 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 21, 1995
                                                SECURITIES ACT FILE NO. 33-44500
                                        INVESTMENT COMPANY ACT FILE NO. 811-4375
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ----------------
                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]
                         PRE-EFFECTIVE AMENDMENT NO.                         [_]

                      POST-EFFECTIVE AMENDMENT NO. 5                         [X]
                                     AND/OR
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]

                             AMENDMENT NO. 115                               [X]
                        (Check appropriate box or boxes)
                               ----------------
                     MERRILL LYNCH OHIO MUNICIPAL BOND FUND
              OF MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST
               (Exact Name of Registrant as Specified in Charter)

                  800 SCUDDERS MILL ROAD
                  PLAINSBORO, NEW JERSEY                              08536
         (Address of Principal Executive Offices)                   (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (609) 282-2800
                                 ARTHUR ZEIKEL
                MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST
                 800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY
        MAILING ADDRESS: P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011

                  (Name and Address of Agent for Service)
                               ----------------
                                  COPIES TO:
        COUNSEL FOR THE TRUST:                PHILIP L. KIRSTEIN, ESQ.
             BROWN & WOOD                      FUND ASSET MANAGEMENT
        ONE WORLD TRADE CENTER                     P.O. BOX 9011
    NEW YORK, NEW YORK 10048-0557         PRINCETON, NEW JERSEY 08543-9011
ATTENTION: THOMAS R. SMITH, JR., ESQ.
       BRIAN M. KAPLOWITZ, ESQ.
                               ----------------

 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

                     [X] immediately upon filing pursuant to paragraph (b)

                     [_] on (date) pursuant to paragraph (b)

                     [_] 60 days after filing pursuant to paragraph (a)(1)

                     [_] on (date) pursuant to paragraph (a)(1)

                     [_] 75 days after filing pursuant to paragraph (a)(2)

                     [_] on (date) pursuant to paragraph (a)(2) of Rule 485.

            IF APPROPRIATE, CHECK THE FOLLOWING BOX:
                     [_] this post-effective amendment designates a new
                       effective date for a previously filed post-effective amendment.
                               ----------------

  THE REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF ITS SHARES UNDER THE SECURITIES ACT OF 1933 PURSUANT TO RULE 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. THE NOTICE REQUIRED FOR THE REGISTRANT'S MOST RECENT FISCAL YEAR WAS FILED ON SEPTEMBER 22, 1995.

     CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                          PROPOSED       PROPOSED
                           AMOUNT OF      MAXIMUM        MAXIMUM      AMOUNT OF
  TITLE OF SECURITIES     SHARES BEING OFFERING PRICE   AGGREGATE    REGISTRATION
    BEING REGISTERED       REGISTERED    PER SHARE    OFFERING PRICE     FEE
---------------------------------------------------------------------------------
Shares of Beneficial In-
 terest
 (par value $0.10 per
 share).................    216,505        $11.27        $290,000        $100

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

*(1) The calculation of the maximum aggregate offering price is made pursuant to Rule 24e-2 under the Investment Company Act of 1940.

 (2) The total amount of securities redeemed or repurchased during Registrant's previous fiscal year was 1,935,490 Shares of Beneficial Interest.

 (3) 1,744,717 of the Shares described in (2) above have been used for reduction pursuant to Rule 24e-2(a) or Rule 24f-2(c) under the Investment Company Act of 1940 in previous filings during Registrant's current fiscal year.

 (4) 190,773 of the Shares redeemed during Registrant's previous fiscal year are being used for the reduction of the registration fee in this amendment to the Registration Statement.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 MERRILL LYNCH OHIO MUNICIPAL BOND FUND OF
                MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST

                      REGISTRATION STATEMENT ON FORM N-1A

                             CROSS REFERENCE SHEET

 N-1A
 ITEM NO.                                              LOCATION
 --------                                              --------
 PART A
  Item  1.   Cover Page..............   Cover Page
  Item  2.   Synopsis................   Fee Table
             Condensed Financial
  Item  3.   Information.............   Financial Highlights; Performance Data
  Item  4.   General Description of
             Registrant..............   Investment Objective and Policies;
                                         Additional Information
  Item  5.   Management of the Fund..   Fee Table; Management of the Trust;
                                         Inside Back Cover Page
  Item  5A.  Management's Discussion
             of Fund  Performance....   Not Applicable
  Item  6.   Capital Stock and Other
             Securities..............   Cover Page; Merrill Lynch Select
                                         PricingSM System; Additional
                                         Information
  Item  7.   Purchase of Securities
             Being Offered...........   Cover Page; Fee Table; Merrill Lynch
                                         Select Pricing SM System; Purchase of
                                         Shares; Shareholder Services;
                                         Additional Information; Inside Back
                                         Cover Page
  Item  8.   Redemption or
             Repurchase..............   Fee Table; Merrill Lynch Select
                                         PricingSM System; Purchase of Shares;
                                         Redemption of Shares
  Item  9.   Pending Legal
             Proceedings.............   Not Applicable

PART B
  Item 10.   Cover Page..............   Cover Page
  Item 11.   Table of Contents.......   Back Cover Page
  Item 12.   General Information and
             History.................   Additional Information
  Item 13.   Investment Objective and
             Policies................   Investment Objective and Policies
  Item 14.   Management of the Fund..   Management of the Trust
  Item 15.   Control Persons and
              Principal Holders of
              Securities.............   Management of the Trust; General
                                         Information--Additional Information
  Item 16.   Investment Advisory and
             Other Services..........   Management of the Trust; Purchase of
                                         Shares; General Information
  Item 17.   Brokerage Allocation and
             Other Practices.........   Portfolio Transactions
  Item 18.   Capital Stock and Other
             Securities..............   General Information--Description of
                                         Series and Shares
  Item 19.   Purchase, Redemption and
              Pricing of Securities
              Being Offered..........   Purchase of Shares; Redemption of
                                        Shares;  Determination of Net Asset
                                         Value; Shareholder Services
  Item 20.   Tax Status..............   Distributions and Taxes
  Item 21.   Underwriters............   Purchase of Shares
  Item 22.   Calculation of
             Performance Data........   Performance Data
  Item 23.   Financial Statements....   Financial Statements

PART C
  Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

PROSPECTUS
----------

NOVEMBER 21, 1995

                    MERRILL LYNCH OHIO MUNICIPAL BOND FUND
               MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST
  P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 . PHONE NO. (609) 282-2800

  Merrill Lynch Ohio Municipal Bond Fund (the "Fund") is a mutual fund seeking to provide shareholders with as high a level of income exempt from Federal and Ohio income taxes as is consistent with prudent investment management. The Fund invests primarily in a portfolio of long-term, investment grade obligations issued by or on behalf of the State of Ohio, its political subdivisions, agencies and instrumentalities and of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam, the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal and Ohio income taxes ("Ohio Municipal Bonds"). Dividends paid by the Fund are exempt from Federal and Ohio income taxes to the extent they are derived from Ohio Municipal Bonds. The Fund may invest in certain tax-exempt securities classified as "private activity bonds" that may subject certain investors in the Fund to an alternative minimum tax. At times, the Fund may seek to hedge its portfolio through the use of futures transactions and options. There can be no assurance that the investment objective of the Fund will be realized. For more information on the Fund's investment objective and policies, see "Investment Objective and Policies" on page 9.

                               ----------------

  Pursuant to the Merrill Lynch Select Pricing(SM) System, the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select PricingSM System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See "Merrill Lynch Select PricingSM System" on page 4.

  Shares may be purchased directly from Merrill Lynch Funds Distributor, Inc. (the "Distributor"), P.O. Box 9081, Princeton, New Jersey 08543-9081 [(609) 282-2800], or from securities dealers which have entered into dealer agreements with the Distributor, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). The minimum initial purchase is $1,000 and the minimum subsequent purchase is $50. Merrill Lynch may charge its customers a processing fee (presently $4.85) for confirming purchases and repurchases. Purchases and redemptions directly through the Fund's Transfer Agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares".

                               ----------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
 AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
  IS A CRIMINAL OFFENSE.

                               ----------------

  This Prospectus is a concise statement of information about the Fund that is relevant to making an investment in the Fund. This Prospectus should be retained for future reference. A statement containing additional information about the Fund, dated November 21, 1995 (the "Statement of Additional Information"), has been filed with the Securities and Exchange Commission (the "Commission") and is available, without charge, by calling or by writing Merrill Lynch Multi-State Municipal Series Trust (the "Trust") at the above-referenced telephone number or address. The Statement of Additional Information is hereby incorporated by reference into this Prospectus. The Fund is a separate series of the Trust, an open-end management investment company organized as a Massachusetts business trust.

                               ----------------

                       FUND ASSET MANAGEMENT -- MANAGER

             MERRILL LYNCH FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

                                   FEE TABLE

  A general comparison of the sales arrangements and other nonrecurring and recurring expenses applicable to shares of the Fund follows:

                  CLASS A(a)         CLASS B(b)            CLASS C     CLASS D
                  ----------         ----------        --------------- -------
SHAREHOLDER
 TRANSACTION EX-
 PENSES:
 Maximum Sales
  Charge Imposed
  on Purchases
  (as a percent-
  age of offer-
  ing price)....    4.00%(c)            None                None        4.00%(c)
 Sales Charge
  Imposed on
  Dividend
  Reinvestments..    None               None                None         None
 Deferred Sales
  Charge (as a
  percentage of
  original pur-
  chase price or
  redemption
  proceeds,
  whichever is
  lower)........     None(d)   4.0% during the first   1% for one year   None(d)
                               year, decreasing 1.0%
                               annually thereafter to
                                 0.0% after the
                                  fourth year
 Exchange Fee...     None               None                None         None
ANNUAL FUND OP-
 ERATING EX-
 PENSES (AS A
 PERCENTAGE OF
 AVERAGE NET
 ASSETS)(e):
 Investment Ad-
  visory
  Fees(f).......    0.55%               0.55%               0.55%       0.55%
 Rule 12b-1
  Fees(g):
 Account Mainte-
  nance Fees....     None               0.25%               0.25%       0.10%
 Distribution
  Fees..........     None               0.25%               0.35%        None
                              (Class B shares convert
                                         to
                                   Class D shares
                                   automatically
                              after approximately ten
                                       years,
                               cease being subject to
                               distribution fees and
                                       become
                              subject to lower account
                                 maintenance fees)
 Other Expenses:
 Custodial
  Fees..........     .01%               .01%                 .01%        .01%
 Shareholder
  Servicing
  Costs(h)......     .07%               .08%                 .08%        .07%
 Miscellaneous..     .26%               .26%                 .26%        .26%
                    -----              -----                -----       -----
  Total Other
   Expenses.....     .34%               .35%                 .35%        .34%
                    -----              -----                -----       -----
 Total Fund Op-
  erating Ex-
  penses+.......     .89%              1.40%                1.50%        .99%
                    =====              =====                =====       =====

--------

(a) Class A shares are sold to a limited group of investors including existing Class A shareholders and certain investment programs. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares"-- page 23.
(b) Class B shares convert to Class D shares automatically approximately 10 years after initial purchase. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares"--page 24.

(c) Reduced for purchases of $25,000 and over, and waived for purchases of Class A shares by certain investment programs. Class A and Class D purchases of $1,000,000 or more are not subject to an initial sales charge. See "Purchases of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares"--page 23.

(d) Class A and Class D shares are not subject to a contingent deferred sales charge ("CDSC"), except that certain purchases of $1,000,000 or more which are not subject to an initial sales charge may instead be subject to a CDSC of 1.0% if redeemed within the first year after purchase.

(e) Information for Class A and Class B shares is stated for the fiscal year ended July 31, 1995. Information under "Other Expenses" for Class C and Class D shares is estimated for the fiscal year ending July 31, 1996.

(f) See "Management of the Trust--Management and Advisory Arrangements"--page
    19.

(g) See "Purchase of Shares--Distribution Plans"--page 28.

(h) See "Management of the Trust--Transfer Agency Services"--page 20.

 + As of July 31, 1995, the Manager has voluntarily waived a portion of its management fees due from the Fund. The fee table has been restated to assume the absence of any such waiver because the Manager may discontinue or reduce such waiver of fees at any time without notice. During the fiscal year ended July 31, 1995, the Manager waived management fees totaling .03% for Class A shares and .03% for Class B shares after which the Fund's total expense ratio net of reimbursement was .86% for Class A shares and 1.37% for Class B shares. During the period October 21, 1994 (commencement of operations) to July 31, 1995 the Manager did not waive management fees with respect to Class C and Class D shares.

EXAMPLE:

                             CUMULATIVE EXPENSES PAID FOR THE PERIOD OF:
                            --------------------------------------------------
                             1 YEAR       3 YEARS      5 YEARS      10 YEARS
                            ----------   ----------   ----------   -----------
An investor would pay the
 following expenses on a
 $1,000 investment
 including the maximum $40
 initial sales charge
 (Class A and Class D
 shares only) and assuming
 (1) the Total Fund
 Operating Expenses for
 each class set forth
 above, (2) a 5% annual
 return throughout the
 periods and (3) redemption
 at the end of the period:
  Class A..................  $ 49           $ 67           $ 87         $ 145
  Class B..................  $ 54           $ 64           $ 77         $ 168
  Class C..................  $ 25           $ 47           $ 82         $ 179
  Class D..................  $ 50           $ 70           $ 93         $ 156
An investor would pay the
 following expenses on the
 same $1,000 investment
 assuming no redemption at
 the end of the period:
  Class A..................  $ 49           $ 67           $ 87         $ 145
  Class B..................  $ 14           $ 44           $ 77         $ 168
  Class C..................  $ 15           $ 47           $ 82         $ 179
  Class D..................  $ 50           $ 70           $ 93         $ 156

  The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly. The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by the regulations of the Commission. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATE OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE. Class B and Class C shareholders who hold their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD"). Merrill Lynch may charge its customers a processing fee (presently $4.85) for confirming purchases and repurchases. Purchases and redemptions directly through the Fund's Transfer Agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares".

                     MERRILL LYNCH SELECT PRICING(SM) SYSTEM

  The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. The shares of each class may be purchased at a price equal to the next determined net asset value per share subject to the sales charges and ongoing fee arrangements described below. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. The Merrill Lynch Select PricingSM System is used by more than 50 mutual funds advised by Merrill Lynch Asset Management, L.P. ("MLAM") or its affiliate, Fund Asset Management, L.P. ("FAM" or the "Manager"). Funds advised by MLAM or FAM are referred to herein as "MLAM-advised mutual funds".

  Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The deferred sales charges and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on the Class D shares, are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges will not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares will be calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege".

  Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class D shares are the same as those of the deferred sales charges with respect to the Class B and Class C shares in that the sales charges applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

  The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select PricingSM System, followed by a more detailed description of each class and a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select PricingSM System that the investor believes is most beneficial under his particular circumstances. More detailed information as to each class of shares is set forth under "Purchase of Shares".

                                       ACCOUNT
                                     MAINTENANCE DISTRIBUTION
 CLASS       SALES CHARGE/(1)/           FEE         FEE        CONVERSION FEATURE
------------------------------------------------------------------------------------
  A        Maximum 4.00% initial         No           No                No
          sales charge/(2)(3)/
------------------------------------------------------------------------------------
  B    CDSC for a period of 4 years,    0.25%        0.25%     B shares convert to
       at a rate of 4.0% during the                           D shares automatically
        first year, decreasing 1.0%                            after approximately
             annually to 0.0%                                     ten years/(4)/
------------------------------------------------------------------------------------
  C       1.0% CDSC for one year        0.25%        0.35%              No
------------------------------------------------------------------------------------
  D        Maximum 4.00% initial        0.10%         No                No
             sales charge/(3)/

--------
(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.
(2) Offered only to eligible investors. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares--Eligible Class A Investors".

(3) Reduced for purchases of $25,000 or more. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but instead may be subject to a CDSC of 1.0% if redeemed within one year. See "Class A" and "Class D" below.

(4) The conversion period for dividend reinvestment shares was modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have an eight year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

Class A: Class A shares incur an initial sales charge when they are purchased and bear no ongoing distribution or account maintenance fees. Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors that currently own Class A shares in a shareholder account are entitled to purchase additional Class A shares in that account. In addition, Class A shares will be offered to Merrill Lynch & Co., Inc. ("ML & Co.") and its subsidiaries (the term "subsidiaries", when used herein with respect to ML & Co., includes MLAM, the Manager and certain other entities directly or indirectly wholly-owned and controlled by ML & Co.) and their directors and employees and to members of the Boards of MLAM-advised mutual funds. The maximum initial sales charge is 4.00%, which is reduced for purchases of $25,000 and over. Purchases of $1,000,000 or more may not be subject to an initial sales charge, but if the initial sales charge is waived, such purchases may be subject to a CDSC of 1.0% if the shares are redeemed within one year after purchase. Sales charges also are reduced under a right of accumulation which takes into account the investor's holdings of all classes of all MLAM-advised mutual funds. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares".

Class B: Class B shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25%, an ongoing distribution fee of 0.25% of the Fund's average net assets attributable to Class B shares, as well as a CDSC if they are redeemed within four years of purchase. Approximately ten years after issuance, Class B shares will convert automatically into Class D shares of the Fund, which are subject to a lower account maintenance fee of 0.10% and no distribution fee. Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately eight years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, as will the Class D account maintenance fee of the acquired fund upon the conversion, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired. Automatic conversion of Class B shares into Class D shares will occur at least once a month on the basis of the relative net asset values of the shares of the two classes on the conversion date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes. Shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The conversion period for dividend reinvestment shares is modified as described under "Purchase of Shares--Deferred Sales Charge Alternatives-- Class B and Class C Shares--Conversion of Class B Shares to Class D Shares".

Class C: Class C shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% and an ongoing distribution fee of 0.35% of the Fund's average net assets attributable to Class C shares. Class C shares are also subject to a CDSC if they are redeemed within one year of purchase. Although Class C shares are subject to a 1.0% CDSC for only one year (as compared to four years for Class B shares), Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares will be subject to distribution fees that will be imposed on Class C shares for an indefinite period subject to annual approval by the Fund's Board of Trustees and regulatory limitations.

Class D: Class D shares incur an initial sales charge when they are purchased and are subject to an ongoing account maintenance fee of 0.10% of the Fund's average net assets attributable to Class D shares. Class D shares are not subject to an ongoing distribution fee or any CDSC when they are redeemed. Purchases of $1,000,000 or more may not be subject to an initial sales charge, but if the initial sales charge is waived such purchases may be subject to a CDSC of 1.0% if the shares are redeemed within one year after purchase. The schedule of initial sales charges and reductions for the Class D shares is the same as the schedule for Class A shares. Class D shares also will be issued upon conversion of Class B shares as described above under "Class B" above. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares".


  The following is a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select PricingSM System that the investor believes is most beneficial under his particular circumstances.

  Initial Sales Charge Alternatives. Investors who prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charge and, in the case of Class D shares, the account maintenance fee. Although some investors that previously purchased Class A shares may no longer be eligible to purchase Class A shares of other MLAM-advised mutual funds, those previously purchased Class A shares, together with Class B, Class C and Class D share holdings, will count toward a right of accumulation which may qualify the investor for reduced initial sales charges on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.

  Deferred Sales Charge Alternatives. Because no initial sales charges are deducted at the time of purchase, Class B and Class C shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors who do not qualify for a reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class D shares of the Fund after a conversion period of approximately ten years, and thereafter investors will be subject to lower ongoing fees.

  Certain investors may elect to purchase Class B shares if they determine it to be most advantageous to have all their funds invested initially and intend to hold their shares for an extended period of time. Investors in Class B shares should take into account whether they intend to redeem their shares within the CDSC period and, if not, whether they intend to remain invested until the end of the conversion period and thereby take advantage of the reduction in ongoing fees resulting from the conversion into Class D shares. Other investors, however, may elect to purchase Class C shares if they determine that it is advantageous to have all their assets invested initially and they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds. Although Class C shareholders are subject to a shorter CDSC period at a lower rate, they are subject to higher distribution fees and forgo the Class B conversion feature, making their investment subject to account maintenance and distribution fees for an indefinite period of time. In addition, while both Class B and Class C distribution fees are subject to the limitations on asset-based sales charges imposed by the NASD, the Class B distribution fees are further limited under a voluntary waiver of asset-based sales charges. See "Purchase of Shares-- Limitations on the Payment of Deferred Sales Charges".

                           FINANCIAL HIGHLIGHTS

  The financial information in the table below has been audited in connection with the annual audits of the financial statements of the Fund by Deloitte & Touche LLP, independent auditors. Financial statements for the year ended July 31, 1995 and the independent auditors' report thereon are included in the Statement of Additional Information. The following per share data and ratios have been derived from information provided in the Fund's audited financial statements. Financial information is presented for Class C and Class D shares only for the period October 21, 1994 (commencement of operations) to July 31, 1995. Further information about the performance of the Fund is contained in the Fund's most recent annual report to shareholders which may be obtained, without charge, by calling or by writing the Trust at the telephone number or address on the front cover of this Prospectus.

                                         CLASS A                                CLASS B                   CLASS C   CLASS D
                            ------------------------------------- --------------------------------------- --------  --------
                                                       FOR THE                                 FOR THE
                                                        PERIOD                                  PERIOD     FOR THE PERIOD
                                FOR THE YEAR         FEBRUARY 28,      FOR THE YEAR          FEBRUARY 28, OCTOBER 21, 1994+
                               ENDED JULY 31,         1992+  TO       ENDED JULY 31,          1992+  TO      TO JULY 31,
                            -----------------------    JULY 31,   -------------------------    JULY 31,   ------------------
                             1995     1994    1993       1992      1995     1994     1993        1992       1995      1995
                            -------  ------  ------  ------------ -------  -------  -------  ------------ --------  --------
 INCREASE (DECREASE) IN
 NET ASSET VALUE:
 PER SHARE OPERATING
 PERFORMANCE:
 Net asset value,
 beginning of period.....   $ 10.50  $11.02  $10.56     $10.00    $ 10.50  $ 11.02  $ 10.56    $ 10.00    $  10.09  $  10.09
                            -------  ------  ------     ------    -------  -------  -------    -------    --------  --------
 Investment income--net..       .55     .56     .58        .25        .49      .50      .52        .23         .37       .41
 Realized and unrealized
 gain (loss) on
 investments--net........       .06    (.43)    .49        .56        .06     (.43)     .49        .56         .47       .47
                            -------  ------  ------     ------    -------  -------  -------    -------    --------  --------
 Total from investment
 operations..............       .61     .13    1.07        .81        .55      .07     1.01        .79         .84       .88
                            -------  ------  ------     ------    -------  -------  -------    -------    --------  --------
 Less dividends and
 distributions:
 Investment income--net..      (.55)   (.56)   (.58)      (.25)      (.49)    (.50)    (.52)      (.23)       (.37)     (.41)
 Realized gain on
 investments--net........       --      --     (.03)       --         --       --      (.03)       --          --        --
 In excess of realized
 gain on investments--
 net.....................       --     (.09)    --         --         --      (.09)     --         --          --        --
                            -------  ------  ------     ------    -------  -------  -------    -------    --------  --------
 Total dividends and
 distributions...........      (.55)   (.65)   (.61)      (.25)      (.49)    (.59)    (.55)      (.23)       (.37)     (.41)
                            -------  ------  ------     ------    -------  -------  -------    -------    --------  --------
 Net asset value, end of
 period..................   $ 10.56  $10.50  $11.02     $10.56    $ 10.56  $ 10.50  $ 11.02    $ 10.56    $  10.56  $  10.56
                            =======  ======  ======     ======    =======  =======  =======    =======    ========  ========
 TOTAL INVESTMENT
 RETURN**:
 Based on net asset value
 per share...............     6.03%   1.10%  10.51%      8.21%#     5.49%     .59%    9.95%      7.98%#      8.50%#    8.93%#
                            =======  ======  ======     ======    =======  =======  =======    =======    ========  ========
 RATIOS TO AVERAGE NET
 ASSETS:
 Expenses, excluding
 account maintenance and
 distribution fees and
 net of reimbursement....      .86%    .65%    .51%       .16%*      .87%     .66%     .52%       .17%*       .90%*     .89%*
                            =======  ======  ======     ======    =======  =======  =======    =======    ========  ========
 Expenses, net of
 reimbursement...........      .86%    .65%    .51%       .16%*     1.37%    1.16%    1.02%       .67%*      1.50%*     .99%*
                            =======  ======  ======     ======    =======  =======  =======    =======    ========  ========
 Expenses................      .89%    .89%   1.04%      1.36%*     1.40%    1.39%    1.55%      1.86%*      1.50%*     .99%*
                            =======  ======  ======     ======    =======  =======  =======    =======    ========  ========
 Investment income--net..     5.30%   5.12%   5.44%      5.75%*     4.79%    4.61%    4.93%      5.26%*      4.62%*    5.17%*
                            =======  ======  ======     ======    =======  =======  =======    =======    ========  ========
 SUPPLEMENTAL DATA:
 Net assets, end of
 period (in thousands)...   $ 7,270  $9,373  $8,446     $4,209    $64,068  $65,610  $53,341    $26,244    $    874  $  3,234
                            =======  ======  ======     ======    =======  =======  =======    =======    ========  ========
 Portfolio Turnover......   169.34%  44.83%  41.51%     13.21%    169.34%   44.83%   41.51%     13.21%     169.34%   169.34%
                            =======  ======  ======     ======    =======  =======  =======    =======    ========  ========

----

 * Annualized.

** Total investment returns exclude the effects of sales loads.

 + Commencement of operations.

# Aggregate total investment return.

                       INVESTMENT OBJECTIVE AND POLICIES

  The investment objective of the Fund is to provide shareholders with as high a level of income exempt from Federal and Ohio income taxes as is consistent with prudent investment management. The Fund seeks to achieve its objective while providing investors with the opportunity to invest in a portfolio of securities consisting primarily of long-term obligations issued by or on behalf of the State of Ohio, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam, which pay interest exempt, in the opinion of bond counsel to the issuer, from Federal and Ohio income taxes. Obligations exempt from Federal income taxes are referred to herein as "Municipal Bonds" and obligations exempt from both Federal and Ohio income taxes are referred to as "Ohio Municipal Bonds." Unless otherwise indicated, references to Municipal Bonds shall be deemed to include Ohio Municipal Bonds. The Fund at all times, except during temporary defensive periods, will maintain at least 65% of its total assets invested in Ohio Municipal Bonds. The investment objective of the Fund as set forth in the first sentence of this paragraph is a fundamental policy and may not be changed without shareholder approval.

  Municipal Bonds may include several types of bonds. The Fund may also invest in variable rate demand obligations ("VRDOs"). The interest on Municipal Bonds may bear a fixed rate or be payable at a variable or floating rate. At least 80% of the Municipal Bonds purchased by the Fund primarily will be what are commonly referred to as "investment grade" securities, which are obligations rated at the time of purchase within the four highest quality ratings as determined by either Moody's Investors Service, Inc. ("Moody's") (currently Aaa, Aa, A and Baa), Standard & Poor's Ratings Corporation ("Standard & Poor's") (currently AAA, AA, A and BBB) or Fitch Investors Service, Inc. ("Fitch") (currently AAA, AA, A and BBB). If Municipal Bonds are unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to obligations in which the Fund may invest. Municipal Bonds rated in the fourth highest rating category, while considered "investment grade", have certain speculative characteristics and are more likely to be downgraded to non-investment grade than obligations rated in one of the top three rating categories. See Appendix II--"Ratings of Municipal Bonds"--in the Statement of Additional Information for more information regarding ratings of debt securities. An issue of rated Municipal Bonds may cease to be rated or its rating may be reduced below "investment grade" subsequent to its purchase by the Fund. If an obligation is downgraded below investment grade, the Manager will consider factors such as price, credit risk, market conditions, financial condition of the issuer and interest rates to determine whether to continue to hold the obligation in the Fund's portfolio.

  The Fund may invest up to 20% of its total assets in Municipal Bonds that are rated below Baa by Moody's or below BBB by Standard & Poor's or Fitch, or which in the Manager's judgment, possess similar credit characteristics. Such securities, sometimes referred to as "high-yield" or "junk" bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. The market prices of high-yielding, lower-rated securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. In purchasing such securities, the Fund will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of the issuer of such securities. The Manager will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of its management and regulatory matters. See "Investment Objective and Policies" in the Statement of Additional Information for a more detailed discussion of the pertinent risk factors involved in investing in "high yield" or "junk" bonds and Appendix II--"Ratings of Municipal Bonds"--in the Statement of Additional Information for additional information regarding ratings of debt securities. The Fund does not intend to purchase debt securities that are in default or which the Manager believes will be in default.

  Certain Municipal Bonds may be entitled to the benefits of letters of credit or similar credit enhancements issued by financial institutions. In such instances, the Trustees and the Manager will take into account in assessing the quality of such bonds not only the creditworthiness of the issuer of such bonds but also the creditworthiness of the financial institution.

  The Fund's investments may also include VRDOs and VRDOs in the form of participation interests ("Participating VRDOs") in variable rate tax-exempt obligations held by a financial institution. The VRDOs in which the Fund will invest are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest on a short notice period not to exceed seven days. Participating VRDOs provide the Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution on a specified number of days' notice, not to exceed seven days. There is, however, the possibility that because of default or insolvency, the demand feature of VRDOs or Participating VRDOs may not be honored. The Fund has been advised by its counsel that the Fund should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations.

  VRDOs that contain an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed illiquid securities. A VRDO with a demand notice period exceeding seven days will therefore be subject to the Fund's restriction on illiquid investments unless, in the judgment of the Trustees, such VRDO is liquid. The Trustees may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of such VRDOs. The Trustees, however, will retain sufficient oversight and be ultimately responsible for such determinations.

  The Fund ordinarily does not intend to realize investment income not exempt from Federal and Ohio income taxes. However, to the extent that suitable Ohio Municipal Bonds are not available for investment by the Fund, the Fund may purchase Municipal Bonds issued by other states, their agencies and instrumentalities, the interest income on which is exempt, in the opinion of bond counsel, from Federal, but not Ohio, taxation. The Fund also may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund nevertheless believes such securities to be exempt from Federal income taxation ("Non-Municipal Tax-Exempt Securities"). Non-Municipal Tax-Exempt Securities may also include securities issued by other investment companies that invest in municipal bonds, to the extent such investments are permitted by the Investment Company Act of 1940, as amended (the "1940 Act"). Other Tax-Exempt Non-Municipal Securities could include trust certificates or other instruments evidencing interests in one or more long-term municipal securities.

  Under normal circumstances, except when acceptable securities are unavailable as determined by the Manager, the Fund will invest at least 65% of its total assets in Ohio Municipal Bonds. For temporary defensive periods or to provide liquidity, the Fund has the authority to invest as much as 35% of its total assets in tax-exempt or taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as "Temporary Investments"), except that taxable Temporary Investments shall not exceed 20% of the Fund's net assets. The Temporary Investments, VRDOs and Participating VRDOs in which the Fund may invest also will be in the following rating categories at the time of purchase: MIG-1/VMIG-1 through MIG-4/VMIG-4 for notes and VRDOs and Prime-1 through Prime-3 for commercial paper (as determined by Moody's), SP-1+ through SP-2 for notes and A-1+ through A-3 for VRDOs and commercial paper (as determined by Standard & Poor's), or F-1+ through F-3 for notes, VRDOs and commercial paper (as determined by Fitch) or, if unrated, of comparable quality in the opinion of the Manager. The Fund at all times will have at least 80% of its net assets invested in securities the interest on which is exempt from Federal taxation. However, interest received on certain otherwise tax-exempt securities which are classified as "private activity bonds" (in general, bonds that benefit non-governmental entities) may be subject to Federal alternative minimum tax. The percentage of the Fund's net assets invested in "private activity bonds" will vary during the year. See "Distributions and Taxes". In addition, the Fund reserves the right to invest temporarily a greater portion of its assets in Temporary Investments for defensive purposes, when, in the judgment of the Manager, market conditions warrant. The investment objective of the Fund is a fundamental policy of the Fund which may not be changed without a vote of a majority of the outstanding shares of the Fund. The Fund's hedging strategies, which are described in more detail under "Financial Futures Transactions and Options," are not fundamental policies and may be modified by the Trustees of the Trust without the approval of the Fund's shareholders.

POTENTIAL BENEFITS

  Investment in shares of the Fund offers several benefits. The Fund offers investors the opportunity to receive income exempt from Federal and Ohio income taxes by investing in a professionally managed portfolio consisting primarily of long-term Ohio Municipal Bonds. The Fund also provides liquidity because of its redemption features and relieves the investor of the burdensome administrative details involved in managing a portfolio of tax-exempt securities. The benefits are at least partially offset by the expenses involved in operating an investment company. Such expenses primarily consist of the management fee and operational costs and, in the case of certain classes of shares, the account maintenance and distribution costs.

SPECIAL AND RISK CONSIDERATIONS RELATING TO MUNICIPAL BONDS

  The risks and special considerations involved in investments in Municipal Bonds vary with the types of instruments being acquired. Investments in Non-Municipal Tax-Exempt Securities may present similar risks, depending on the particular product. Certain instruments in which the Fund may invest may be characterized as derivative instruments. See "Description of Municipal Bonds" and "Financial Futures Transactions and Options".

  Moreover, the Fund ordinarily will invest at least 65% of its total assets in Ohio Municipal Bonds, and therefore it is more susceptible to factors adversely affecting issuers of Ohio Municipal Bonds than is a municipal bond mutual fund that is not concentrated in issuers of Ohio Municipal Bonds to this degree. The Ohio State General Revenue Fund had positive fund and cash balances at the end of the 1995 Fiscal Year of

$928 million and $1,312.2 million, respectively. Economic activity in the State, as in many other industrially developed states, tends to be more cyclical than in some other states and in the nation as a whole. Currently, the State of Ohio's general obligation bonds are rated AA, Aa and AA by Fitch, Moody's and Standard & Poor's, respectively. The Manager does not believe that the current economic conditions in Ohio will have a significant adverse effect on the Fund's ability to invest in high quality Ohio Municipal Bonds. See "Description of Municipal Bonds" in the Statement of Additional Information and see also Appendix I --"Economic and Financial Conditions in Ohio"--in the Statement of Additional Information.

DESCRIPTION OF MUNICIPAL BONDS

  Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including construction and equipping of a wide range of public facilities (including water, sewer, gas, electricity, solid waste, health care, transportation, education and housing facilities), refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of industrial development bonds ("IDBs") are issued by or on behalf of public authorities to finance various privately operated facilities, including certain facilities for local furnishing of electric energy or gas, sewage facilities, solid waste disposal facilities and other specialized facilities. For purposes of this Prospectus, such obligations are referred to as Municipal Bonds if the interest paid thereon is exempt from Federal income tax and as Ohio Municipal Bonds if the interest thereon is exempt from both Federal income tax and Ohio income tax, even though such bonds may be "private activity bonds" as discussed below.

  The two principal classifications of Municipal Bonds are "general obligation" bonds and "revenue" bonds which latter category includes IDBs and, for bonds issued after August 15, 1986, private activity bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The taxing power of any governmental entity may be limited, however, by provisions of state constitutions or laws, and an entity's creditworthiness will depend on many factors, including potential erosion of the tax base due to population declines, natural disasters, declines in the state's industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes, and the extent to which the entity relies on Federal or state aid, access to capital markets or other factors beyond the state or entity's control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer's maintenance of its tax base.

  Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as payments from the user of the facility being financed; accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source. The Fund will not invest in IDBs where the entity supplying the revenues from which the issuer is paid, including predecessors, has a record of less than three years of continuous business operations if such investments, together with investments in other unseasoned issuers, would exceed 5% of the Fund's total assets. Investments involving entities with less than three years of continuous business operations may pose somewhat greater risks due to the lack of a substantial operating history for such entities. The Manager believes, however, that the potential benefits of such investments outweigh the potential risks, particularly given the Fund's limitations on such investments.

  The Fund may purchase IDBs and private activity bonds. IDBs and private activity bonds are tax-exempt securities issued by states, municipalities or public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction or improvement of a facility to be used by the entity. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity which may or may not be guaranteed by a parent company or otherwise secured. Therefore, an investor should be aware that repayment of such bonds depends on the revenues of a private entity and be aware of the risks that such an investment may entail. Continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, capital structure, demand for its products or services, competition, general economic conditions, government regulation and the corporation's dependence on revenues for the operation of the particular facility being financed. The Fund may invest more than 25% of its total assets in IDBs and private activity bonds. The Fund may also invest in so called "moral obligation" bonds which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, repayment of such bonds becomes a moral commitment, but not a legal obligation, of the state or municipality in question.

  The Fund may invest in Municipal Bonds (and Non-Municipal Tax-Exempt Securities) the return on which is based on a particular index of value or interest rates. For example, the Fund may invest in Municipal Bonds that pay interest based on an index of Municipal Bond interest rates or based on the value of gold or some other commodity. The principal amount payable upon maturity of certain Municipal Bonds also may be based on the value of an index. To the extent the Fund invests in these types of Municipal Bonds, the Fund's return on such Municipal Bonds will be subject to risk with respect to the value of the particular index. Interest and principal payable on Municipal Bonds must also be based on relative changes among particular indices. Also, the Fund may invest in so-called "inverse floating obligations" or "residual interest bonds" on which the interest rates typically decline as market rates increase and increase as market rates decline. The Fund's return on such types of Municipal Bonds (and Non-Municipal Tax-Exempt Securities) will be subject to risk with respect to the value of the particular index, which may include reduced or eliminated interest payments and losses of invested principal. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed-rate long term tax exempt securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate tax exempt securities. To seek to limit the volatility of these securities, the Fund may purchase inverse floating obligations with shorter term maturities or which contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. The Fund may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 15% of the Fund's total assets. The Manager believes, however, that indexed and inverse floating obligations represent flexible portfolio management instruments for the Fund which allow the Fund to seek potential investment rewards, hedge other portfolio positions or vary the degree of investment leverage relatively efficiently under different market conditions.

  Also included within the general category of Municipal Bonds are participation certificates issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. The certificates represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called "lease obligations") relating to such equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the issuer's unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional securities. Certain investments in lease obligations may be illiquid. The Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments would exceed 15% of the Fund's total assets. The Fund may, however, invest without regard to such limitation in lease obligations which the Manager, pursuant to guidelines which have been adopted by the Board of Trustees and subject to the supervision of the Board, determines to be liquid. The Manager will deem lease obligations to be liquid if they are publicly offered and have received an investment grade rating of Baa or better by Moody's, or BBB or better by Standard & Poor's or Fitch. Unrated lease obligations, or those rated below investment grade, will be considered liquid if the obligations come to the market through an underwritten public offering and at least two dealers are willing to give competitive bids. In reference to the obligations rated below investment grade, the Manager must, among other things, also review the creditworthiness of the municipality obligated to make payment under the lease obligation and make certain specified determinations based on such factors as the existence of a rating or credit enhancement such as insurance, the frequency of trades or quotes for the obligation and the willingness of dealers to make a market in the obligation.

  Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a Federal income tax exemption. As a result, this legislation and legislation which may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.

CALL RIGHTS

  The Fund may purchase a Municipal Bond issuer's right to call all or a portion of such Municipal Bond for mandatory tender for purchase (a "Call Right"). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to the maturity of the related Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related Municipal Bond is identical to that of holding a Municipal Bond as a non-callable security. Certain investments in such obligations may be illiquid. The Fund may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 15% of the Fund's total assets.

WHEN-ISSUED SECURITIES AND DELAYED DELIVERY TRANSACTIONS

  The Fund may purchase or sell Municipal Bonds on a delayed delivery basis or a when-issued basis at fixed purchase terms. These transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future. The purchase will be recorded on the date the Fund enters into the commitment and the value of the obligation will thereafter be reflected in the calculation of the

Fund's net asset value. The value of the obligation on the delivery date may be more or less than its purchase price. A separate account of the Fund will be established with its custodian consisting of cash, cash equivalents or high grade, liquid Municipal Bonds having a market value at all times at least equal to the amount of the forward commitment.

FINANCIAL FUTURES TRANSACTIONS AND OPTIONS

  The Fund is authorized to purchase and sell certain exchange traded financial futures contracts ("financial futures contracts") solely for the purpose of hedging its investments in Municipal Bonds against declines in value and to hedge against increases in the cost of securities it intends to purchase. However, any transactions involving financial futures or options (including puts and calls associated therewith) will be in accordance with the Fund's investment policies. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract, or in the case of index-based futures contracts to make and accept a cash settlement, at a specific future time for a specified price. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased, because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the futures contracts. Distributions, if any, of net long-term capital gains from certain transactions in futures or options are taxable at long-term capital gains rates for Federal income tax purposes, regardless of the length of time the shareholder has owned Fund shares. See "Distributions and Taxes--Taxes."

  The Fund may deal in financial futures contracts traded on the Chicago Board of Trade based on The Bond Buyer Municipal Bond Index, a price-weighted measure of the market value of 40 large, recently issued tax-exempt bonds. There can be no assurance, however, that a liquid secondary market will exist to terminate any particular financial futures contract at any specific time. If it is not possible to close a financial futures position entered into by the Fund, the Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close financial futures positions also could have an adverse impact on the Fund's ability to hedge effectively. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a financial futures contract.

  The Fund may purchase and sell financial futures contracts on U.S. Government securities and write and purchase put and call options on such futures contracts as a hedge against adverse changes in interest rates as described more fully in the Statement of Additional Information. With respect to U.S. Government securities, currently there are financial futures contracts based on long-term U.S. Treasury bonds, Treasury notes, Government National Mortgage Association ("GNMA") Certificates and three-month U.S. Treasury bills.

  Subject to policies adopted by the Trustees, the Fund also may engage in other financial futures contracts transactions and options thereon, such as financial futures contracts or options on other municipal bond indexes which may become available if the Manager of the Fund and the Trustees of the Trust should determine that there is normally a sufficient correlation between the prices of such futures contracts and the Municipal Bonds in which the Fund invests to make such hedging appropriate.

  Utilization of futures transactions and options thereon involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the security which is the subject of the hedge. If the price of the futures contract moves more or less than the price of the security that is the subject of the hedge, the Fund will experience a gain or loss which will not be completely offset by movements in the price of such security. There is a risk of imperfect correlation where the securities underlying futures contracts have different maturities, ratings or geographic mixes than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index which serves as a basis for a financial futures contract. Finally, in the case of futures contracts on U.S. Government securities and options on such futures contracts, the anticipated correlation of price movements between the U.S. Government securities underlying the futures or options and Municipal Bonds may be adversely affected by economic, political, legislative or other developments which have a disparate impact on the respective markets for such securities.

  Under regulations of the Commodity Futures Trading Commission, the futures trading activities described herein will not result in the Fund being deemed to be a "commodity pool", as defined under such regulations, provided that the Fund adheres to certain restrictions. In particular, the Fund may purchase and sell futures contracts and options thereon (i) only for bona fide hedging purposes, and (ii) for non-hedging purposes, if the aggregate initial margins and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of the Fund's portfolio assets after taking into account unrealized profits and unrealized losses on any such contracts and options. (However, as stated above, the Fund intends to engage in options and futures transactions only for hedging purposes.) Manager deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

  When the Fund purchases a futures contract, or writes a put option or purchases a call option thereon, it will maintain an amount of cash, cash equivalents (e.g., high grade commercial paper and daily tender adjustable notes) or short-term, high-grade, fixed-income securities in a segregated account with the Fund's custodian, so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the futures contracts, thereby ensuring that the use of such futures contract is unleveraged. It is not anticipated that transactions in futures contracts will have the effect of increasing portfolio turnover.

  Although certain risks are involved in options and futures transactions, the Manager believes that, because the Fund will engage in futures transactions only for hedging purposes, the futures portfolio strategies of the Fund will not subject the Fund to certain risks frequently associated with speculation in futures transactions. The Fund must meet certain Federal income tax requirements under the Internal Revenue Code of 1986, as amended (the "Code"), in order to qualify for the special tax treatment afforded regulated investment companies, including a requirement that less than 30% of its gross income be derived from the sale or other disposition of securities held for less than three months. Additionally, the Fund is required to meet certain diversification requirements under the Code.

  The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days.

  The successful use of transactions in futures also depends on the ability of the Manager to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent these rates remain stable during the period in which a futures contract is held by the Fund or moves in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction. Furthermore, the Fund will only engage in hedging transactions from time to time and may not necessarily be engaging in hedging transactions when movements in interest rates occur.

  Reference is made to the Statement of Additional Information for further information on financial futures contracts and certain options thereon.

REPURCHASE AGREEMENTS

  As Temporary Investments, the Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities or an affiliate thereof. Under such agreements, the seller agrees, upon entering into the contract, to repurchase the security from the Fund at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. The Fund may not invest in repurchase agreements maturing in more than seven days if such investments, together with the Fund's other illiquid investments, exceed 15% of the Fund's total assets. In the event of default by the seller under a repurchase agreement, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the underlying securities.

INVESTMENT RESTRICTIONS

  The Fund's investment activities are subject to further restrictions that are described in the Statement of Additional Information. Investment restrictions and policies which are fundamental policies may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. Among its fundamental policies, the Fund may not: (i) invest more than 25% of its assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities) (For purposes of this restriction, states, municipalities and their political subdivisions are not considered to be part of any industry); and (ii) borrow money, except that (a) the Fund may borrow from banks (as defined in the 1940
Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (d) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in the Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

  Among its non-fundamental policies, the Fund may not (i) purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law; (ii) invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities [This restriction (ii) shall not apply to securities which mature within seven days or securities which the Board of Trustees of the Trust has otherwise determined to be liquid pursuant to applicable law]; and (iii) invest in securities of companies having a record, together with predecessors, of less than three years of continuous operation, if more than 5% of the Fund's total assets would be invested in such securities. This restriction (iii) shall not apply to mortgaged-backed securities, asset-backed securities or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


  The Fund is classified as non-diversified within the meaning of the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in obligations of a single issuer. However, the Fund's investments will be limited so as to qualify for the special tax treatment afforded regulated investment companies under the Code. See "Distributions and Taxes--Taxes". To qualify, among other requirements, the Trust will limit the Fund's investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. For purposes of this restriction, the Fund will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. These tax-related limitations may be changed by the Trustees of the Trust to the extent necessary to comply with changes to the Federal tax requirements. A fund which elects to be classified as "diversified" under the 1940 Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets. To the extent that the Fund assumes large positions in the obligations of a small number of issuers, the Fund's total return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

  Investors are referred to the Statement of Additional Information for a complete description of the Fund's investment restrictions.

                            MANAGEMENT OF THE TRUST

TRUSTEES

  The Trustees of the Trust consist of six individuals, five of whom are not "interested persons" of the Trust as defined in the 1940 Act. The Trustees are responsible for the overall supervision of the operations of the Trust and the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

  The Trustees are:

  Arthur Zeikel*--President of the Manager; President and Director of Princeton Services, Inc.; Executive Vice President of ML & Co.; Executive Vice President of Merrill Lynch; Director of the Distributor.

  James H. Bodurtha--Chairman and Chief Executive Officer, China Enterprise Management Corporation.

  Herbert I. London--John M. Olin Professor of Humanities, New York University.

  Robert R. Martin--Director, WTC Industries, Inc.

  Joseph L. May--Attorney in private practice.

  Andre F. Perold--Professor, Harvard Business School.
--------
* Interested person, as defined in the Investment Company Act of 1940, of the Trust.

MANAGEMENT AND ADVISORY ARRANGEMENTS

  The Manager, which is an affiliate of MLAM and is owned and controlled by ML & Co., a financial services holding company, acts as the manager for the Fund and provides the Fund with management services. The Manager or MLAM acts as the investment adviser for more than 130 other registered investment companies. MLAM also provides investment advisory services to individual and institutional accounts. As of September 30, 1995, the Manager and MLAM had a total of approximately $189.4 billion in investment company and other portfolio assets under management, including accounts of certain affiliates of the Manager.

  Subject to the direction of the Trustees, the Manager is responsible for the actual management of the Fund's portfolio and constantly reviews the Fund's holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager. The Manager performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of the Fund.

  Robert H. Moore, III, is the Portfolio Manager of the Fund. He has been a Vice President of MLAM since 1994, Vice President and Portfolio Manager at Society Asset Management from 1993 to 1994, and Vice President and Portfolio Manager at Ameritrust Trust Department from 1989 to 1993.

  Pursuant to the management agreement between the Manager and the Trust on behalf of the Fund (the "Management Agreement"), the Manager is entitled to receive from the Fund a monthly fee based upon the average daily net assets of the Fund at the following annual rates: 0.55% of the average daily net assets not exceeding $500 million; 0.525% of the average daily net assets exceeding $500 million but not exceeding $1.0 billion; and 0.50% of the average daily net assets exceeding $1.0 billion. For the year ended July 31, 1995, the total fee paid by the Fund to the Manager was $402,455, (based upon average net assets of approximately $73.8 million), of which $19,871 was voluntarily waived.

  The Management Agreement obligates the Trust on behalf of the Fund to pay certain expenses incurred in the Fund's operations, including, among other things, the management fee, legal and audit fees, unaffiliated Trustees' fees and expenses, registration fees, custodian and transfer agency fees, accounting and pricing costs, and certain of the costs of printing proxies, shareholder reports, prospectuses and statements of additional information. Accounting services are provided to the Fund by the Manager and the Fund reimburses the Manager for its costs in connection with such services. The Manager may waive all or a portion of its management fee and may voluntarily assume all or a portion of the Fund's expenses. For the year ended July 31, 1995, the Fund reimbursed the Manager $32,847 for accounting services. For the fiscal year ended July 31, 1995, the ratio of total expenses, net of account maintenance and distribution fees and net of reimbursement, to average net assets was .86% for the Class A shares and .87% for the Class B shares; for the period October 21, 1994 (commencement of operations) to July 31, 1995, the annualized ratio of total expenses, net of account maintenance and distribution fees, to average net assets was .90% for Class C shares and .89% for Class D shares.

CODE OF ETHICS

  The Board of Trustees of the Trust has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which incorporates the Code of Ethics of the Manager (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Manager and, as described below, impose additional, more onerous, restrictions on fund investment personnel.

  The Codes require that all employees of the Manager preclear any personal securities investment (with limited exceptions, such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Manager include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Manager. Furthermore, the Codes provide for trading "blackout periods" which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).

TRANSFER AGENCY SERVICES

  Merrill Lynch Financial Data Services, Inc. (the "Transfer Agent"), which is a wholly-owned subsidiary of ML & Co., acts as the Trust's transfer agent pursuant to a transfer agency, dividend disbursing agency and shareholder servicing agency agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Fund pays the Transfer Agent an annual fee of $11.00 per Class A or Class D shareholder account and $14.00 per Class B or Class C shareholder account, and the Transfer Agent is entitled to reimbursement from the Fund for out-of-pocket expenses incurred by the Transfer Agent under the Transfer Agency Agreement. For the year ended July 31, 1995, the Fund paid the Transfer Agent a total fee of $54,904 pursuant to the Transfer Agency Agreement for providing transfer agency services. At September 30, 1995, the Fund had 248

Class A shareholder accounts, 2,306 Class B shareholder accounts, 58 Class C shareholder accounts and 31 Class D shareholder accounts. At this level of accounts, the annual fee payable to the Transfer Agent would aggregate approximately $36,165, plus out of pocket expenses.

                              PURCHASE OF SHARES

  The Distributor, an affiliate of the Manager, MLAM and Merrill Lynch, acts as the distributor of the shares of the Fund. Shares of the Fund are offered continuously for sale by the Distributor and other eligible securities dealers (including Merrill Lynch). Shares of the Fund may be purchased from securities dealers or by mailing a purchase order directly to the Transfer Agent. The minimum initial purchase is $1,000 and the minimum subsequent purchase is $50.

  The Fund is offering its shares in four classes at a public offering price equal to the next determined net asset value per share plus sales charges imposed either at the time of purchase or on a deferred basis depending upon the class of shares selected by the investor under the Merrill Lynch Select Pricing SM System, as described below. The applicable offering price for purchase orders is based upon the net asset value of the Fund next determined after receipt of the purchase orders by the Distributor. As to purchase orders received by securities dealers prior to the close of business on the New York Stock Exchange (generally 4:00 P.M., New York time), which includes orders received after the close of business on the previous day, the applicable offering price will be based on the net asset value determined as of 15 minutes after the close of business on the New York Stock Exchange on that day, provided the Distributor in turn receives the order from the securities dealer prior to 30 minutes after the close of business on the New York Stock Exchange, on that day. If the purchase orders are not received by the Distributor prior to 30 minutes after the close of business on the New York Stock Exchange, such orders shall be deemed received on the next business day. The Trust or the Distributor may suspend the continuous offering of the Fund's shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by the Distributor or the Trust. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. Merrill Lynch may charge its customers a processing fee (presently $4.85) to confirm a sale of shares to such customers. Purchases directly through the Fund's Transfer Agent are not subject to the processing fee.

  The Fund issues four classes of shares under the Merrill Lynch Select Pricing SM System, which permits each investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Investors should determine whether under their particular circumstances it is more advantageous to incur an initial sales charge or to have the entire initial purchase price invested in the Fund with the investment thereafter being subject to a CDSC and ongoing distribution fees and higher account maintenance fees. A discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing SM System is set forth under "Merrill Lynch Select Pricing SM System" on page 4.

  Each Class A, Class B, Class C and Class D share of the Fund represents identical interests in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The deferred sales charges and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, will be imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges will not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares will be calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid. See "Distribution Plans" below. Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege".

  Investors should understand that the purpose and function of the initial sales charges with respect to Class A and Class D shares are the same as those of the deferred sales charges with respect to Class B and Class C shares in that the sales charges applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares. Investors are advised that only Class A and Class D shares may be available for purchase through securities dealers, other than Merrill Lynch, which are eligible to sell shares.

  The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select Pricing SM System.


                                          ACCOUNT
                                        MAINTENANCE DISTRIBUTION
  CLASS         SALES CHARGE/(1)/           FEE         FEE        CONVERSION FEATURE
---------------------------------------------------------------------------------------
    A      Maximum 4.00% initial sales      No           No                No
                charge/(2)(3)/
---------------------------------------------------------------------------------------
    B     CDSC for a period of 4 years,    0.25%        0.25%     B shares convert to
          at a rate of 4.0% during the                           D shares automatically
           first year, decreasing 1.0%                            after approximately
                annually to 0.0%                                     ten years/(4)/
---------------------------------------------------------------------------------------
    C        1.0% CDSC for one year        0.25%        0.35%              No
---------------------------------------------------------------------------------------
    D         Maximum 4.00% initial        0.10%         No                No
                sales charge/(3)/

--------
(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs may be imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.
(2) Offered only to eligible investors. See "Initial Sales Charge Alternatives--Class A and Class D Shares--Eligible Class A Investors".

(3) Reduced for purchases of $25,000 or more. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but instead will be subject to a 1.0% CDSC if redeemed within one year.

(4) The conversion period for dividend reinvestment shares was modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have an eight year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

INITIAL SALES CHARGE ALTERNATIVES--CLASS A AND CLASS D SHARES

  Investors choosing the initial sales charge alternatives who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares.

  The public offering price of Class A and Class D shares for purchasers choosing the initial sales charge alternative is the next determined net asset value plus varying sales charges (i.e., sales loads), as set forth below.

                            SALES CHARGE   SALES CHARGE       DISCOUNT TO
                            AS PERCENTAGE AS PERCENTAGE*    SELECTED DEALERS
                             OF OFFERING    OF THE NET    AS PERCENTAGE OF THE
AMOUNT OF PURCHASE              PRICE     AMOUNT INVESTED    OFFERING PRICE
------------------          ------------- --------------- --------------------
Less than $25,000. ........     4.00%          4.17%              3.75%
$25,000 but less than
 $50,000...................     3.75           3.90               3.50
$50,000 but less than
 $100,000..................     3.25           3.36               3.00
$100,000 but less than
 $250,000..................     2.50           2.56               2.25
$250,000 but less than
 $1,000,000................     1.50           1.52               1.25
$1,000,000 and over**......     0.00           0.00               0.00

--------
 * Rounded to the nearest one-hundredth percent.

** The initial sales charge may be waived on Class A and Class D purchases of $1,000,000 or more made on or after October 21, 1994 (the date Class D shares were initially offered to the public). If the sales charge is waived in connection with a purchase of $1,000,000 or more, such purchases will be subject to a CDSC of 1% if the shares are redeemed within one year after purchase. Class A purchases made prior to October 21, 1994 may be subject to a CDSC if the shares are redeemed within one year of purchase at the following annual rates: 0.75% on purchases of $1,000,000 to $2,500,000; 0.40% on purchases of $2,500,001 to $3,500,000; 0.25% on purchases of
   $3,500,001 to $5,000,000; and 0.20% on purchases of more than $5,000,000 in lieu of paying an initial sales charge. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.

  The Distributor may reallow discounts to selected dealers and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers selling Class A and Class D shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act of 1933, as amended (the "Securities Act"). During the fiscal year ended July 31, 1995, the Fund sold 181,071 Class A shares for aggregate net proceeds of $1,870,062. The gross sales charges for the sale of Class A shares of the Fund for that year were $2,561, of which $310 and $2,251 were received by the Distributor and Merrill Lynch, respectively. For the fiscal year ended July 31, 1995, the Distributor received no CDSCs with respect to redemption within one year after purchase of Class A shares purchased subject to front-end sales charge waivers. For the period October 21, 1994 (commencement of operations) to July 31, 1995, the Fund sold 303,361 Class D shares for an aggregate net proceeds of $3,004,430. The gross sales charge for the sale of Class D shares of the Fund for the period were $737, of which $112 and $625 were received by the Distributor and Merrill Lynch, respectively. For the period October 21, 1994 (commencement of operations) to July 31, 1995, the Distributor received no

CDSCs with respect to redemption within one year after purchase of Class D shares purchased subject to a front-end sales charge waiver.

  Eligible Class A Investors. Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors that currently own Class A shares of the Fund in a shareholder account are entitled to purchase additional Class A shares of the Fund in that account. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs provided that the program has $3 million or more initially invested in MLAM-advised mutual funds. Also eligible to purchase Class A shares at net asset value are participants in certain investment programs including TMA SM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services and certain purchases made in connection with the Merrill Lynch Mutual Fund Adviser program. In addition, Class A shares are offered at net asset value to ML & Co., and its subsidiaries and their directors and employees and to members of the Boards of MLAM-advised investment companies, including the Trust. Certain persons who acquired shares of certain MLAM-advised closed-end funds who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Fund also may purchase Class A shares of the Fund if certain conditions set forth in the Statement of Additional Information are met. For example, Class A shares of the Fund and certain other MLAM-advised mutual funds are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock of Merrill Lynch Senior Floating Rate Fund, Inc. in shares of such funds.

  Reduced Initial Sales Charges. No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends or capital gains distributions. Class A and Class D sales charges also may be reduced under a Right of Accumulation and a Letter of Intention.

  Class A shares are offered at net asset value to certain eligible Class A investors as set forth above under "Eligible Class A Investors".

  Class A and Class D shares are offered at net asset value to certain Employer Sponsored Retirement or Savings Plans and to Employee Access Accounts SM available through employers which provide such plans.

  Class D shares are offered at net asset value, without a sales charge, to an investor who has a business relationship with a Merrill Lynch financial consultant if certain conditions set forth in the Statement of Additional Information are met. Class D shares may be offered at net asset value in connection with the acquisition of assets of other investment companies.

  Class D shares of the Fund are offered at net asset value to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock of Merrill Lynch Municipal Strategy Fund, Inc. in shares of the Fund.

  Additional information concerning these reduced initial sales charges is set forth in the Statement of Additional Information.

DEFERRED SALES CHARGE ALTERNATIVES--CLASS B AND CLASS C SHARES

  Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds.

  The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. As discussed below, Class B shares are subject to a four year CDSC, while Class C shares are subject only to a one year 1.0% CDSC. On the other hand, approximately ten years after Class B shares are issued, such Class B shares, together with shares issued upon dividend reinvestment with respect to those shares, are automatically converted into Class D shares of the Fund and thereafter will be subject to lower continuing fees. See "Conversion of Class B Shares to Class D Shares" below. Both Class B and Class C shares are subject to an account maintenance fee of 0.25% of net assets and Class B and Class C shares are subject to distribution fees of 0.25% and 0.35%, respectively, of net assets as discussed below under "Distribution Plans". The proceeds from the account maintenance fees are used to compensate Merrill Lynch for providing continuing account maintenance activities.

  Class B and Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment. Merrill Lynch compensates its financial consultants for selling Class B and Class C shares at the time of purchase from its own funds. See "Distribution Plans" below.

  Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial consultants for selling Class B and Class C shares, from the dealer's own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. Approximately ten years after issuance, Class B shares will convert automatically into Class D shares of the Fund, which are subject to a lower account maintenance fee and no distribution fee. Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately eight years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

  Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the NASD asset-based sales charge rule. See "Limitations on the Payment of Deferred Sales Charges" below. The proceeds from the ongoing account maintenance fees are used to compensate Merrill Lynch for providing continuing account maintenance activities. Class B shareholders of the Fund exercising the exchange privilege described under "Shareholder Services--Exchange Privilege" will continue to be subject to the Fund's CDSC schedule, if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

  Contingent Deferred Sales Charges--Class B Shares. Class B shares which are redeemed within four years of purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

  The following table sets forth the rates of the Class B CDSC:

                                                                    CLASS B
                                                                   CDSC AS A
                                                                 PERCENTAGE OF
                                                                 DOLLAR AMOUNT
                                                                  SUBJECT TO
   YEAR SINCE PURCHASE PAYMENT MADE                                 CHARGE
   --------------------------------                              -------------
   0-1..........................................................     4.0%
   1-2..........................................................     3.0%
   2-3..........................................................     2.0%
   3-4..........................................................     1.0%
   4 and thereafter.............................................     None

  For the fiscal year ended July 31, 1995, the Distributor received CDSCs of $150,198 with respect to redemption of Class B shares, all of which were paid to Merrill Lynch.

  In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest applicable rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over four years or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the four-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as redemption.

  To provide an example, assume an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the CDSC is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the third year after purchase).

  In the event that Class B shares are exchanged by certain retirement plans for Class A shares in connection with a transfer to the Merrill Lynch Mutual Fund Adviser ("MFA") program, the time period that such Class A shares are held in the MFA program will be included in determining the holding period of Class B shares reacquired upon termination of participation in the MFA program (see "Shareholder Services--Exchange Privilege").

  The Class B CDSC is waived on redemptions of shares following the death or disability (as defined in the Internal Revenue Code of 1986, as amended) of a shareholder. Additional information concerning the waiver of the Class B CDSC is set forth in the Statement of Additional Information.

  Contingent Deferred Sales Charges--Class C Shares. Class C shares which are redeemed within one year of purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions. For the period October 21, 1994 (commencement of operations) to July 31, 1995, the Distributor received CDSCs of $123 with respect to redemptions of Class C shares, all of which were paid to Merrill Lynch.

  In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the one-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

  Conversion of Class B Shares to Class D Shares. After approximately ten years (the "Conversion Period"), Class B shares will be converted automatically into Class D shares of the Fund. Class D shares are subject to an ongoing account maintenance fee of 0.10% of net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occur at least once each month (on the "Conversion Date") on the basis of the relative net asset values of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

  In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at a Conversion Date the conversion of Class B shares to Class D shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class D shares of the Fund.

  Share certificates for Class B shares of the Fund to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class D shares on the next scheduled Conversion Date after such certificates are delivered.

  In general, Class B shares of equity MLAM-advised mutual funds will convert approximately eight years after initial purchase, and Class B shares of taxable and tax-exempt fixed income MLAM-advised mutual funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

DISTRIBUTION PLANS

  The Fund has adopted separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the 1940 Act (each, a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes. The Class B and Class C Distribution Plans provide for the payment of account maintenance fees and distribution fees, and the Class D Distribution Plan provides for the payment of account maintenance fees.

  The Distribution Plans for Class B, Class C and Class D shares each provide that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rates of 0.25%, 0.25% and 0.10%, respectively, of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) in connection with account maintenance activities.

  The Distribution Plans for Class B and Class C shares each provide that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% and 0.35%, respectively, of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing shareholder and distribution services, and bearing certain distribution-related expenses of the Fund, including payments to financial consultants for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through dealers without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants in connection with the sale of the Class B and Class C shares. In this regard, the purpose and function of the ongoing distribution fees and the CDSC are the same as those of the initial sales charge with respect to the Class A and Class D shares of the Fund in that the deferred sales charges provide for the financing of the distribution of the Fund's Class B and Class C shares.

  For the year ended July 31, 1995, the Fund paid the Distributor $317,043 pursuant to the Class B Distribution Plan (based on average net assets subject to such Distribution Plan of approximately $63.4 million), all of which were paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. During the period October 21, 1994 (commencement of operations) to July 31, 1995, the Fund paid the Distributor $1,984 pursuant to the Distribution Plan relating to Class C shares (based on average net assets subject to such Distribution Plan of approximately $429,632), all of which were paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares. During the period October 21, 1994 (commencement of operations) to July 31, 1995, the Fund paid the Distributor $1,854 pursuant to the Distribution Plan relating to Class D shares (based on average net assets subject to such Distribution Plan of approximately $2.4 million), all of which were paid to Merrill Lynch for providing account maintenance services in connection with Class D shares. At September 30, 1995, the net assets of the Fund subject to the Class B Distribution Plan aggregated approximately $64.5 million. At this asset level, the annual fee payable pursuant to the Class B Distribution Plan would aggregate approximately $322,676. At September 30, 1995, the net assets of the Fund subject to the Class C Distribution Plan aggregated approximately $1.2 million. At this asset level, the annual fee payable pursuant to the Class C Distribution Plan would aggregate approximately $6,922. At September 30, 1995, the net assets of the Fund subject to the Class D Distribution Plan aggregated approximately $2.8 million. At this asset level, the annual fee payable pursuant to the Class D Distribution Plan would aggregate approximately $2,848.

  The payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Trustees for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans. This information is presented annually as of December 31 of each year on a "fully allocated accrual" basis and quarterly on a "direct expense and revenue/cash" basis. On the fully allocated accrual basis, revenues consist of the account maintenance fees, distribution fees, the CDSCs and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, distribution fees and CDSCs, and the expenses consist of financial consultant compensation. As of December 31, 1994, for Class B shares, the fully allocated accrual revenues incurred by the Distributor and Merrill Lynch exceeded fully allocated accrual expenses for such period by approximately $1,262,000 (2.12% of Class B net assets at that date). As of December 31, 1994, direct cash expenses for the period since the commencement of operations exceeded direct cash revenues by $79,739 (.13% of Class B net assets at that date). As of July 31, 1995, direct cash revenues for the period since the commencement of operations exceeded direct cash expenses by $80,927 (.14% of Class B net assets at that date). As of July 31, 1995, direct cash expenses for the period since October 21, 1994 (commencement of operations) exceeded direct cash revenues by $1,737 (.79% of Class C net assets at that date).

  The Fund has no obligation with respect to distribution and/or account maintenance-related expenses incurred by the Distributor and Merrill Lynch in connection with Class B, Class C and Class D shares, and there is no assurance that the Trustees of the Fund will approve the continuance of the Distribution Plans from year to year. However, the Distributor intends to seek annual continuation of the Distribution Plans. In their review of the Distribution Plans, the Trustees will be asked to take into consideration expenses incurred in connection with the account maintenance and/or distribution of each class of shares separately. The initial sales charges, the account maintenance fee, the distribution fee and/or the CDSCs received with respect to one class will not be used to subsidize the sale of shares of another class. Payments of the distribution fee on Class B shares will terminate upon conversion of those Class B shares into Class D shares as set forth under "Deferred Sales Charge Alternatives--Class B and Class C Shares--Conversion of Class B Shares to Class D Shares."

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

  The maximum sales charge rule in the Rules of Fair Practice of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares, but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges) plus (2) interest on the unpaid balance for the respective class, computed separately at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payments in excess of the amount payable under the NASD formula will not be made.

  The Fund has no obligation with respect to distribution and/or account maintenance-related expenses incurred by the Distributor and Merrill Lynch in connection with Class B, Class C and Class D shares, and there is no assurance that the Trustees of the Trust will approve the continuance of the Distribution Plans from year to year. However, the Distributor intends to seek annual continuation of the Distribution Plans. In their review of the Distribution Plans, the Trustees, will be asked to take into consideration expenses incurred in connection with the account maintenance and/or distribution of each class of shares separately. The initial sales charges, the account maintenance fee, the distribution fee and/or the CDSCs received with respect to one class will not be used to subsidize the sale of shares of another class. Payments of the distribution fee on Class B shares will terminate upon conversion of those Class B shares into Class D shares as set forth under "Deferred Sales Charge Alternatives--Class B and Class C Shares--Conversion of Class B Shares to Class D Shares".

                              REDEMPTION OF SHARES

  The Trust is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC which may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by the Fund at such time.

REDEMPTION

  A shareholder wishing to redeem shares may do so without charge by tendering the shares directly to the Transfer Agent, Merrill Lynch Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. Redemption requests should not be sent to the Trust. The notice in either event requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear(s) on the Transfer Agent's register. The signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution" as such is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payments will be mailed within seven days of receipt of a proper notice of redemption.

  At various times the Trust may be requested to redeem Fund shares for which it has not yet received good payment (e.g., cash, Federal funds or certified check drawn on a United States bank). The Trust may delay or cause to be delayed the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such Fund shares, which will not exceed 10 days.

REPURCHASE

  The Trust also will repurchase Fund shares through a shareholder's listed securities dealer. The Trust normally will accept orders to repurchase Fund shares by wire or telephone from dealers for their customers at the net asset value next computed after receipt of the order by the dealer, provided that the request for repurchase is received by the dealer prior to the close of business on the New York Stock Exchange (generally, 4:00 P.M., New York time) on the day received, and such request is received by the Trust from such dealer not later than 30 minutes after the close of business on the New York Stock Exchange, on the same day. Dealers have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of business on the New York Stock Exchange, in order to obtain that day's closing price.

  The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Trust (other than any applicable CDSC). Securities firms which do not have selected dealer agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Trust. Merrill Lynch may charge its customers a processing fee (presently $4.85) to confirm a repurchase of shares of such customers. Redemptions directly through the Fund's Transfer Agent are not subject to the processing fee. The Trust reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. However, a shareholder whose order for repurchase is rejected by the Trust may redeem Fund shares as set forth above.

REINSTATEMENT PRIVILEGE--CLASS A AND CLASS D SHARES

  Shareholders who have redeemed their Class A or Class D shares have a one-time privilege to reinstate their accounts by purchasing Class A or Class D shares, as the case may be, of the Fund at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds. The reinstatement privilege is a one-time privilege and may be exercised by the Class A or Class D shareholder only the first time such shareholder makes a redemption.

                             SHAREHOLDER SERVICES

  The Trust offers a number of shareholder services and investment plans designed to facilitate investment in shares of the Fund. Full details as to each of such services, copies of the various plans described below and instructions as to how to participate in the various services or plans, or to change options with respect thereto can be obtained from the Trust by calling the telephone number on the cover page hereof or from the Distributor or Merrill Lynch.

  Investment Account. Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. The statements will also show any other activity in the account since the preceding statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestments of ordinary income dividends and long-term capital gains distributions. A shareholder may make additions to his Investment Account at any time by mailing a check directly to the Transfer Agent. Shareholders may also maintain their accounts through Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an Investment Account in the transferring shareholder's name will be opened automatically at the Transfer Agent. Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the Transfer Agent.

  Exchange Privilege. Shareholders of each class of shares of the Fund have an exchange privilege with certain other MLAM-advised mutual funds. There is currently no limitation on the number of times a shareholder may exercise the exchange privilege. The exchange privilege may be modified or terminated at any time in accordance with the rules of the Commission.

  Under the Merrill Lynch Select Pricing SM System, Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in his account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund, and the shareholder does not hold Class A shares of the second fund in his account at the time of the exchange and is not otherwise eligible to acquire

Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund.

  Exchanges of Class A and Class D shares are made on the basis of the relative net asset values per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the Class A or Class D shares being exchanged and the sales charge payable at the time of the exchange on the shares being acquired.

  Class B, Class C and Class D shares are exchangeable with shares of the same class of other MLAM-advised mutual funds.

  Shares of the Fund which are subject to a CDSC are exchangeable on the basis of relative net asset value per share without the payment of any CDSC that might otherwise be due upon redemption of the shares of the Fund. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" to the holding period of the newly acquired shares of the other Fund.

  Class A, Class B, Class C and Class D shares also are exchangeable for shares of certain MLAM-advised money market funds specifically designated as available for exchange by holders of Class A, Class B, Class C or Class D shares. The period of time that Class A, Class B, Class C or Class D shares are held in a money market fund, however, will not count toward satisfaction of the holding period requirement for reduction of any CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period.

  Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the MLAM-advised mutual fund from which the exchange has been made.

  Exercise of the exchange privilege is treated as a sale for Federal income tax purposes. For further information, see "Shareholder Services--Exchange Privilege" in the Statement of Additional Information.

  The Fund's exchange privilege is modified with respect to purchases of Class A and Class D shares under the Merrill Lynch Mutual Fund Adviser ("MFA") program. First, the initial allocation of assets is made under the MFA program. Then, any subsequent exchange under the MFA program of Class A or Class D shares of a MLAM-advised mutual fund for Class A or Class D shares of the Fund will be made solely on the basis of the relative net asset values of the shares being exchanged. Therefore, there will not be a charge for any difference between the sales charge previously paid on the shares of the other MLAM-advised mutual funds and the sales charge payable on the shares of the Fund being acquired in the exchange under the MFA program.

  Automatic Reinvestment of Dividends and Capital Gains Distributions. All dividends and capital gains distributions are reinvested automatically in full and fractional shares of the Fund, without a sales charge, at the net asset value per share at the close of business on the monthly payment date for such dividends and distributions. A shareholder may at any time, by written notification or by telephone (1-800-MER-FUND) to the Transfer Agent, elect to have subsequent dividends or both dividends and capital gains distributions paid in cash, rather than reinvested, in which event payment will be mailed or direct deposited monthly. Cash payments can also be directly deposited to the shareholder's bank account. No CDSC will be imposed upon redemption of shares issued as a result of the automatic reinvestment of dividends or capital gains distributions.

  Systematic Withdrawal Plans. A Class A or Class D shareholder may elect to receive systematic withdrawal payments from his Investment Account through automatic payment by check or through automatic payment by direct deposit to his bank account on either a monthly or quarterly basis. Alternatively, a Class A or Class D shareholder whose shares are held within a CMA(R) or CBA(R) account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA(R)/CBA(R) Systematic Redemption Program, subject to certain conditions.

  Automatic Investment Plans. Regular additions of Class A, Class B, Class C or Class D shares may be made to an investor's Investment Account by prearranged charges of $50 or more to his or her regular bank account. The Fund's Automatic Investment Program is not available to shareholders whose shares are held in a brokerage account with Merrill Lynch. Alternatively, investors who maintain CMA(R) or CBA(R) accounts may arrange to have periodic investments made in the Fund in their CMA(R) account or in certain related accounts in amounts of $100 or more through the CMA(R)/CBA(R) Automated Investment Program.

                             PORTFOLIO TRANSACTIONS

  The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund. Municipal Bonds and other securities in which the Fund invests are traded primarily in the over-the-counter market. Where possible, the Trust deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Trust to obtain the best net results in conducting portfolio transactions for the Fund, taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transactions involved, the firm's general execution and operations facilities, and the firm's risk in positioning the securities involved and the provision of supplemental investment research by the firm. While reasonably competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available. The sale of shares of the Fund may be taken into consideration as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund. The portfolio securities of the Fund generally are traded on a net basis and normally do not involve either brokerage commissions or transfer taxes. The cost of portfolio securities transactions of the Fund primarily consists of dealer or underwriter spreads. Under the 1940 Act, persons affiliated with the Trust, including Merrill Lynch, are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless such trading is permitted by an exemptive order issued by the Commission. The Trust has obtained an exemptive order permitting it to engage in certain principal transactions with Merrill Lynch involving high quality short-term municipal bonds subject to certain conditions. In addition, the Trust may not purchase securities, including Municipal Bonds, for the Fund during the existence of any underwriting syndicate of which Merrill Lynch is a member except pursuant to procedures approved by the Trustees of the Trust which comply with rules adopted by the Commission. The Trust has applied for an exemptive order permitting it to, among other things, (i) purchase high quality tax-exempt securities from Merrill Lynch when Merrill Lynch is a member of an underwriting syndicate and (ii) purchase tax-exempt securities from and sell tax-exempt securities to Merrill Lynch in secondary market transactions. Affiliated persons of the Trust may serve as its broker in over-the-counter transactions conducted for the Fund on an agency basis only.

  Portfolio Turnover. Generally, the Fund does not purchase securities for short-term trading profits. However, the Fund may dispose of securities without regard to the time they have been held when such action, for defensive or other reasons, appears advisable to the Manager. As a result of the investment policies of the Fund, the Fund's portfolio turnover may be higher than that of other investment companies; however, it is extremely difficult to predict portfolio turnover rates with any degree of accuracy. Higher portfolio turnover may contribute to higher transactional costs and negative tax consequences, such as an increase in capital gain dividends or in ordinary income dividends of accrued market discount, as well as greater difficulty meeting the requirement for qualification as a regulated investment company that less than 30% of its gross income be derived from the sale or other disposition of securities held for less than three months. See "Distributions and Taxes-- Taxes".

                            DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

  The net investment income of the Fund is declared as dividends daily prior to the determination of the net asset value which is calculated 15 minutes after the close of business on the New York Stock Exchange (generally 4:00 P.M., New York time) on that day. The net investment income of the Fund for dividend purposes consists of interest earned on portfolio securities, less expenses, in each case computed since the most recent determination of the net asset value. Expenses of the Fund, including the management fees and the account maintenance and distribution fees, are accrued daily. Dividends of net investment income are declared daily and reinvested monthly in the form of additional full and fractional shares of the Fund at net asset value as of the close of business on the "payment date" unless the shareholder elects to receive such dividends in cash. Shares will accrue dividends as long as they are issued and outstanding. Shares are issued and outstanding from the settlement date of a purchase order to the day prior to the settlement date of a redemption order.

  All net realized long- or short-term capital gains, if any, are declared and distributed to the Fund's shareholders at least annually. Capital gains distributions will be reinvested automatically in shares unless the shareholder elects to receive such distributions in cash.

  The per share dividends and distributions on each class of shares will be reduced as a result of any account maintenance, distribution and transfer agency fees applicable to that class.

  See "Shareholder Services" for information as to how to elect either dividend reinvestment or cash payments. Portions of dividends and distributions which are taxable to shareholders as described below are subject to income tax whether they are reinvested in shares of the Fund or received in cash.

TAXES

  The Trust intends to continue to qualify the Fund for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). If it so qualifies, in any taxable year in which it distributes at least 90% of its taxable net income and 90% of its tax-exempt net income (see below), the Fund (but not its shareholders) will not be subject to Federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Trust intends to cause the Fund to distribute substantially all of such income.

  To the extent that the dividends distributed to the Fund's Class A, Class B, Class C and Class D shareholders (together, the "shareholders") are derived from interest income exempt from Federal tax under Code Section 103(a) and are properly designated as "exempt-interest dividends" by the Trust, they will be excludable from a shareholder's gross income for Federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a person's social security benefits and railroad retirement benefits subject to Federal income taxes. The portion of such exempt-interest dividends paid from interest received by the Fund from Ohio Municipal Bonds also will be exempt from Ohio personal income taxes. Shareholders subject to income taxation by states other than Ohio will realize a lower after-tax rate of return than Ohio shareholders since the dividends distributed by the Fund generally will not be exempt, to any significant degree, from income taxation by such other states. The Trust will inform shareholders annually as to the portion of the Fund's distributions which constitutes exempt-interest dividends and the portion which is exempt from Ohio personal income taxes. Interest on indebtedness incurred or continued to purchase or carry Fund shares is not deductible for Federal or Ohio income tax purposes to the extent attributable to exempt-interest dividends. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by industrial development bonds or private activity bonds held by the Fund should consult their tax advisors before purchasing Fund shares.

  Distributions treated as investment income or as capital gains for Federal income tax purposes, including exempt-interest dividends, may be subject to local taxes imposed by certain cities within Ohio. Additionally, the value of shares of the Fund will be included in (i) the net worth measure of the issued and outstanding shares of corporations and financial institutions for purposes of computing the Ohio corporate franchise tax, (ii) the value of the gross estate for purposes of the Ohio estate tax, (iii) the value of capital and surplus for purposes of the Ohio domestic insurance company franchise tax and
(iv) the value of shares of and capital employed by dealers in intangibles for purposes of the Ohio tax on dealers in intangibles. Investors should consult their tax advisers with respect to the application of such taxes to the receipt of Fund dividends, holding of shares in the Fund and as to their Ohio tax situation in general.

  Exempt-interest dividends paid to a corporate shareholder will be subject to Ohio corporation excise tax, and shares of the Fund will be included in the net worth base of such tax.

  To the extent that the Fund's distributions are derived from interest on its taxable investments or from an excess of net short-term capital gains over net long-term capital losses ("ordinary income dividends"), such distributions are considered ordinary income for Federal income tax purposes. Distributions, if any, from an excess of net long-term capital gains over net short-term capital losses derived from the sale of securities or from certain transactions in futures or options ("capital gain dividends") are taxable as long-term capital gains for Federal income tax purposes, regardless of the length of time the shareholder has owned Fund shares. Such capital gain dividends are also subject to the Ohio personal income tax unless they are attributable to the sale of certain Ohio Municipal Bonds issued pursuant to legislation which specifically exempts capital gains on their sale from Ohio income taxation. Distributions by the Fund, whether from exempt-interest income, ordinary income or capital gains, will not be eligible for the dividends received deduction allowed to corporations under the Code.

  All or a portion of the Fund's gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. In addition, such loss will be disallowed to the extent of any exempt-interest dividends received by the shareholder. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

  The Code subjects interest received on certain otherwise tax-exempt securities to an alternative minimum tax. The alternative minimum tax applies to interest received on "private activity bonds" issued after August 7, 1986. Private activity bonds are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of tax preference, which could subject investors in such bonds, including shareholders of the Fund, to an alternative minimum tax. The Fund will purchase such "private activity bonds", and the Trust will report to shareholders within 60 days after the Fund's taxable year-end the portion of its dividends declared during the year which constitutes an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to an alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation's "adjusted current earnings", which more closely reflect a corporation's economic income. Because an exempt-interest dividend paid by the Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay alternative minimum tax on exempt-interest dividends paid by the Fund.


  No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

  If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund on the exchanged shares reduces any sales charge such shareholder would have owed upon purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

  A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

  Under certain Code provisions, some shareholders may be subject to a 31% withholding tax on certain ordinary income dividends and on capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Trust or who, to the Trust's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

  The Code provides that every person required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including the Fund) during the taxable year.

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code, Treasury regulations and Ohio tax laws presently in effect. For the complete provisions, reference should be made to the pertinent Code sections, the Treasury regulations promulgated thereunder and the applicable Ohio income tax laws. The Code and the Treasury regulations, as well as the Ohio income tax laws, are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

  Shareholders are urged to consult their tax advisers regarding the availability of any exemptions from state and local taxes (other than those imposed by Ohio) and with specific questions as to Federal, foreign, state or local taxes.

                                PERFORMANCE DATA

  From time to time the Fund may include its average annual total return, yield and tax-equivalent yield for various specified time periods in advertisements or information furnished to present or prospective shareholders. Average annual total return, yield and tax-equivalent yield are computed separately for Class A, Class B, Class C and Class D shares in accordance with formulas specified by the Commission.

  Average annual total return quotations for the specified periods will be computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return will be computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including any CDSC that would be applicable to a complete redemption of the investment at the end of the specified period such as in the case of Class B and Class C shares and the maximum sales charge in the case of Class A and Class D shares. Dividends paid by the Fund with respect to all shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that account maintenance fees and distribution charges and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. The Fund will include performance data for all classes of shares of the Fund in any advertisement or information including performance data of the Fund.

  The Fund also may quote total return and aggregate total return performance data for various specified time periods. Such data will be calculated substantially as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average annual rates of return reflect compounding; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time. In advertisements distributed to investors whose purchases are subject to reduced sales charges in the case of Class A shares or waiver of the CDSC in the case of Class B shares or to reduced sales charges in the case of Class A or Class D shares, the performance data may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or waiver of the CDSC, a lower amount of expenses is deducted. See "Purchase of Shares". The Fund's total return may be expressed either as a percentage or as a dollar amount in order to illustrate such total return on a hypothetical $1,000 investment in the Fund at the beginning of each specified period.

  Yield quotations will be computed based on a 30-day period by dividing (a) the net income based on the yield of each security earned during the period by
(b) the average daily number of shares outstanding during the period that were entitled to receive dividends multiplied by the maximum offering price per share on the last day of the period. Tax-equivalent yield quotations will be computed by dividing (a) the part of the Fund's yield that is tax-exempt by (b) one minus a stated tax rate and (c) adding the result to that part, if any, of the Fund's yield that is not tax-exempt. The yield for the 30-day period ended July 31, 1995 was 4.89% for Class A shares, 4.58% for Class B shares, 4.47% for Class C shares and 4.79% for Class D shares and the tax-equivalent yield for the same period (based on a Federal income tax rate of 28%) was 6.79% for Class A shares, 6.36% for Class B shares, 6.21% for Class C shares and 6.65% for Class D shares.

  Total return, yield and tax-equivalent yield figures are based on the Fund's historical performance and are not intended to indicate future performance. The Fund's total return, yield and tax-equivalent yield will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

  On occasion, the Fund may compare its performance to performance data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc. ("Morningstar") and CDA Investment Technology, Inc. or to data contained in publications such as Money Magazine, U.S. News & World Report, Business Week, Forbes Magazine and Fortune Magazine. From time to time, the Fund may include the Fund's Morningstar risk-adjusted performance ratings in advertisements or supplemental sales literature. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.

                             ADDITIONAL INFORMATION

DETERMINATION OF NET ASSET VALUE

  The net asset value of the shares of all classes of the Fund is determined once daily 15 minutes after the close of business on the New York Stock Exchange (approximately 4:00 P.M., New York time), on each day during which the New York Stock Exchange is open for trading. The net asset value per share is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the fees payable to the Manager and the Distributor, are accrued daily.

  The per share net asset value of Class A shares will generally be higher than the per share net asset value of shares of the other classes, reflecting the daily expense accruals of the account maintenance and transfer agency fees applicable with respect to the Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to Class D shares. Moreover, the per share net asset value of the Class D shares generally will be higher than the per share net asset value of the Class B and Class C shares, reflecting the daily expense accruals of the distribution fees applicable with respect to Class B and Class C shares. It is expected, however, that the per share net asset value of the classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions which will differ by approximately the amount of the expense accrual differentials between the classes.

ORGANIZATION OF THE TRUST

  The Trust is an unincorporated business trust organized on August 2, 1985 under the laws of Massachusetts. On October 1, 1987, the Trust changed its name from "Merrill Lynch Multi-State Tax-Exempt Series Trust" to "Merrill Lynch Multi-State Municipal Bond Series Trust" and on December 22, 1987 the Trust changed its name to "Merrill Lynch Multi-State Municipal Series Trust." The Trust is an open-end management investment company comprised of separate series ("Series"), each of which is a separate portfolio offering shares to selected groups of purchasers. Each of the Series is to be managed independently in order to provide to shareholders who are residents of the state to which such Series relates as high a level of income exempt from Federal, and in certain cases, state and local income taxes as is consistent with prudent investment management. The Trustees are authorized to create an unlimited number of Series and, with respect to each Series, to issue an unlimited number of full and fractional shares of beneficial interest of $.10 par value of different classes. Shareholder approval is not required for the authorization of additional Series or classes of a Series of the Trust. At the date of this Prospectus, the shares of the Fund are divided into Class A, Class B, Class C and Class D shares. Class A, Class B, Class C and Class D shares represent interests in the same assets of the Fund and are identical in all respects except that Class B, Class C and Class D shares bear certain expenses related to the account maintenance associated with such shares, and Class B and Class C shares bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to account maintenance and distribution expenditures as applicable. See "Purchase of Shares". The Trust has received an order (the "Order") from the Commission permitting the issuance and sale of multiple classes of shares. The Trustees of the Trust may classify and reclassify any Series into additional classes at a future date. The Order permits the Fund to issue additional classes of any Series if the Board of Trustees deems such issuance to be in the best interest of the Trust.

  Shareholders are entitled to one vote for each full share and to fractional votes for fractional shares held in the election of Trustees (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There normally will be no meeting of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees.

Shareholders may, in accordance with the terms of the Declaration of Trust, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Also, the Trust will be required to call a special meeting of shareholders of a Series in accordance with the requirements of the 1940 Act to seek approval of new management and advisory arrangements, of a material increase in distribution fees or of a change in the fundamental policies, objectives or restrictions of a Series. Except as set forth above, the Trustees shall continue to hold office and appoint successor Trustees. Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective Series and in net assets of such Series upon liquidation or dissolution remaining after satisfaction of outstanding liabilities except that, as noted above, Class B, Class C and Class D shares bear certain additional expenses. The obligations and liabilities of a particular Series are restricted to the assets of that Series and do not extend to the assets of the Trust generally. The shares of each Series, when issued, will be fully-paid and non-assessable by the Trust.

SHAREHOLDER REPORTS

  Only one copy of each shareholder report and certain shareholder communications will be mailed to each identified shareholder regardless of the number of accounts such shareholder has. If a shareholder wishes to receive separate copies of each report and communication for each of the shareholder's related accounts the shareholder should notify in writing:

   Merrill Lynch Financial Data Services, Inc.

   P.O. Box 45289
   Jacksonville, Florida 32232-5289

  The written notification should include the shareholder's name, address, tax identification number and Merrill Lynch, Pierce, Fenner & Smith Incorporated and/or mutual fund account numbers. If you have any questions regarding this matter please call your Merrill Lynch financial consultant or Merrill Lynch Financial Data Services, Inc. at 800-637-3863.

SHAREHOLDER INQUIRIES

  Shareholder inquiries may be addressed to the Trust at the address or telephone number set forth on the cover page of this Prospectus.

                               ----------------

  The Declaration of Trust establishing the Trust, dated August 2, 1985, a copy of which together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "Merrill Lynch Multi-State Municipal Series Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally. No Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim of the Trust but the "Trust Property" only shall be liable.

                      [This Page Intentionally Left Blank]

     MERRILL LYNCH OHIO MUNICIPAL BOND FUND -- AUTHORIZATION FORM (PART 1)
-------------------------------------------------------------------------------
1. SHARE PURCHASE APPLICATION
  I, being of legal age, wish to purchase: (choose one)
  [_] Class A shares  [_] Class B shares  [_] Class C shares  [_] Class D shares of Merrill Lynch Ohio Municipal Bond Fund and establish an Investment Account as described in the Prospectus. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.

  Basis for establishing an Investment Account:

    A. I enclose a check for $............ payable to Merrill Lynch Financial
  Data Services, Inc., as an initial investment (minimum $1,000). I understand that this purchase will be executed at the applicable offering price next to be determined after this Application is received by you.
    B. I already own shares of the following Merrill Lynch mutual funds that would qualify for the right of accumulation as outlined in the Statement of Additional Information: (Please list all funds. Use a separate sheet of paper if necessary.)
1. ..................................    4. ..................................
2. ..................................    5. ..................................
3. ..................................    6. ..................................
Name...........................................................................
  First Name                        Initial                        Last Name
Name of Co-Owner (if any)......................................................
                         First Name           Initial              Last Name
Address..............................
 .....................................    Name and Address of Employer ........
                           (Zip Code)
Occupation...........................    .....................................
 .....................................    .....................................
 .....................................    .....................................
 .....................................    .....................................
 .....................................    .....................................
         Signature of Owner                 Signature of Co-Owner (if any)
(in the case of co-owner, a joint tenancy with right of survivorship will be presumed unless otherwise specified.)
-------------------------------------------------------------------------------
2. DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTIONS

     Ordinary Income Dividends               Long-Term Capital Gains
     SELECT    [_] Reinvest                  SELECT   [_] Reinvest
     ONE:      [_] Cash                      ONE:     [_] Cash


If no election is made, dividends and capital gains will be automatically reinvested at net asset value without a sales charge.
IF CASH, SPECIFY HOW YOU WOULD LIKE YOUR DISTRIBUTIONS PAID TO YOU: [_] Check or [_] Direct Deposit to bank account
IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, PLEASE COMPLETE BELOW:
I hereby authorize payment of dividend and capital gain distributions by direct deposit to my bank account and, if necessary, debit entries and adjustments for any credit entries made to my account in accordance with the terms I have selected on the Merrill Lynch Ohio Municipal Bond Fund Authorization Form.

Specify type of account (check one): [_] checking  [_] savings

Name on your account ..........................................................

Bank Name .....................................................................

Bank Number ...................... Account Number ............................

Bank Address ..................................................................

I AGREE THAT THIS AUTHORIZATION WILL REMAIN IN EFFECT UNTIL I PROVIDE WRITTEN NOTIFICATION TO MERRILL LYNCH FINANCIAL DATA SERVICES, INC. AMENDING OR TERMINATING THIS SERVICE.

Signature of Depositor ........................................................

Signature of Depositor ............................... Date...................
(if joint account, both must sign)
NOTE: IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHOULD ACCOMPANY THIS APPLICATION.

   MERRILL LYNCH OHIO MUNICIPAL BOND FUND -- AUTHORIZATION FORM (PART 1) --
                                  (CONTINUED)
-------------------------------------------------------------------------------
3. SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFICATION NUMBER

         [  ] [  ] [  ] [  ] [  ] [  ] [  ] [  ] [  ] [  ] [  ] [  ]
           Social Security Number or Taxpayer Identification Number

  Under penalty of perjury, I certify (1) that the number set forth above is my correct Social Security Number or Taxpayer Identification Number and (2) that I am not subject to backup withholding (as discussed in the Prospectus under "Distribution and Taxes--Taxes") either because I have not been notified that I am subject thereto as a result of a failure to report all interest or dividends, or the Internal Revenue Service ("IRS") has notified me that I am no longer subject thereto.

  INSTRUCTION: YOU MUST STRIKE OUT THE LANGUAGE IN (2) ABOVE IF YOU HAVE BEEN NOTIFIED THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING DUE TO UNDERREPORTING AND IF YOU HAVE NOT RECEIVED A NOTICE FROM THE IRS THAT BACKUP WITHHOLDING HAS BEEN TERMINATED. THE UNDERSIGNED AUTHORIZES THE FURNISHING OF THIS CERTIFICATION TO OTHER MERRILL LYNCH SPONSORED MUTUAL FUNDS.

 .....................................    .....................................
         Signature of Owner                 Signature of Co-Owner (if any)
-------------------------------------------------------------------------------
4. LETTER OF INTENTION--CLASS A AND CLASS D SHARES ONLY (SEE TERMS AND CONDITIONS IN THE STATEMENT OF ADDITIONAL INFORMATION)

                                                 ..................., 19......
Dear Sir/Madam:                                    Date of Initial Purchase

  Although I am not obligated to do so, I intend to purchase shares of Merrill Lynch Ohio Municipal Bond Fund or any other investment company with an initial sales charge or deferred sales charge for which Merrill Lynch Funds Distributor, Inc. acts as distributor over the next 13-month period which will equal or exceed:

 [_] $25,000    [_] $50,000    [_] $100,000    [_] $250,000    [_] $1,000,000
  Each purchase will be made at the then reduced offering price applicable to the amount checked above, as described in the Merrill Lynch Ohio Municipal Bond Fund Prospectus.

  I agree to the terms and conditions of the Letter of Intention. I hereby irrevocably constitute and appoint Merrill Lynch Funds Distributor, Inc., my attorney, with full power of substitution, to surrender for redemption any or all shares of Merrill Lynch Ohio Municipal Bond Fund held as security.

By: .................................    ......................................
        Signature of Owner                       Signature of Co-Owner
                                                (If registered in joint
                                                 names, both must sign)
  In making purchases under this letter, the following are the related accounts on which reduced offering prices are to apply:

(1) Name.............................    (2) Name..............................

Account Number.......................    Account Number........................

-------------------------------------------------------------------------------

5. FOR DEALER ONLY
    Branch Office, Address, Stamp            We hereby authorize Merrill Lynch
[                                 ]          Funds Distributor, Inc. to act as
                                             our agent in connection with
                                             transactions under this
                                             authorization form and agree to
                                             notify the Distributor of any
                                             purchases made under a Letter of
                                             Intention or Systematic Withdrawal
                                             Plan. We guarantee the share-
                                             holder's signature.

                                             ...................................
                                             Dealer Name and Address

[                                 ]          By: ...............................
                                                 Authorized Signature of Dealer

This form, when completed, should
be mailed to:                                [ ][ ][ ]
                                             Branch Code
Merrill Lynch Ohio Municipal Bond Fund

                                             [ ][ ][ ][ ]
                                                F/C No.      ................
c/o Merrill Lynch Financial Data                               F/C Last Name
Services, Inc.
P.O. Box 45289                               [ ][ ][ ]  [ ][ ][ ][ ][ ]
Jacksonville, Florida 32232-5289              Dealer's Customer A/C No.

     MERRILL LYNCH OHIO MUNICIPAL BOND FUND -- AUTHORIZATION FORM (PART 2)
-------------------------------------------------------------------------------

NOTE: THIS FORM IS REQUIRED TO APPLY FOR THE SYSTEMATIC WITHDRAWAL OR
AUTOMATIC INVESTMENT PLANS ONLY.
-------------------------------------------------------------------------------

1. ACCOUNT REGISTRATION


Name of Owner......................       [ ][ ][ ][ ][ ][ ][ ][ ][ ]

                                             Social Security No. or
Name of Co-Owner (if any)..........          Taxpayer Identification
                                                     Number

Address............................        Account Number ....................
                                           (if existing account)
 ...................................
-------------------------------------------------------------------------------

2. SYSTEMATIC WITHDRAWAL PLAN--CLASS A AND D SHARES ONLY (SEE TERMS AND CONDITIONS IN THE STATEMENT OF ADDITIONAL INFORMATION)

MINIMUM REQUIREMENTS: $10,000 for monthly disbursements, $5,000 for quarterly, of [_] Class A or [_] Class D shares in Merrill Lynch Ohio Municipal Bond Fund at cost or current offering price. Withdrawals to be made either (check one)
[_] Monthly on the 24th day of each month, or [_] Quarterly on the 24th day of March, June, September and December. If the 24th falls on a weekend or holiday, the next succeeding business day will be utilized. Begin systematic withdrawal on____________or as soon as possible thereafter.
               (month)

SPECIFY HOW YOU WOULD LIKE YOUR WITHDRAWAL PAID TO YOU (CHECK ONE): [_] $
or [_]    % of the current value of [_] Class A or [_] Class D shares in the account.

SPECIFY WITHDRAWAL METHOD: [_] check or [_] direct deposit to bank account (check one and complete part (a) or (b) below):

DRAW CHECKS PAYABLE (CHECK ONE)

(a)I hereby authorize payment by check
  [_] as indicated in Item 1.
  [_] to the order of..........................................................

Mail to (check one)
  [_] the address indicated in Item 1.
  [_] Name (please print)......................................................

Address .......................................................................

   ..........................................................................

   Signature of Owner................................   Date..................

   Signature of Co-Owner (if any)............................................

(b) I HEREBY AUTHORIZE PAYMENT BY DIRECT DEPOSIT TO MY BANK ACCOUNT AND, IF NECESSARY, DEBIT ENTRIES AND ADJUSTMENTS FOR ANY CREDIT ENTRIES MADE TO MY ACCOUNT. I AGREE THAT THIS AUTHORIZATION WILL REMAIN IN EFFECT UNTIL I PROVIDE WRITTEN NOTIFICATION TO MERRILL LYNCH FINANCIAL DATA SERVICES, INC. AMENDING OR TERMINATING THIS SERVICE.

Specify type of account (check one) [_] checking [_] savings

Name on your Account...........................................................

Bank Name......................................................................

Bank Number........................ Account Number............................

Bank Address...................................................................

     ........................................................................

Signature of Depositor................................. Date..................

Signature of Depositor.........................................................
(If joint account, both must sign)

NOTE: IF DIRECT DEPOSIT IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHOULD ACCOMPANY THIS APPLICATION.

   MERRILL LYNCH OHIO MUNICIPAL BOND FUND -- AUTHORIZATION FORM (PART 2) --
                                  (CONTINUED)
-------------------------------------------------------------------------------

3. APPLICATION FOR AUTOMATIC INVESTMENT PLAN

  I hereby request that Merrill Lynch Financial Data Services, Inc. draw an automated clearing house ("ACH") debit on my checking account as described below each month to purchase: (choose one)

[_] Class A shares  [_] Class B shares  [_] Class C shares [_] Class D shares of Merrill Lynch Ohio Municipal Bond Fund subject to the terms set forth below. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.

                                           AUTHORIZATION TO HONOR ACH DEBITS

    MERRILL LYNCH FINANCIAL DATA
         SERVICES, INC.

You are hereby authorized to draw an       DRAWN BY MERRILL LYNCH FINANCIAL
ACH debit each month on my bank                DATA SERVICES, INC.
account for investment in Merrill
Lynch Ohio Municipal Bond Fund, as
indicated below:                           To...........................Bank
                                                    (Investor's Bank)

  Amount of each ACH debit $........       Bank Address.....................

  Account number ...................
                                           City...... State.... Zip Code....

Please date and invest ACH debits on
the 20th of each month
beginning _____ or as soon thereafter      As a convenience to me, I hereby
         (Month)                           request and authorize you to pay and
as possible.                               charge to my account ACH debits
                                           drawn on my account by and payable
                                           to Merrill Lynch Financial Data
                                           Services, Inc. I agree that your
  I agree that you are drawing these       rights in respect to each such debit
ACH debits voluntarily at my request       shall be the same as if it were a
and that you shall not be liable for       check drawn on you and signed
any loss arising from any delay in         personally by me. This authority is
preparing or failure to prepare any        to remain in effect until revoked
such debit. If I change banks or           personally by me in writing. Until
desire to terminate or suspend this        you receive such notice, you shall
program, I agree to notify you             be fully protected in honoring any
promptly in writing. I hereby              such debit. I further agree that if
authorize you to take any action to        any such debit be dishonored,
correct erroneous ACH debits of my         whether with or without cause and
bank account or purchases of fund          whether intentionally or
shares including liquidating shares        inadvertently, you shall be under no
of the Fund and crediting my bank          liability.
account. I further agree that if a
check or debit is not honored upon         ............   .....................
presentation, Merrill Lynch Financial        Date           Signature of
Data Services, Inc. is authorized to                          Depositor
discontinue immediately the Automatic
Investment Plan and to liquidate           ............   .....................
sufficient shares held in my account         Bank      Signature of Depositor
to offset the purchase made with the        Account       (If joint account,
dishonored debit.                            Number         both must sign)


 ............    .....................
    Date            Signature of
                      Depositor

                ......................
               Signature of Depositor
                 (If joint account,
                   both must sign)



NOTE: IF AUTOMATIC INVESTMENT PLAN IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" SHOULD ACCOMPANY THIS APPLICATION.

                                    MANAGER

                             Fund Asset Management

                            Administrative Offices:
                             800 Scudders Mill Road
                             Plainsboro, New Jersey

                                Mailing Address:
                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                  DISTRIBUTOR

                     Merrill Lynch Funds Distributor, Inc.
                            Administrative Offices:
                             800 Scudders Mill Road
                             Plainsboro, New Jersey

                                Mailing Address:

                               P.O. Box 9081

                     Princeton, New Jersey 08543-9081

                                   CUSTODIAN

                      State Street Bank and Trust Company
                                  P.O. Box 351
                          Boston, Massachusetts 02101

                                 TRANSFER AGENT

                Merrill Lynch Financial Data Services, Inc.
                            Administrative Offices:

                           4800 Deer Lake Drive East
                        Jacksonville, Florida 32246-6484

                                Mailing Address:
                                 P.O. Box 45289
                        Jacksonville, Florida 32232-5289

                              INDEPENDENT AUDITORS

                             Deloitte & Touche LLP
                                117 Campus Drive

                     Princeton, New Jersey 08540-6400

                                    COUNSEL

                                  Brown & Wood
                             One World Trade Center
                         New York, New York 10048-0557

 NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST, THE MANAGER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                              -------------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fee Table..................................................................   2
Merrill Lynch Select PricingSM System......................................   4
Financial Highlights.......................................................   8
Investment Objective and Policies..........................................   9
 Potential Benefits........................................................  11
 Special and Risk Considerations Relating to Municipal Bonds...............  11
 Description of Municipal Bonds............................................  12
 Call Rights...............................................................  14
 When-Issued Securities and Delayed Delivery Transactions..................  14
 Financial Futures Transactions and Options................................  15
 Repurchase Agreements.....................................................  17
 Investment Restrictions...................................................  17
Management of the Trust....................................................  18
 Trustees..................................................................  18
 Management and Advisory Arrangements......................................  19
 Code of Ethics............................................................  20
 Transfer Agency Services..................................................  20
Purchase of Shares.........................................................  21
 Initial Sales Charge Alternatives--Class A and
  Class D Shares...........................................................  23
 Deferred Sales Charge Alternatives--Class B and Class C Shares............  24
 Distribution Plans........................................................  28
 Limitations on the Payment of Deferred Sales Charges......................  29
Redemption of Shares.......................................................  30
 Redemption................................................................  30
 Repurchase................................................................  31
 Reinstatement Privilege--Class A and
  Class D Shares...........................................................  31
Shareholder Services.......................................................  32
Portfolio Transactions.....................................................  34
Distributions and Taxes....................................................  35
 Distributions.............................................................  35
 Taxes.....................................................................  35
Performance Data...........................................................  38
Additional Information.....................................................  39
 Determination of Net Asset Value..........................................  39
 Organization of the Trust.................................................  40
 Shareholder Reports.......................................................  41
 Shareholder Inquiries.....................................................  41
Authorization Form.........................................................  43

                                                           Code #16154-1195

LOGO  MERRILL LYNCH

Merrill Lynch Ohio
Municipal Bond Fund

Merrill Lynch Multi-State
Municipal Series Trust

[ART]

PROSPECTUS

November 21, 1995

Distributor:
Merrill Lynch
Funds Distributor, Inc.

This prospectus should be retained for future reference.

STATEMENT OF ADDITIONAL INFORMATION

                     MERRILL LYNCH OHIO MUNICIPAL BOND FUND
                MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST
   P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 . PHONE NO. (609) 282-2800

                               ----------------

  Merrill Lynch Ohio Municipal Bond Fund (the "Fund") is a series of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to provide shareholders with as high a level of income exempt from Federal and Ohio personal income taxes as is consistent with prudent investment management. The Fund invests primarily in a portfolio of long-term investment grade obligations issued by or on behalf of the State of Ohio, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam, which pay interest exempt, in the opinion of bond counsel to the issuer, from Federal and Ohio income taxes ("Ohio Municipal Bonds"). There can be no assurance that the investment objective of the Fund will be realized.

  Pursuant to the Merrill Lynch Select PricingSM System, the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select PricingSM System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances.

                               ----------------

  The Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the prospectus of the Fund, dated November 21, 1995 (the "Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling or by writing the Fund at the above telephone number or address. This Statement of Additional Information has been incorporated by reference into the Prospectus.

                               ----------------

                        FUND ASSET MANAGEMENT -- MANAGER

              MERRILL LYNCH FUNDS DISTRIBUTOR, INC. -- DISTRIBUTOR

                               ----------------

The date of this Statement of Additional Information is November 21, 1995.

                       INVESTMENT OBJECTIVE AND POLICIES

  The investment objective of the Fund is to provide shareholders with as high a level of income exempt from Federal and Ohio personal income taxes as is consistent with prudent investment management. The Fund seeks to achieve its objective by investing primarily in a portfolio of long-term obligations issued by or on behalf of Ohio, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam, which pay interest exempt, in the opinion of bond counsel to the issuer, from Federal and Ohio personal income taxes. Obligations exempt from Federal income taxes are referred to herein as "Municipal Bonds" and obligations exempt from both Federal and Ohio income taxes are referred to as "Ohio Municipal Bonds." Unless otherwise indicated, references to Municipal Bonds shall be deemed to include Ohio Municipal Bonds. The Fund anticipates that at all times, except during temporary defensive periods, it will maintain at least 65% of its total assets invested in Ohio Municipal Bonds. At times, the Fund will seek to hedge its portfolio through the use of futures transactions to reduce volatility in the net asset value of Fund shares. Reference is made to "Investment Objective and Policies" in the Prospectus for a discussion of the investment objective and policies of the Fund.

  Municipal Bonds (defined below) may include general obligation bonds of the State and its political subdivisions, revenue bonds to finance utility systems, highways, bridges, port and airport facilities, colleges, hospitals, housing facilities, etc., and industrial development bonds ("IDBs") or private activity bonds. The interest on such obligations may bear a fixed rate or be payable at a variable or floating rate. The Municipal Bonds purchased by the Fund will be primarily what are commonly referred to as "investment grade" securities, which are obligations rated at the time of purchase within the four highest quality ratings as determined by either Moody's Investors Service, Inc. ("Moody's") (currently Aaa, Aa, A and Baa), Standard & Poor's Ratings Group ("Standard & Poor's") (currently AAA, AA, A and BBB) or Fitch Investors Service, Inc. ("Fitch") (currently AAA, AA, A and BBB). If unrated, such securities will possess creditworthiness comparable, in the opinion of the manager of the Fund, Fund Asset Management, L.P. (the "Manager" or "FAM"), to other obligations in which the Fund may invest.

  The Fund ordinarily does not intend to realize investment income not exempt from Federal and Ohio income taxes. However, to the extent that suitable Ohio Municipal Bonds are not available for investment by the Fund, the Fund may purchase Municipal Bonds issued by other states, their agencies and instrumentalities, the interest income on which is exempt, in the opinion of bond counsel, from Federal, but not Ohio, taxation. The Fund also may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund nevertheless believes such securities to be exempt from Federal income taxation ("Non-Municipal Tax-Exempt Securities"). Non-Municipal Tax-Exempt Securities may include securities issued by other investment companies that invest in municipal bonds, to the extent permitted by applicable law. Other Non-Municipal Tax-Exempt Securities could include trust certificates or other derivative instruments evidencing interests in one or more Municipal Bonds.

  Except when acceptable securities are unavailable as determined by the Manager, the Fund, under normal circumstances, will invest at least 65% of its total assets in Ohio Municipal Bonds. For temporary periods or to provide liquidity, the Fund has the authority to invest as much as 35% of its assets in tax-exempt or taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as "Temporary Investments"), except that taxable Temporary Investments, together with such other investments as are not exempt from Ohio taxation, shall not exceed 20% of the Fund's net assets.

The Fund at all times will have at least 80% of its net assets invested in securities exempt from Federal income taxation. However, interest received on certain otherwise tax-exempt securities which are classified as "private activity bonds" (in general bonds that benefit non-governmental entities) may be subject to an alternative minimum tax. The Fund may purchase such private activity bonds. See "Distributions and Taxes". In addition, the Fund reserves the right to invest temporarily a greater portion of its assets in Temporary Investments for defensive purposes, when, in the judgment of the Manager, market conditions warrant. The investment objectives of the Fund set forth in this paragraph are fundamental policies of the Fund which may not be changed without a vote of a majority of the outstanding shares of the Fund. The Fund's hedging strategies are not fundamental policies and may be modified by the Trustees of the Trust without the approval of the Fund's shareholders.

  Municipal Bonds may at times be purchased or sold on a delayed delivery basis or a when-issued basis. These transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future, often a month or more after the purchase. The payment obligation and the interest rate are each fixed at the time the buyer enters into the commitment. The Fund will make only commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities prior to the settlement date if it is deemed advisable. Purchasing Municipal Bonds on a when-issued basis involves the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. If yields so increase, the value of the when-issued obligation generally will decrease. The Fund will maintain a separate account at its custodian bank consisting of cash, cash equivalents or high-grade, liquid Municipal Bonds or Temporary Investments (valued on a daily basis) equal at all times to the amount of the when-issued commitment.

  The Fund may invest in Municipal Bonds (and Non-Municipal Tax-Exempt Securities) the return on which is based on a particular index of value or interest rates. For example, the Fund may invest in Municipal Bonds that pay interest based on an index of Municipal Bond interest rates or based on the value of gold or some other commodity. The principal amount payable upon maturity of certain Municipal Bonds also may be based on the value of an index. Also, the Fund may invest in so-called "inverse floating obligations" or "residual interest bonds" on which the interest rates typically decline as market rates increase and increase as market rates decline. To the extent the Fund invests in these types of Municipal Bonds, the Fund's return on such Municipal Bonds will be subject to risk with respect to the value of the particular index, which may include reduced or eliminated interest payments and losses of invested principal. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate which is a multiple (typically two) the rate at which fixed-rate long-term tax exempt securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate tax exempt securities. To seek to limit the volatility of these securities, the Fund may purchase inverse floating obligations with shorter term maturities or which contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. The Fund may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 15% of the Fund's total assets. The Manager believes, however, that indexed and inverse floating obligations represent flexible portfolio management instruments for the Fund which allow the Fund to seek potential investment rewards, hedge other portfolio positions or vary the degree of investment leverage relatively efficiently under different market conditions.

  The Fund may purchase a Municipal Bond issuer's right to call all or a portion of such Municipal Bond for mandatory tender for purchase (a "Call Right"). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to the maturity of the related Municipal Bond will expire without value. The economic effect to holding both the Call Right and the related Municipal Bond is identical to holding a Municipal Bond as a non-callable security. Certain investments in such obligations may be illiquid. The Fund may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 15% of the Fund's total assets.

  The Fund may invest up to 20% of its total assets in Municipal Bonds which are rated below Baa by Moody's or below BBB by Standard & Poor's or Fitch or which, in the Manager's judgment, possess similar credit characteristics ("high
yield securities"). See Appendix II--"Ratings of Municipal Bonds"      for
additional information regarding ratings of debt securities. The Manager considers the ratings assigned by Standard & Poor's, Moody's or Fitch as one of several factors in its independent credit analysis of issuers.

  High yield securities are considered by Standard & Poor's, Moody's and Fitch to have varying degrees of speculative characteristics. Consequently, although high yield securities can be expected to provide higher yields, such securities may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated debt securities. Investments in high yield securities will be made only when, in the judgment of the Manager, such securities provide attractive total return potential relative to the risk of such securities, as compared to higher quality debt securities. The Fund generally will not invest in debt securities in the lowest rating categories (those rated CC or lower by Standard & Poor's or Fitch or Ca or lower by Moody's) unless the Manager believes that the financial condition of the issuer or the protection afforded the particular securities is stronger than would otherwise be indicated by such low ratings. The Fund does not intend to purchase debt securities that are in default or which the Manager believes will be in default.

  Issuers or obligors of high yield securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers or obligors generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During periods of economic recession, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high yield securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

  High yield securities frequently have call or redemption features that would permit an issuer to repurchase the security from the Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and dividends to shareholders.

  The Fund may have difficulty disposing of certain high yield securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all high yield securities, there is no established secondary market for many of these securities, and the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent that a secondary trading market for high yield securities does exist, it generally is not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations generally are available on many high yield securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

  It is expected that a significant portion of the high yield securities acquired by the Fund will be purchased upon issuance, which may involve special risks because the securities so acquired are new issues. In such instances the Fund may be a substantial purchaser of the issue and therefore have the opportunity to participate in structuring the terms of the offering. Although this may enable the Fund to seek to protect itself against certain of such risks, the considerations discussed herein would nevertheless remain applicable.

  Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of high yield securities, particularly in a thinly traded market. Factors adversely affecting the market value of high yield securities are likely to adversely affect the Fund's net asset value. In addition, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of the obligation.

           DESCRIPTION OF MUNICIPAL BONDS AND TEMPORARY INVESTMENTS

  Set forth below is a description of Municipal Bonds and Temporary Investments which the Fund may invest. A more complete discussion concerning futures and options transactions is set forth under "Investment Objective and Policies" in the Prospectus. Information with respect to ratings assigned to tax-exempt obligations which the Fund may purchase is set forth in Appendix II--"Ratings of Municipal Bonds"-- to this Statement of Additional Information.

DESCRIPTION OF MUNICIPAL BONDS

  Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of bonds are issued by or on behalf of public authorities to finance various privately owned or operated facilities, including certain facilities for local furnishing of electric energy or gas, sewage facilities, solid waste disposal facilities and other specialized facilities. Such obligations are included within the term Municipal Bonds if the interest paid thereon is, in the opinion of bond counsel, excluded from gross income for Federal income tax purposes and, in the case of Ohio Municipal Bonds, exempt from Ohio personal income taxes. Other types of IDBs or private activity bonds, the proceeds of which are used for the construction, equipment or improvement of privately operated industrial or commercial facilities, may constitute Municipal Bonds, although the current Federal tax laws place substantial limitations on the size of such issues.

  The two principal classifications of Municipal Bonds are "general obligation" bonds and "revenue" bonds which latter category includes IDBs and, for bonds issued after August 15, 1986, private activity bonds. General obligation bonds are secured by the issuer's pledge of faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special or limited tax or other specific revenue source such as payments from the user of the facility being financed. IDBs or private activity bonds, are in most cases revenue bonds and generally do not constitute the pledge of the credit or taxing power of the issuer of such bonds. Generally, the payment of the principal and interest on such bonds depends solely on the ability of the user of the facility financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment, unless a line of credit, bond insurance or other security is furnished. The Fund also may invest in "moral obligation" bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of the bond becomes a moral commitment, but not a legal obligation, of the state or municipality in question.

  Also included within the general category of Municipal Bonds are participation certificates issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. The certificates represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called "lease obligations") relating to such equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the issuer's unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer's covenant to budget for, appropriate and make the payments due under the lease obligation. Certain investments in lease obligations may be illiquid. The Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 15% of the Fund's total assets. The Fund may, however, invest without regard to such limitation in lease obligations which the Manager, pursuant to guidelines which have been adopted by the Board of Trustees and subject to the supervision of the Board, determines to be liquid. The Manager will deem lease obligations to be liquid if they are publicly offered and have received an investment grade rating of Baa or better by Moody's, or BBB or better by Standard & Poor's or Fitch. Unrated lease obligations, or those rated below investment grade, will be considered liquid if the obligations come to the market through an underwritten public offering and at least two dealers are willing to give competitive bids. In reference to the latter, the Manager must, among other things, also review the creditworthiness of the municipality obligated to make payment under the lease obligation and make certain specified determinations based on such factors as the existence of a rating or credit enhancement such as insurance, the frequency of trades or quotes for the obligation and the willingness of dealers to make a market in the obligation.

  Yields on Municipal Bonds are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the financial condition of the issuer, the general conditions of the Municipal Bond market, the maturity of the obligation, and the rating of the issue. The ability of the Fund to achieve its investment objective also is dependent on the continuing ability of the issuers of the bonds in which the Fund invests to meet their obligations for the payment of interest and principal when due. There are variations in the risks involved in holding Municipal Bonds, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of owners of Municipal Bonds and the obligations of the issuer of such Municipal Bonds may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally and to general equitable principles, which may limit the enforcement of certain remedies.

DESCRIPTION OF TEMPORARY INVESTMENTS

  The Fund may invest in short-term tax-free and taxable securities subject to the limitations set forth under "Investment Objective and Policies." The tax-exempt money market securities may include municipal notes, municipal commercial paper, municipal bonds with a remaining maturity of less than one year, variable rate demand notes and participations therein. Municipal notes include tax anticipation notes, bond anticipation notes and grant anticipation notes. Anticipation notes are sold as interim financing in anticipation of tax collection, bond sales, government grants or revenue receipts. Municipal commercial paper refers to short-term unsecured promissory notes generally issued to finance short-term credit needs. The taxable money market securities in which the Fund may invest as Temporary Investments consist of U.S. Government securities, U.S. Government agency securities, domestic bank or savings institution certificates of deposit and bankers' acceptances, short-term corporate debt securities such as commercial paper, and repurchase agreements. These Temporary Investments must have a stated maturity not in excess of one year from the date of purchase.

  Variable rate demand obligations ("VRDOs") are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. There is, however, the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs, described below, may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDO at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are set at a rate determined by the remarketing agent or based upon the prime rate of a bank or some other appropriate interest rate adjustment index. The Fund may invest in all types of tax-exempt instruments currently outstanding or to be issued in the future which satisfy the short-term maturity and quality standards of the Fund.

  The Fund also may invest in VRDOs in the form of participation interests ("Participating VRDOs") in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank. Participating VRDOs provide the Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution upon a specified number of days' notice, not to exceed seven days. In addition, a Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. The Fund would have an undivided interest in the underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment. The Fund has been advised by its counsel that the Fund should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations.

  VRDOs that contain an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities.

A VRDO with a demand notice period exceeding seven days will therefore be subject to the Fund's restriction on illiquid investments unless, in the judgment of the Trustees, such VRDO is liquid. The Trustees may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of such VRDOs. The Trustees, however, will retain sufficient oversight and will be ultimately responsible for such determination.

  The Trust has established the following standards with respect to money market securities and VRDOs in which the Fund invests. Commercial paper investments at the time of purchase must be rated "A-1+" through "A-3" by Standard & Poor's, "Prime-1" through "Prime-3" by Moody's or "F-1+" through "F-3" by Fitch or, if not rated, issued by companies having an outstanding debt issue rated at least "A" by Standard & Poor's, Fitch or Moody's. Investments in corporate bonds and debentures (which must have maturities at the date of purchase of one year or less) must be rated at the time of purchase at least "A" by Standard & Poor's, Moody's or Fitch. Notes and VRDOs at the time of purchase must be rated SP-1+/A-1 through SP-2/A-3 by Standard & Poor's, MIG-l/VMIG-1 through MIG-4/VMIG-4 by Moody's or F-1+ through F-3 by Fitch. Temporary Investments, if not rated, must be of comparable quality to securities rated in the above rating categories, in the opinion of the Manager. The Fund may not invest in any security issued by a commercial bank or a savings institution unless the bank or institution is organized and operating in the United States, has total assets of at least one billion dollars and is a member of the Federal Deposit Insurance Corporation ("FDIC"), except that up to 10% of total assets may be invested in certificates of deposit of small institutions if such certificates are fully insured by the FDIC.

REPURCHASE AGREEMENTS

  The Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities or an affiliate thereof. Under such agreements, the seller agrees, upon entering into the contract, to repurchase the security from the Fund at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligations. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In a repurchase agreement, the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under such a repurchase agreement, instead of the contractual fixed rate of return, the rate of return to the Fund will depend on intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. The Fund may not invest in repurchase agreements maturing in more than seven days if such investments, together with other illiquid securities, would exceed 15% of the Fund's total assets.

  In general, for Federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities "sold." Therefore, amounts earned under such agreements will not be considered tax-exempt interest.

FINANCIAL FUTURES TRANSACTIONS AND OPTIONS

  Reference is made to the discussion concerning futures transactions under "Investment Objective and Policies" in the Prospectus. Set forth below is additional information concerning these transactions.

  As described in the Prospectus, the Fund may purchase and sell exchange traded financial futures contracts ("financial futures contracts") to hedge its portfolio of Municipal Bonds against declines in the value of such securities and to hedge against increases in the cost of securities the Fund intends to purchase. However, any transactions involving financial futures or options (or puts and calls associated therewith) will be in accordance with the Fund's investment policies and limitations. See "Investment Objective and Policies-- Investment Restrictions" in the Prospectus. To hedge its portfolio, the Fund may take an investment position in a futures contract which will move in the opposite direction from the portfolio position being hedged. While the Fund's use of hedging strategies is intended to moderate capital changes in portfolio holdings and thereby reduce the volatility of the net asset value of Fund shares, the Fund anticipates that its net asset value will fluctuate. Set forth below is information concerning futures transactions.

  Description of Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security, or in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction. Futures contracts have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").

  The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin", are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "mark to the market". At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

  The Fund may deal in financial futures contracts based on a long-term municipal bond index developed by the Chicago Board of Trade ("CBT") and The Bond Buyer (the "Municipal Bond Index"). The Municipal Bond Index is comprised of 40 tax-exempt municipal revenue and general obligations bonds. Each bond included in the Municipal Bond Index must be rated A or higher by Moody's or Standard & Poor's and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility requirements are added to, and an equal number of old issues are deleted from, the Municipal Bond Index. The value of the Municipal Bond Index is computed daily according to a formula based on the price of each bond in the Municipal Bond Index, as evaluated by six dealer-to-dealer brokers.

  The Municipal Bond Index futures contract is traded only on the CBT. Like other contract markets, the CBT assures performance under futures contracts through a clearing corporation, a nonprofit organization managed by the exchange membership which also is responsible for handling daily accounting of deposits or withdrawals of margin.

  As described in the Prospectus, the Fund may purchase and sell financial futures contracts on U.S. Government securities as a hedge against adverse changes in interest rates as described below. With respect to U.S. Government securities, currently there are financial futures contracts based on long-term U.S. Treasury bonds, Treasury notes, Government National Mortgage Association Certificates and three-month U.S. Treasury bills. The Fund may purchase and write call and put options on futures contracts on U.S. Government securities in connection with its hedging strategies.

  Subject to policies adopted by the Trustees, the Fund also may engage in other futures contracts transactions such as futures contracts on other municipal bond indices which may become available if the Manager and the Trustees should determine that there is normally a sufficient correlation between the prices of such futures contracts and the Municipal Bonds in which the Fund invests to make such hedging appropriate.

  Futures Strategies. The Fund may sell a financial futures contract (i.e., assume a short position) in anticipation of a decline in the value of its investments in Municipal Bonds resulting from an increase in interest rates or otherwise. The risk of decline could be reduced without employing futures as a hedge by selling such Municipal Bonds and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and typically would reduce the average yield of the Fund's portfolio securities as a result of the shortening of maturities. The sale of futures contracts provides an alternative means of hedging against declines in the value of its investments in Municipal Bonds. As such values decline, the value of the Fund's positions in the futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund's Municipal Bond investments which are being hedged. While the Fund will incur commission expenses in selling and closing out futures positions, commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of Municipal Bonds. In addition, the ability of the Fund to trade in the standardized contracts available in the futures markets may offer a more effective defensive position than a program to reduce the average maturity of the portfolio securities due to the unique and varied credit and technical characteristics of the municipal debt instruments available to the Fund. Employing futures as a hedge also may permit the Fund to assume a defensive posture without reducing the yield on its investments beyond any amounts required to engage in futures trading.

  When the Fund intends to purchase Municipal Bonds, the Fund may purchase futures contracts as a hedge against any increase in the cost of such Municipal Bonds, resulting from an increase in interest rates or otherwise, that may occur before such purchases can be effected. Subject to the degree of correlation between the Municipal Bonds and the futures contracts, subsequent increases in the cost of Municipal Bonds should be reflected in the value of the futures held by the Fund. As such purchases are made, an equivalent amount of futures contracts will be closed out. Due to changing market conditions and interest rate forecasts, however, a futures position may be terminated without a corresponding purchase of portfolio securities.

  Call Options on Futures Contracts. The Fund also may purchase and sell exchange traded call and put options on financial futures contracts on U.S. Government securities. The purchase of a call option on a futures contract is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the futures contract on which it is based, or on the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. Like the purchase of a futures contract, the Fund will purchase a call option on a futures contract to hedge against a market advance when the Fund is not fully invested.

  The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings.

  Put Options on Futures Contracts. The purchase of options on a futures contract is analogous to the purchase of protective put options on portfolio securities. The Fund will purchase put options on futures contracts to hedge the Fund's portfolio against the risk of rising interest rates.

  The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of Municipal Bonds which the Fund intends to purchase.

  The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a futures contract involves risks similar to those relating to futures contracts.

                               ----------------

  The Trust has received an order from the Commission exempting it from the provisions of Section 17(f) and Section 18(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), in connection with its strategy of investing in futures contracts. Section 17(f) relates to the custody of securities and other assets of an investment company and may be deemed to prohibit certain arrangements between the Trust and commodities brokers with respect to initial and variation margin. Section 18(f) of the 1940 Act prohibits an open-end investment company such as the Trust from issuing a "senior security" other than a borrowing from a bank. The staff of the Securities and Exchange Commission has in the past indicated that a futures contract may be a "senior security" under the 1940 Act.

  Restrictions on Use of Futures Transactions. Regulations of the CFTC applicable to the Fund require that all of the Fund's futures transactions constitute bona fide hedging transactions and that the Fund purchase and sell futures contracts and options thereon (i) for bona fide hedging purposes, and
(ii) for non-hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of the Fund's portfolio assets after taking into account unrealized profits and unrealized losses on any such contracts and options. (However, the Fund intends to engage in options and futures transactions only for hedging purposes.) Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

  When the Fund purchases futures contracts or a call option with respect thereto or writes a put option on a futures contract, an amount of cash, cash equivalents or short-term, high-grade, fixed income securities will be deposited in a segregated account with the Fund's custodian so that the amount so segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contract, thereby ensuring that the use of such futures is unleveraged.

  Risk Factors in Futures Transactions and Options. Investment in futures contracts involves the risk of imperfect correlation between movements in the price of the futures contract and the price of the security being hedged. The hedge will not be fully effective when there is imperfect correlation between the movements in the prices of two financial instruments. For example, if the price of the futures contract moves more than the price of the hedged security, the Fund will experience either a loss or gain on the futures contract which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts.

  The particular municipal bonds comprising the index underlying the Municipal Bond Index financial futures contract may vary from the Municipal Bonds held by the Fund. As a result, the Fund's ability to hedge effectively all or a portion of the value of its Municipal Bonds through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the Municipal Bonds held by the Fund. The correlation may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Fund's investments as compared to those comprising the Municipal Bond Index, and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Bond Index may be subject to change over time as additions to and deletions from the Municipal Bond Index alter its structure. The correlation between futures contracts on U.S. Government securities and the Municipal Bonds held by the Fund may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of the Municipal Bonds held by the Fund may be greater.

  The Fund expects to liquidate a majority of the futures contracts it enters into through offsetting transactions on the applicable contract market. There can be no assurance, however, that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close out a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out futures positions also could have an adverse impact on the Fund's ability to hedge effectively its investments in Municipal Bonds. The Fund will enter into a futures position only if, in the judgment of the Manager, there appears to be an actively traded secondary market for such futures contracts.

  The successful use of transactions in futures and related options also depends on the ability of the Manager to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a futures contract or option is held by the Fund or such rates move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

  Because of low initial margin deposits made on the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contracts can result in substantial unrealized gains or losses. Because the Fund will engage in the purchase and sale of futures contracts solely for hedging purposes, however, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset in whole or in part by increases in the value of securities held by the Fund or decreases in the price of securities the Fund intends to acquire.

  The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option on a futures contract also entails the risk that changes in the value of the underlying futures contract will not be reflected fully in the value of the option purchased.

  Municipal Bond Index futures contracts were approved for trading in 1986. Trading in such futures contracts may tend to be less liquid than that in other futures contracts. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

                            INVESTMENT RESTRICTIONS

  The Fund has adopted a number of fundamental and non-fundamental restrictions and policies relating to the investment of its assets and its activities. The fundamental policies set forth below may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the Fund's shares present at a meeting, at which more than 50% of the outstanding shares of the Fund are represented or (ii) more than 50% of the Fund's outstanding shares). The Fund may not:

    1. Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

    2. Make investments for the purpose of exercising control or management.

    3. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

    4. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time.

    5. Issue senior securities to the extent such issuance would violate applicable law.

    6. Borrow money, except that (i) the Fund may borrow from banks (as defined in the 1940 Act) in amounts up to 33 1/3 of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

    7. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act in selling portfolio securities.

    8. Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

  Under the proposed non-fundamental investment restrictions, the Fund may not:

    a. Purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law.

    b. Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales, except short sales "against the box".

    c. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or to a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Trustees of the Fund has otherwise determined to be liquid pursuant to applicable law.

    d. Invest in warrants if, at the time of acquisition, its investments in warrants, valued at the lower of cost or market value, would exceed 5% of the Fund's net assets; included within such limitation, but not to exceed 2% of the Fund's net assets, are warrants which are not listed on the New York Stock Exchange or American Stock Exchange or a major foreign exchange. For purposes of this restriction, warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

    e. Invest in securities of companies having a record, together with predecessors, of less than three years of continuous operation, if more than 5% of the Fund's total assets would be invested in such securities. This restriction will not apply to mortgage-backed securities, asset-backed securities or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

    f. Purchase or retain the securities of any issuer, if those individual officers and Trustees of the Fund, the officers and general partner of the Investment Adviser, the directors of such general partner or the officers and directors of any subsidiary thereof each owning beneficially more than one-half of one percent of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer.

    g. Invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that the Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities.

    h. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time.

    i. Notwithstanding fundamental investment restriction (6) above, borrow amounts in excess of 20% of its total assets, taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes.

  In addition, to comply with Federal income tax requirements for qualification as a "regulated investment company," the Fund's investments will be limited in a manner such that, at the close of each quarter of each fiscal year, (a) no more than 25% of the Fund's total assets are invested in the securities of a single issuer, and (b) with regard to at least 50% of the Fund's total assets, no more than 5% of its total assets are invested in the securities of a single issuer. For purposes of this restriction, the Fund will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. These tax-related limitations may be changed by the Trustees of the Trust to the extent necessary to comply with changes to the Federal tax requirements.

                               ----------------

  Because of the affiliation of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") with the Trust, the Trust is prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to a permissive order or otherwise in compliance with the provisions of the 1940 Act and the rules and regulations thereunder. Included among such restricted transactions are purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal and purchases of securities from underwriting syndicates of which Merrill Lynch is a member.

                            MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

  The Trustees and executive officers of the Trust, including their ages and their principal occupations for at least the last five years, are set forth below. Unless otherwise noted, the address of each Trustee and executive officer is P.O. Box 9011, Princeton, New Jersey 08543-9011.

  Arthur Zeikel(63)--President and Trustee(1)(2)--President of the Manager (which term, as used herein, includes the Manager's corporate predecessors) since 1977; President of MLAM (which term, as used herein, includes MLAM's corporate predecessors) since 1977; President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.") since 1990; Executive Vice President of Merrill Lynch, Pierce Fenner & Smith Incorporated ("Merrill Lynch") since 1990 and a Senior Vice President thereof from 1985 to 1990; Director of Merrill Lynch Funds Distributor, Inc. ("MLFD" or the "Distributor").

  James H. Bodurtha (51)--Trustee(2)--124 Long Pond Road, Plymouth, Massachusetts 02360. Chairman and Chief Executive Officer, China Enterprise Management Corporation since 1993; Chairman, Berkshire Corporation since 1980; Partner, Squire, Sanders & Dempsey from 1980 to 1993.

  Herbert I. London (56)--Trustee(2)--Gallatin Division, 113-115 University Place, New York, New York 10003. Dean, Gallatin Division of New York University from 1978 to 1993; Professor, New York University since 1973; John M. Olin Professor of Humanities, New York University, since 1993; Distinguished Fellow, Herman Kahn Chair, Hudson Institute from 1984 to 1985; Trustee, Hudson Naval Institute since 1980; Director, Damon Corporation since 1991; Overseer, Center for Naval Analyses from 1983 to 1993.

  Robert R. Martin (68)--Trustee(2)--513 Grand Hill, St. Paul, Minnesota 55102. Director, WTC Industries, Inc. since 1994; Chairman thereof in 1994; Chairman and Chief Executive Officer, Kinnard Investments, Inc. from 1990 to 1993; Executive Vice President, Dain Bosworth from 1974 to 1989; Director, Carnegie Capital Management from 1977 to 1985 and Chairman thereof in 1979; Director, Securities Industry Association from 1981 to 1982 and Public Securities Association from 1979 to 1980; Trustee, Northland College since 1992.

  Joseph L. May (66)--Trustee(2)--424 Church Street, Suite 2000, Nashville, Tennessee 37219. Attorney in private practice since 1984; President, May and Athens Hosiery Mills Division, Wayne-Gossard Corporation from 1954 to 1983; Vice President, Wayne-Gossard Corporation from 1972 to 1983; Chairman, The May Corporation (personal holding company) from 1972 to 1983; Director, Signal Apparel Co. from 1972 to 1989.

  Andre F. Perold (43)--Trustee(2)--Morgan Hall, Soldiers Field, Boston, Massachusetts 02163. Professor, Harvard Business School since 1989 and Associate Professor from 1983 to 1989; Trustee, The Common Fund, since 1989; Director, Quantec Limited since 1991 and Teknekron Software Systems since 1994.

  Terry K. Glenn (55)--Executive Vice President(1)(2)--Executive Vice President of the Manager and MLAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of MLFD since 1986 and Director thereof since 1991.

  Robert H. Moore, III (32)--Portfolio Manager(1)(2)--Vice President of MLAM since 1994; Vice President and Portfolio Manager of Society Asset Management from 1993 to 1994; Vice President and Portfolio Manager of Ameritrust Trust Department from 1989 to 1993.

  Vincent R. Giordano (51)--Vice President(1)(2)--Portfolio Manager of the Manager and MLAM since 1977 and Senior Vice President of the Manager and MLAM since 1984; Vice President of MLAM from 1980 to 1984; Senior Vice President of Princeton Services since 1993.

  Kenneth A. Jacob--Vice President(1)(2)--Vice President of the Manager and MLAM since 1984.

  Donald C. Burke (35)--Vice President(1)(2)--Vice President and Director of Taxation of MLAM since 1990; Employee at Deloitte & Touche LLP from 1982 to 1990.

  Gerald M. Richard (46)--Treasurer(1)(2)--Senior Vice President and Treasurer of the Manager and MLAM since 1984; Senior Vice President and Treasurer of Princeton Services since 1993; Treasurer of MLFD since 1984 and Vice President thereof since 1981.

  Jerry Weiss (37)--Secretary(1)(2)--Vice President of MLAM since 1990; Attorney in private practice from 1982 to 1990.
--------
(1) Interested person, as defined in the 1940 Act, of the Trust.
(2) Such Trustee or officer is a director or officer of certain other investment companies for which the Manager or MLAM acts as investment adviser or manager.

  At September 30, 1995, the Trustees and officers of the Trust as a group (12 persons) owned an aggregate of less than 1% of the outstanding shares of Common Stock of ML&Co. and owned an aggregate of less than 1% of the outstanding shares of the Fund.

COMPENSATION OF TRUSTEES

  The Trust pays each Trustee not affiliated with the Manager a fee of $10,000 per year plus $1,000 per meeting attended, together with such Trustee's actual out-of-pocket expenses relating to attendance at meetings. The Trust also compensates members of its Audit Committee and Nominating Committee, which consists of all the non-affiliated Trustees, an annual fee of $2,000 per year plus $500 per committee meeting attended. The Trust reimburses each unaffiliated Trustee for his out-of-pocket expenses relating to attendance at Board and Committee meetings. The fees and expenses of the Trustees are allocated to the respective series of the Trust on the basis of asset size. For the fiscal year ended July 31, 1995, fees and expenses paid to the unaffiliated Trustees aggregated $3,551.

  The following table sets forth for the fiscal year ended July 31, 1995, compensation paid by the Fund to the non-affiliated Trustees and for the calendar year ended December 31, 1994, the aggregate compensation paid by all investment companies (including the Fund) advised by FAM and its affiliate, MLAM ("FAM/MLAM Advised Funds") to the non-affiliated Trustees:

                                                                     AGGREGATE
                                                                   COMPENSATION
                                                      PENSION OR   FROM FUND AND
                                                      RETIREMENT       OTHER
                                                       BENEFITS      FAM/MLAM
                                                      ACCRUED AS   ADVISED FUNDS
                                       COMPENSATION PART OF FUND'S    PAID TO
NAME OF TRUSTEE                         FROM FUND      EXPENSES     TRUSTEE(1)
---------------                        ------------ -------------- -------------
James H. Bodurtha.....................     $156          None        $168,250*
Herbert I. London.....................     $713          None        $168,250
Robert R. Martin......................     $713          None        $168,250
Joseph L. May.........................     $713          None        $168,250
Andre F. Perold.......................     $713          None        $168,250

--------

(1) In addition to the Trust, the Trustees serve on the boards of other FAM/MLAM Advised Funds as follows: Mr. Bodurtha (46 funds); Mr. London (46 funds); Mr. Martin (46 funds); Mr. May (46 funds); and Mr. Perold (46 funds).

 * $168,250 represents the amount Mr. Bodurtha would have received if he had been a Trustee for the entire calendar year ended December 31, 1994. Mr. Bodurtha was elected to the Trust's Board of Trustees effective June 23, 1995.

MANAGEMENT AND ADVISORY ARRANGEMENTS

  Reference is made to "Management of the Trust--Management and Advisory Arrangements" in the Prospectus for certain information concerning the management and advisory arrangements of the Fund.

  Securities may be held by, or be appropriate investments for, the Fund as well as other funds or investment advisory clients of the Manager or its affiliates. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If the Manager or its affiliate purchases or sells securities for the Fund or other funds for which they act as manager or for their advisory clients and such sales or purchases arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

  Pursuant to a management agreement between the Trust on behalf of the Fund and the Manager (the "Management Agreement"), the Manager receives for its services to the Fund monthly compensation based upon the average daily net assets of the Fund at the following annual rates: 0.55% of the average daily net assets not exceeding $500 million; 0.525% of the average daily net assets exceeding $500 million but not exceeding $1.0 billion; and 0.50% of the average daily net assets exceeding $1.0 billion. For the fiscal year ended July 31, 1994, the total advisory fees paid by the Fund to the Manager aggregated $389,433, of which $165,672 was voluntarily waived. For the fiscal year ended July 31, 1995, the total advisory fees paid by the Fund to the Manager was $402,455 of which $19,871 was voluntarily waived.

  California imposes limitations on the expenses of the Fund. These annual expense limitations require that the Manager reimburse the Fund in an amount necessary to prevent the aggregate ordinary operating expenses (excluding taxes, brokerage fees and commissions, distribution fees and extraordinary charges such as litigation costs) from exceeding in any fiscal year 2.5% of the Fund's first $30,000,000 of average net assets, 2.0% of the next $70,000,000 of average net assets and 1.5% of the remaining average net assets. The Manager's obligation to reimburse the Fund is limited to the amount of the management fee. Expenses not covered by the limitation are interest, taxes, brokerage commissions and other items such as extraordinary legal expenses. No fee payment will be made to the Manager during any fiscal year which will cause such expenses to exceed expense limitations at the time of such payment. No fee reimbursements were made during the years ended July 31, 1993, 1994 and 1995, pursuant to these operating expense limitations.

  The Management Agreement obligates the Manager to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Trust connected with investment and economic research, trading and investment management of the Trust, as well as the compensation of all Trustees of the Trust who are affiliated persons of the ML&Co. or any of its affiliates. The Fund pays all other expenses incurred in its operation and a portion of the Trust's general administrative expenses allocated on the basis of the asset size of the respective series of the Trust ("Series"). Expenses that will be borne directly by the Series include, among other things, redemption expenses, expenses of portfolio transactions, expenses of registering the shares under Federal and state securities laws, pricing costs (including the daily calculation of net asset value), expenses of printing shareholder reports, prospectuses and statements of additional information (except to the extent paid by the Distributor as described below), fees for legal and auditing services, Commission fees, interest, certain taxes, and other expenses attributable to a particular Series. Expenses which will be allocated on the basis of asset size of the respective Series include fees and expenses of unaffiliated Trustees, state franchise taxes, costs of printing proxies and other expenses related to shareholder meetings, and other expenses properly payable by the Trust. The organizational expenses of the Trust were paid by the Trust, and as additional Series are added to the Trust, the organizational expenses are allocated among the Series (including the Fund) in a manner deemed equitable by the Trustees. Depending upon the nature of a lawsuit, litigation costs may be assessed to the specific Series to which the lawsuit relates or allocated on the basis of the asset size of the respective Series. The Trustees have determined that this is an appropriate method of allocation of expenses. Accounting services are provided to the Fund by the Manager and the Fund reimburses the Manager for its costs in connection with such services. For the year ended July 31, 1995, the Fund reimbursed the Manager $32,847 for accounting services. As required by the Fund's distribution agreements, the Distributor will pay the promotional expenses of the Fund incurred in connection with the offering of shares of the Fund. Certain expenses in connection with the account maintenance and distribution of Class B shares will be financed by the Fund pursuant to the Distribution Plan in compliance with Rule 12b-1 under the 1940 Act. See "Purchase of Shares-- Distribution Plan".

  The Manager is a limited partnership, the partners of which are ML&Co. and Princeton Services are "controlling persons" of the Manager is defined under the 1940 Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management policies.

  Duration and Termination. Unless earlier terminated as described herein, the Management Agreement will remain in effect from year to year if approved annually (a) by the Trustees of the Trust or by a majority of the outstanding shares of the Fund and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the 1940
Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by vote of the shareholders of the Fund.

                               PURCHASE OF SHARES

  Reference is made to "Purchase of Shares" in the Prospectus for certain information as to the purchase of Fund shares.

  The Fund issues four classes of shares under the Merrill Lynch Select PricingSM System: shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class A, Class B, Class C and Class D share of the Fund represents identical interests in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid. Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege".

  The Merrill Lynch Select PricingSM System is used by more than 50 mutual funds advised by MLAM or its affiliate, the Manager. Funds advised by MLAM or the Manager are referred to herein as "MLAM-advised mutual funds."

  The Fund has entered into four separate distribution agreements with the Distributor in connection with the subscription and continuous offering of each class of shares of the Fund (the "Distribution Agreements"). The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and prospective investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Management Agreement described above.

INITIAL SALES CHARGE ALTERNATIVES--CLASS A AND CLASS D SHARES

  The gross sales charges for the sale of Class A Shares for the fiscal year ended July 31, 1993 were $55,821 of which the Distributor received $4,011 and Merrill Lynch received $51,810. The gross sales charges for the sale of Class A shares for the year ended July 31, 1994 were $40,014 of which the Distributor received $3,919 and Merrill Lynch received $36,095. The gross sales charges for the sale of Class A shares for the fiscal year ended July 31, 1995 were $2,561, of which the Distributor received $310 and Merrill Lynch received $2,251. The gross sales charges for Class D shares for the period October 21, 1995 (commencement of operations) to July 31, 1995 were $737 of which the Distributor received $112 and Merrill Lynch received $625.

  The term "purchase", as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class A and Class D shares of the Fund, refers to a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his spouse and their children under the age of 21 years purchasing shares for his or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company," as that term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

  Closed-End Investment Option. Class A shares of the Fund and other MLAM-advised mutual funds ("Eligible Class A shares") are offered at net asset value to shareholders of certain closed-end funds advised by the Manager or MLAM who purchased such closed-end fund shares prior to October 21, 1994 and wish to reinvest the net proceeds of a sale of their closed-end fund shares of common stock in Eligible Class A shares, if the conditions set forth below are satisfied. Alternatively, closed-end fund shareholders who purchased such shares on or after October 21, 1994 and wish to reinvest the net proceeds from a sale of their closed-end fund shares are offered Class A shares (if eligible to buy Class A shares) or Class D shares of the Fund and other MLAM-advised mutual funds ("Eligible Class D Shares"), if the following conditions are met. First, the sale of closed-end fund shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class A or Class D shares. Second, the closed-end fund shares must either have been acquired in the initial public offering or be shares representing dividends from shares of common stock acquired in such offering. Third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option. Class A shares of the Fund are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. ("Senior Floating Rate Fund") who wish to reinvest the net proceeds from a sale of certain of their shares of common stock of Senior Floating Rate Fund in shares of the Fund. In order to exercise this investment option, Senior Floating Rate Fund shareholders must sell their Senior Floating Rate Fund shares to the Senior Floating Rate Fund in connection with a tender offer conducted by the Senior Floating Rate Fund and reinvest the proceeds immediately in the Fund. This investment option is available only with respect to the proceeds of Senior Floating Rate Fund shares as to which no Early Withdrawal Charge (as defined in the Senior Floating Rate Fund prospectus) is applicable. Purchase orders from Senior Floating Rate Fund shareholders wishing to exercise this investment option will be accepted only on the day that the related Senior Floating Rate Fund tender offer terminates and will be effected at the net asset value of the Fund at such day. Similarly, Class D shares of the Fund are offered at net asset value to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. ("Municipal Strategy Fund") who wish to purchase shares of the Fund with the net proceeds from a sale of certain of their shares of common stock of Municipal Strategy Fund pursuant to a tender offer by Municipal Strategy Fund. This investment option is available only with respect to the proceeds of Municipal Strategy Fund shares as to which no CDSC (as defined in the Municipal Strategy Fund prospectus) is applicable.

REDUCED INITIAL SALES CHARGES

  Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Fund and of other MLAM-advised mutual funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing, or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

  Letter of Intention. Reduced sales charges are applicable to purchases aggregating $25,000 or more of the Class A or Class D shares of the Fund or any other MLAM-advised mutual funds made within a 13-month period starting with the first purchase pursuant to a Letter of Intention in the form provided in the Prospectus. The Letter of Intention is available only to investors whose accounts are maintained at the Fund's transfer agent. The Letter of Intention is not available to employee benefit plans for which Merrill Lynch provides plan participant record-keeping services. The Letter of Intention is not a binding obligation to purchase any amount of Class A or Class D shares. However, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intention may be included under a subsequent Letter of Intention executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A and Class D shares of the Fund and of other MLAM-advised mutual funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intention, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intention (minimum of $25,000), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on the Class A or Class D shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A or Class D shares equal to at least five percent of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intention must be at least five percent of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right for accumulation, the purchaser will be entitled on that purchase and subsequent purchases to that further reduced percentage sales charge, but there will be no retroactive reduction of the sales charges on any previous purchase. The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intention will be deducted from the total purchases made under such Letter. An exchange from a MLAM-advised money market fund into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intention from the Fund.

  Employee Access AccountsSM. Class A or Class D shares are offered at net asset value to Employee Access Accounts available through employers that provide employer sponsored retirement or savings plans that are eligible to purchase such shares at net asset value. The initial minimum for such accounts is $500, except that the initial minimum for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

  TMASM Managed Trusts. Class A shares are offered at net asset value to TMASM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services.

  Purchase Privilege of Certain Persons. Trustees of the Trust, members of the Boards of other MLAM-advised investment companies, ML & Co., and its subsidiaries, (the term "subsidiaries", when used herein with respect to ML & Co., includes MLAM, the Manager and certain other entities directly or indirectly wholly-owned and controlled by ML & Co), and their directors and employees and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class A shares of the Fund at net asset value.

  Class D shares of the Fund are offered at net asset value, without sales charge, to an investor who has a business relationship with a financial consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor, if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from a redemption of a mutual fund that was sponsored by the financial consultant's previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis; and second, the investor also must establish that such redemption had been made within 60 days prior to the investment in the Fund, and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.

  Class D shares of the Fund are also offered at net asset value, without a sales charge, to an investor who has a business relationship with a Merrill Lynch financial consultant and who has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated ("notice"), if the following conditions are satisfied: First, the investor must purchase Class D shares of the Fund with proceeds from a redemption of shares of such other mutual fund and such fund was subject to a sales charge either at the time of purchase or on a deferred basis. Second, such purchase of Class D shares must be made within 90 days after such notice.

  Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor who has a business relationship with a Merrill Lynch financial consultant and who has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: First, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from the redemption of such shares of other mutual funds and that such shares have been outstanding for a period of no less than six months; and second, such purchase of Class D shares must be made within 60 days after the redemption and the proceeds from the redemption must be maintained in the interim in cash or a money market fund.

  Acquisition of Certain Investment Companies. The public offering price of Class D shares may be reduced to the net asset value per Class D share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company. The value of the assets or company acquired in a tax-free transaction may be adjusted in appropriate cases to reduce possible adverse tax consequences to the Fund which might result from an acquisition of assets having net unrealized appreciation which is disproportionately higher at the time of acquisition than the realized or unrealized appreciation of the Fund. The issuance of Class D shares for consideration other than cash is limited to bona fide reorganizations, statutory mergers or other acquisitions of portfolio securities which (i) meet the investment objectives and policies of the Fund;
(ii) are acquired for investment and not for resale (subject to the understanding that the disposition of the Fund's portfolio securities shall at all times remain within its control); and (iii) are liquid securities, the value of which is readily ascertainable, which are not restricted as to transfer either by law or liquidity of market (except that the Fund may acquire through such transactions restricted or illiquid securities to the extent the Fund does not exceed the applicable limits on acquisition of such securities set forth under "Investment Objective and Policies" herein).

  Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

DISTRIBUTION PLANS

  Reference is made to "Purchase of Shares--Distribution Plans" in the Prospectus for certain information with respect to the separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the 1940 Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes.

  Payments of account maintenance fees and/or distribution fees are subject to the provisions of Rule 12b-1 under the 1940 Act. Among other things, each Distribution Plan provides that the Distributor shall provide and the Trustees shall review quarterly reports of the disbursement of the account maintenance fees and/or distribution fees paid to the Distributor. In their consideration of each Distribution Plan, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and its related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), shall be committed to the discretion of the Independent Trustees then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the Independent Trustees concluded that there is reasonable likelihood that each Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Trustees or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders, and all material amendments are required to be approved by the vote of Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Trust preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

  The maximum sales charge rule in the Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD") imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

  The following table sets forth comparative information as of July 31, 1995 with respect to the Class B and Class C shares of the Fund indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule, with respect to the Class B shares, the Distributor's voluntary maximum for the period February 28, 1992 (commencement of operations) to July 31, 1995.

                                              DATA CALCULATED AS OF JULY 31, 1995
                         ------------------------------------------------------------------------------
                                                         (IN THOUSANDS)
                                                                                              AMOUNT
                                                                                           DISTRIBUTION
                                   ALLOWABLE  ALLOWABLE              AMOUNTS                  FEE AT
                         ELIGIBLE  AGGREGATE INTEREST ON MAXIMUM   PREVIOUSLY    AGGREGATE   CURRENT
                           GROSS     SALES     UNPAID    AMOUNT      PAID TO      UNPAID    NET ASSET
                         SALES (1)  CHARGES  BALANCE (2) PAYABLE DISTRIBUTOR (3)  BALANCE   LEVEL (4)
CLASS B                  --------- --------- ----------- ------- --------------- --------- ------------
Under NASD Rule as
 Adopted................  $71,280   $4,455      $831     $5,286       $762        $4,524       $160
Under Distributor's
 Voluntary Waiver.......  $71,280   $4,455      $356     $4,811       $762        $4,049       $160
CLASS C                                                  (IN THOUSANDS)
Under NASD Rules as
 Adopted................  $   812   $   51      $  1     $   52       $  1        $   51       $  3

--------

(1) Purchase price of all eligible Class B shares sold since February 28, 1992 (commencement of operations) other than shares acquired through dividend reinvestment and the exchange privilege. Purchase price of all eligible Class C shares sold since October 21, 1994 (commencement of operations) other than shares acquired through dividend reinvestment and exchange privilege.
(2) Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1.0%, as permitted under the NASD Rule.
(3) Consists of CDSC payments, distribution fee payments and accruals. Of the distribution fee payments made prior to July 6, 1993 under the Prior Plan at the .30% rate, .25% of average daily net assets has been treated as a distribution fee and .25% of average daily net assets has been deemed to have been a service fee and not subject to the NASD maximum sales charge rule.
(4) Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the voluntary maximum or the NASD maximum.

                              REDEMPTION OF SHARES

  Reference is made to "Redemption of Shares" in the Prospectus for certain information as to the redemption and repurchase of Fund shares.

  The right to redeem shares or to receive payment with respect to any such redemption may be suspended only for any period during which trading on the New York Stock Exchange is restricted as determined by the Commission or such Exchange is closed (other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the Commission as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

DEFERRED SALES CHARGE--CLASS B AND CLASS C SHARES

  As discussed in the Prospectus under "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares," while Class B shares redeemed within four years of purchase are subject to a CDSC under most circumstances, the charge is waived on redemptions of Class B shares following the death or disability of a Class B shareholder. Redemptions for which the waiver applies are any partial or complete redemption following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a Class B shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability. For the period February 28, 1992 (commencement of operations) to July 31, 1992 and the years ended July 31, 1993, 1994 and 1995, the Distributor received CDSCs of $10,424, $62,688,
$111,978 and $150,198, respectively, with respect to Class B shares, all of which were paid to Merrill Lynch. For the period October 21, 1994 (commencement of operations) to July 31, 1995, the Distributor received CDSCs of $123, with respect to Class C shares, all of which was paid to Merrill Lynch.

  The CDSC is also waived for any Class B shares that were acquired and held at the time of redemption by Employee Access Accounts available through employers that provide Eligible 401(k) Plans. The initial minimum for such accounts is $500, except that the initial minimum for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

                             PORTFOLIO TRANSACTIONS

  Reference is made to "Investment Objective and Policies--Other Investment Policies and Practices" in the Prospectus.

  Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless such trading is permitted by an exemptive order issued by the Commission. Since over-the-counter transactions are usually principal transactions, affiliated persons of the Trust, including Merrill Lynch, may not serve as dealer in connection with transactions with the Fund. The Trust has obtained an exemptive order permitting it to engage in certain principal transactions with Merrill Lynch involving high quality short-term municipal bonds subject to certain conditions. For the period February 28, 1992, the Fund's commencement of operations, to July 31, 1992, the Fund's fiscal year end, the

Fund engaged in no transactions pursuant to such order. For the year ended July 31, 1993, the Fund engaged in no transactions pursuant to such order. For the year ended July 31, 1994 and 1995, the Fund engaged in no transactions pursuant to such order. The Trust has applied for an exemptive order permitting it to, among other things, (i) purchase high quality tax-exempt securities from Merrill Lynch when Merrill Lynch is a member of an underwriting syndicate and
(ii) purchase tax-exempt securities from and sell tax-exempt securities to Merrill Lynch in secondary market transactions. Affiliated persons of the Trust may serve as its broker in over-the-counter transactions conducted for the Fund on an agency basis only. Affiliated persons of the Trust may serve as broker for the Fund in over-the-counter transactions conducted on an agency basis. Certain court decisions have raised questions as to the extent to which investment companies should seek exemptions under the 1940 Act in order to seek to recapture underwriting and dealer spreads from affiliated entities. The Trustees have considered all factors deemed relevant, and have made a determination not to seek such recapture at this time. The Trustees will reconsider this matter from time to time.

  As a non-fundamental restriction, the Trust will prohibit the purchase or retention by the Fund of securities of any issuer of the officers and trustees of the Trust, the officers and general partner of the Manager, the directors of such general partner or the officers and directors of any subsidiary thereof each owning beneficially more than one-half of one percent of the securities of an issuer together own beneficially more than five percent of the securities of that issuer. In addition, under the 1940 Act, the Fund may not purchase securities from any underwriting syndicate of which Merrill Lynch is a member except pursuant to an exemptive order or rules adopted by the Commission. Rule 10f-3 under the 1940 Act sets forth conditions under which the Fund may purchase municipal bonds in such transactions. The rule sets forth requirements relating to, among other things, the terms of an issue of municipal bonds purchased by the Fund, the amount of municipal bonds which may be purchased in any one issue and the assets of the Fund which may be invested in a particular issue.

  The Fund does not expect to use any particular dealer in the execution of transactions but, subject to obtaining the best net results, dealers who provide supplemental investment research (such as information concerning tax-exempt securities, economic data and market forecasts) to the Manager may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under its Management Agreement and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information.

  The Trust has no obligation to deal with any broker in the execution of transactions for the Fund's portfolio securities. In addition, consistent with the Rules of Fair Practice of the NASD, and policies established by the Trustees of the Trust, the Manager may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund.

  Generally, the Fund does not purchase securities for short-term trading profits. However, the Fund may dispose of securities without regard to the time they have been held when such action, for defensive or other reasons, appears advisable to its Manager. As a result of the investment policies described in the Prospectus, under certain market conditions the Fund's portfolio turnover may be higher than that of other investment companies; however, it is extremely difficult to predict portfolio turnover rates with any degree of accuracy. Higher portfolio turnover may contribute to higher transactional costs and negative tax consequences, such as an increase in capital gain dividends or in ordinary income dividends of accrued market discount, as well as greater difficulty meeting the requirement for qualification as a regulated investment company that less than 30% of its gross income be derived from the sale or other disposition of securities held for less than three months. See "Distributions and Taxes." (The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded.) The portfolio turnover for the period February 28, 1992 (commencement of operations) to July 31, 1992 was 13.21%. The portfolio turnover for the fiscal years ended July 31, 1993, July 31, 1994 and July 31, 1995 was 41.51%, 44.83%
and 169.34%, respectively. High portfolio turnover involves corresponding greater transaction costs in the form of dealer spending and brokerage commissions, which are borne directly by the Fund. Such turnover also has certain tax consequences for the Fund. See "Distributions and Taxes."

  Section 11(a) of the Securities Exchange Act of 1934, as amended, generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts which they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund.

                        DETERMINATION OF NET ASSET VALUE

  The net asset value of shares of all classes of the Fund is determined once daily, Monday through Friday, as of 15 minutes after the close of business on the New York Stock Exchange (generally 4:00 P.M., New York time), on each day during which the New York Stock Exchange is open for trading. The New York Stock Exchange is not open on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the fees payable to the Manager and any account maintenance and/or distribution fees, are accrued daily. The per share net asset value of the Class B, Class C and Class D shares generally will be lower than the per share net asset value of the Class A shares reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to Class D shares. Moreover the per share net asset value of the Class B and Class C shares generally will be lower than the per shares net asset value of its Class D shares reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to the Class B and Class C shares of the Fund. It is expected, however, that per share net asset value of the four classes eventually will tend to converge (although not necessarily meet) immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differentials between the classes.

  The Municipal Bonds and other portfolio securities in which the Fund invests are traded primarily in over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. One bond is the "yield equivalent" of another bond when, taking into account market price, maturity, coupon rate, credit rating and ultimate return of principal, both bonds will theoretically produce an equivalent return to the bondholder. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with a remaining maturity of 60 days or less are valued on an amortized cost basis, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

                              SHAREHOLDER SERVICES

  The Trust offers a number of shareholder services described below which are designed to facilitate investment in shares of the Fund. Full details as to each of such services and copies of the various plans described below can be obtained from the Trust, the Distributor or Merrill Lynch.

INVESTMENT ACCOUNT

  Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and long- term capital gain distributions. The statements will also show any other activity in the account since the preceding statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. A shareholder may make additions to his Investment Account at any time by mailing a check directly to the Transfer Agent.

  Share certificates are issued only for full shares and only upon the specific request of a shareholder who has an Investment Account. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Transfer Agent.

  Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he or she be issued certificates for his or her shares and then must turn the certificates over to the new firm for re-registration as described in the preceding sentence.

AUTOMATIC INVESTMENT PLANS

  A shareholder may make additions to an Investment Account at any time by purchasing Class A shares (if an eligible Class A investor as described in the Prospectus) or Class B, Class C or Class D shares at the applicable public offering price either through the shareholder's securities dealer, or by mail directly to the Transfer Agent, acting as agent for such securities dealers. Voluntary accumulation also can be made through a service known as the Automatic Investment Plan whereby the Fund is authorized through pre-authorized checks or automated clearing house debits of $50 or more to charge the regular bank account of the shareholder on a regular basis to provide systematic additions to the Investment Account of such shareholder. The Fund's Automatic Investment Plan is not available to shareholders whose shares are held in brokerage accounts with Merrill Lynch. Alternatively, investors who maintain CMA(R) or CBA(R) accounts may arrange to have periodic investments made in the Fund in their CMA(R) or CBA(R) account or in certain related accounts in amounts of $100 or more through the CMA(R) or CBA(R) Automated Investment Program.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

  Unless specific instructions are given as to the method of payment of dividends and capital gains distributions, dividends and distributions will be reinvested automatically in additional shares of the Fund. Such reinvestment will be at the net asset value of shares of the Fund as of the close of business on the monthly payment date for such dividends and distributions. Shareholders may elect in writing to receive either their income dividends or capital gains distributions, or both, in cash, in which event payment will be mailed or direct deposited on or about the payment date. Cash payments can also be direct deposited to the shareholder's bank account.

  Shareholders may, at any time, notify the Transfer Agent in writing or by telephone (1-800-MER-FUND) that they no longer wish to have their dividends and/or capital gains distributions reinvested in shares of the Fund or vice versa and, commencing ten days after the receipt by the Transfer Agent of such notice, such instructions will be effected.

SYSTEMATIC WITHDRAWAL PLANS--CLASS A AND CLASS D SHARES

  A Class A or Class D shareholder may elect to make systematic withdrawals from an Investment Account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired Class A or Class D shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with Class A or Class D shares with such a value of $10,000 or more.

  At the time of each withdrawal payment, sufficient Class A or Class D shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify either a dollar amount or a percentage of the value of his Class A or Class D shares. Redemptions will be made at net asset value as determined 15 minutes after the close of business on the New York Stock Exchange (generally 4:00 P.M., New York time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the Exchange is not open for business on such date, the Class A or Class D shares will be redeemed at the close of business on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit for the withdrawal payment will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends and distributions on all Class A or Class D shares in the Investment Account are reinvested automatically in the Fund's Class A or Class D shares, respectively. A shareholder's Systematic Withdrawal Plan may be terminated at any time, without charge or penalty, by the shareholder, the Trust, the Transfer Agent or the Distributor. Withdrawal payments should not be considered as dividends, yield or income. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be reduced correspondingly. Purchases of additional Class A or Class D shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Trust will not knowingly accept purchase orders for Class A or Class D shares of the Fund from investors who maintain a Systematic Withdrawal Plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

  Alternatively, a Class A or Class D shareholder whose shares are held within a CMA(R) or CBA(R) account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA(R)/CBA(R) Systematic Redemption Program. The minimum fixed dollar amount redeemable is $25. The proceeds of systematic redemptions will be posted to the shareholder's account five business days after the date the shares are redeemed. Monthly systematic redemptions will be made at net asset value on the first Monday of each month, bimonthly systematic redemptions will be made at net asset value on the first Monday of every other month, and quarterly, semiannual or annual redemptions are made at net asset value on the first Monday of months selected at the shareholder's option. If the first Monday of the month is a holiday, the redemption will be processed at net asset value on the next business day. The CMA(R)/CBA(R) Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the CMA(R)/CBA(R) Automated Investment Program. For more information on the CMA(R)/CBA(R) Systematic Redemption Program, eligible shareholders should contact their Financial Consultant.

EXCHANGE PRIVILEGE

  Shareholders of each class of shares of the Fund have an exchange privilege with certain other MLAM-advised mutual funds listed below. Under the Merrill Lynch Select Pricing SM System, Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in his account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund, and the shareholder does not hold Class A shares of the second fund in his account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund. Class B, Class C and Class D shares are exchangeable with shares of the same class of other MLAM-advised mutual funds. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" to the holding period of the newly acquired shares of the other Fund as more fully described below. Class A, Class B, Class C and Class D shares also are exchangeable for shares of certain MLAM-advised money market funds specifically designated below as available for exchange by holders of Class A, Class B, Class C or Class D shares. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege, and any shares utilized in an exchange must have been held by the shareholder for 15 days. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

  Exchanges of Class A or Class D shares outstanding ("outstanding Class A or Class D shares") for Class A or Class D shares of another MLAM-advised mutual fund ("new Class A or Class D shares") are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charges paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, Class A and Class D shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class D shares on which the dividend was paid. Based on this formula, Class A and Class D shares generally may be exchanged into the Class A or Class D shares of the other funds or into shares of the Class A and Class D money market funds with a reduced or without a sales charge.

  In addition, each of the funds with Class B and Class C shares outstanding ("outstanding Class B or Class C shares") offers to exchange its outstanding Class B or Class C shares for Class B or Class C shares, respectively, of another MLAM-advised mutual funds ("new Class B or Class C shares") on the basis of relative net asset value per Class B or Class C share, without the payment of any contingent deferred sales charge that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the deferred sales charge schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the fund from which the exchange has been made. For purposes of computing the sales charge that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is "tacked" to the holding period of the new Class B or Class C shares. For example, an investor may exchange Class B shares of the Fund for those of Merrill Lynch Special Value Fund, Inc. ("Special Value Fund") after having held the Fund's Class B shares for two and a half years. The 2% CDSC that generally would apply to a redemption would not apply to the exchange. Three years later the investor may decide to redeem the Class B shares of Special Value Fund and receive cash. There will be no CDSC due on this redemption, since by "tacking" the two and a half year holding period of the Fund's Class B shares to the three year holding period for the Special Value Fund Class B shares, the investor will be deemed to have held the new Class B shares for more than five years.

  Shareholders also may exchange shares of the Fund into shares of a money market fund advised by the Manager or its affiliates, but the period of time that Class B or Class C shares are held in a money market fund will not count towards satisfaction of the holding period requirement for purposes of reducing the CDSC or, with respect to Class B shares, towards satisfaction of the conversion period. However, shares of a money market fund which were acquired as a result of an exchange for Class B or Class C shares of the Fund may, in turn, be exchanged back into Class B or Class C shares, respectively, of any fund offering such shares, in which event the holding period for Class B or Class C shares of the fund will be aggregated with previous holding periods for purposes of reducing the CDSC. Thus, for example, an investor may exchange Class B shares of the Fund for shares of Merrill Lynch Institutional Fund ("Institutional Fund") after having held the Class B shares for two and a half years and three years later decide to redeem the shares of Institutional Fund for cash. At the time of this redemption, the 2% CDSC that would have been due had the Class B shares of the Fund been redeemed for cash rather than exchanged for shares of Institutional Fund will be payable. If, instead of such redemption the shareholder exchanged such shares for Class B shares of a fund which the shareholder continues to hold for an additional two and a half years, any subsequent redemption will not incur a CDSC.

  Set forth below is a description of the investment objectives of the other funds into which exchanges can be made:

 Funds Issuing Class A, Class B, Class C and Class D Shares:

Merrill Lynch Adjustable Rate
 Securities Fund, Inc. ............
                                     High current income consistent with a
                                      policy of limiting the degree of fluctu-ation in net asset value of fund shares resulting from movements in interest rates through investment primarily in a portfolio of adjustable rate securities consisting principally of mortgage-backed securities.

Merrill Lynch Americas Income
 Fund, Inc. .......................  A high level of current income, consis-
                                      tent with prudent investment risk, by
                                      investing primarily in debt securities
                                      denominated in a currency of a country
                                      located in the Western Hemisphere (i.e., North and South America and the sur-rounding waters).

Merrill Lynch Arizona Limited
 Maturity Municipal Bond Fund......  A portfolio of Merrill Lynch Multi-State
                                      Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Arizona income taxes as is consistent with prudent investment management through investment in a port-folio primarily of intermediate-term in-vestment grade Arizona Municipal Bonds.

Merrill Lynch Arizona Municipal
 Bond Fund.........................  A portfolio of Merrill Lynch Multi-State
                                      Municipal Series Trust, a series fund,
                                      whose objective is as high a level of
                                      income exempt from Federal and Arizona
                                      income taxes as is consistent with pru-
                                      dent investment management.

Merrill Lynch Arkansas Municipal
 Bond Fund.........................  A portfolio of Merrill Lynch Multi-State
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide as high a
                                      level of income exempt from Federal and
                                      Arkansas income taxes as is consistent
                                      with prudent investment management.

Merrill Lynch Asset Growth Fund,
 Inc. .............................  High total investment return, consistent with prudent risk, from investment in
                                      United States and foreign equity, debt
                                      and money market securities the combina-tion of which will be varied both with respect to types of securities and mar-kets in response to changing market and economic trends.

Merrill Lynch Asset Income Fund,
 Inc. .............................  A high level of current income through investment primarily in United States
                                      fixed income securities.

Merrill Lynch Balanced Fund for
 Investment and Retirement,
 Inc. ........................       As high a level of total investment re-
                                      turn as is consistent with a reasonable
                                      and relatively low level of risk through investment in common stocks and other types of securities, including fixed in-come securities and convertible securities.

Merrill Lynch Basic Value Fund,      Capital appreciation and, secondarily,
 Inc. .............................   income by investing in securities, pri-
                                      marily equities, that are undervalued
                                      and therefore represent basic investment value.

Merrill Lynch California Insured
 Municipal Bond Fund...............  A portfolio of Merrill Lynch California
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide as high a
                                      level of income exempt from Federal and
                                      California income taxes as is consistent with prudent investment management through investment in a portfolio pri-marily of insured California Municipal Bonds.

Merrill Lynch California Limited
 Maturity Municipal Bond Fund......  A portfolio of Merrill Lynch Multi-State
                                      Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and California income taxes as is consistent with prudent investment management through investment in a port-folio primarily of intermediate-term in-vestment grade California Municipal Bonds.

Merrill Lynch California Municipal
 Bond Fund.........................  A portfolio of Merrill Lynch California
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide as high a
                                      level of income exempt from Federal and
                                      California income taxes as is consistent with prudent investment management.

Merrill Lynch Capital Fund,          The highest total investment return con-
 Inc. .............................   sistent with prudent risk through a
                                      fully managed investment policy utiliz-
                                      ing equity, debt and convertible securi-ties.

Merrill Lynch Colorado Municipal
 Bond Fund.........................  A portfolio of Merrill Lynch Multi-State
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide as high a
                                      level of income exempt from Federal and
                                      Colorado income taxes as is consistent
                                      with prudent investment management.

Merrill Lynch Connecticut
 Municipal Bond Fund...............  A portfolio of Merrill Lynch Multi-State
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide as high a
                                      level of income exempt from Federal and
                                      Colorado income taxes as is consistent
                                      with prudent investment management.

Merrill Lynch Corporate Bond Fund,
 Inc. .............................  Current income from three separate diver-
                                      sified portfolios of fixed income secu-
                                      rities.

Merrill Lynch Developing Capital
 Markets Fund, Inc. ...............
                                     Long-term capital appreciation through
                                      investment in securities, principally
                                      equities, of issuers in countries having smaller capital markets.

Merrill Lynch Dragon Fund, Inc. ...  Capital appreciation by investing primar-
                                      ily in equity and debt securities of is-suers domiciled in developing countries located in Asia and the Pacific Basin.

Merrill Lynch Eurofund.............
                                     Capital appreciation primarily through
                                      investment in equity securities of cor-
                                      porations domiciled in Europe.

Merrill Lynch Federal Securities
 Trust.............................  High current return through investments in U.S. Government and Government agency securities, including GNMA mortgage-backed certificates and other mortgage-backed Government securities.

Merrill Lynch Florida Limited
 Maturity Municipal Bond Fund......  A portfolio of Merrill Lynch Multi-State
                                      Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal income taxes as is consis-tent with prudent investment management while seeking to offer shareholders the opportunity to own securities exempt from Florida intangible personal prop-erty taxes through investment in a port-folio primarily of intermediate-term in-vestment grade Florida Municipal Bonds.

Merrill Lynch Florida Municipal
 Bond Fund.........................  A portfolio of Merrill Lynch Multi-State
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide as high a
                                      level of income exempt from Federal in-
                                      come taxes as is consistent with prudent investment management while at the same time offering shares, the value of which is exempt from Florida intangible per-sonal property taxes.

Merrill Lynch Fund For Tomorrow,
 Inc. .............................  Long-term growth through investment in a portfolio of good quality securities,
                                      primarily common stock, potentially po-
                                      sitioned to benefit from demographic and cultural changes as they affect consumer markets.

Merrill Lynch Fundamental Growth
 Fund, Inc. .......................
                                     Long-term growth of capital through in-
                                      vestment in a diversified portfolio of
                                      equity securities placing particular em-phasis on companies that have exhibited above-average growth rate in earnings.

Merrill Lynch Fundamental
 Value Portfolio (available only
 for exchanges by certain
 individual retirement accounts
 for which Merrill Lynch acts as
 custodian)...................       A portfolio of Merrill Lynch Asset
                                      Builder Program, Inc., a series fund,
                                      whose objective is to provide capital
                                      appreciation and income by investing in
                                      securities, with at least 65% of the
                                      portfolio's assets being invested in eq-uities.

Merrill Lynch Global Allocation
 Fund, Inc. .......................  High total investment return, consistent with prudent risk, through a fully man-
                                      aged investment policy utilizing United
                                      States and foreign equity, debt and
                                      money market securities, the combination of which will be varied from time to time both with respect to the types of securities and markets in response to changing market and economic trends.

Merrill Lynch Global Bond Fund for
 Investment and Retirement.........
                                     High total investment return from invest-
                                      ment in a global portfolio of debt in-
                                      struments denominated in various curren-cies and multinational currency units.

Merrill Lynch Global Convertible
 Fund, Inc. .......................  High total return from investment primar-
                                      ily in an international diversified
                                      portfolio of convertible debt securi-
                                      ties, convertible preferred stock and
                                      "synthetic" convertible securities con-
                                      sisting of a combination of debt securi-ties or preferred stock and warrants or options.

Merrill Lynch Global Holdings,
 Inc. (residents of Arizona must
 meet investor suitability
 standards)........................
                                     The highest total investment return con-
                                      sistent with prudent risk through world-wide investment in an internationally diversified portfolio of securities.

Merrill Lynch Global
 Opportunity Portfolio (available
 only for exchanges by certain
 individual retirement accounts
 for which Merrill Lynch acts as
 custodian)...................       A portfolio of Merrill Lynch Asset
                                      Builder Program, Inc., a series fund,
                                      whose objective is to provide a high to-tal investment return through an invest-ment policy utilizing United States and foreign equity, debt and money market securities, the combination of which will vary depending upon changing market and economic trends.

Merrill Lynch Global Resources
 Trust.............................  Long-term growth and protection of capi-
                                      tal from investment in securities of do-mestic and foreign companies that pos-sess substantial natural resource as-sets.

Merrill Lynch Global SmallCap
 Fund, Inc. .......................  Long-term growth of capital by investing primarily in equity securities of compa-nies with relatively small market capi-talizations located in various foreign countries and in the United States.

Merrill Lynch Global Utility Fund,
 Inc. .............................  Capital appreciation and current income through investment of at least 65% of
                                      its total assets in equity and debt se-
                                      curities issued by domestic and foreign
                                      companies which are primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water.

Merrill Lynch Growth Fund for
 Investment and Retirement.........  Growth of capital and, secondarily, in-
                                      come from investment in a diversified
                                      portfolio of equity securities placing
                                      principal emphasis on those securities
                                      which management of the fund believes to be undervalued.

Merrill Lynch Healthcare Fund,
 Inc. (residents of Wisconsin must
 meet investor suitability
 standards)........................  Capital appreciation through worldwide investment in equity securities of com-
                                      panies that derive or are expected to
                                      derive a substantial portion of their
                                      sale from products and services in
                                      healthcare.

Merrill Lynch International Equity
 Fund..............................  Capital appreciation and, secondarily, income by investing in a diversified
                                      portfolio of equity securities of is-
                                      suers located in countries other than
                                      the United States.

Merrill Lynch Latin America Fund,
 Inc. .............................  Capital appreciation by investing primar-
                                      ily in Latin American equity and debt
                                      securities.

Merrill Lynch Maryland Municipal
 Bond Fund.........................  A portfolio of Merrill Lynch Multi-State
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide as high a
                                      level of income exempt from Federal and
                                      Maryland income taxes as is consistent
                                      with prudent investment management.

Merrill Lynch Massachusetts
 Limited Maturity Municipal Bond     A portfolio of Merrill Lynch Multi-State
 Fund..............................   Limited Maturity Municipal Series Trust,
                                      a series fund, whose objective is to
                                      provide as high a level of income exempt from Federal and Massachusetts income taxes as is consistent with prudent in-vestment management through investment in a portfolio primarily of intermedi-ate-term investment grade Massachusetts
                                      Municipal Bonds.

Merrill Lynch Massachusetts
 Municipal Bond Fund...............  A portfolio of Merrill Lynch Multi-State
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide as high a
                                      level of income exempt from Federal, New
                                      York State and New York City income
                                      taxes as is consistent with prudent in-
                                      vestment management.

Merrill Lynch Michigan Limited
 Maturity Municipal Bond Fund......  A portfolio of Merrill Lynch Multi-State
                                      Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Michigan income taxes as is consistent with prudent investment management through investment in a port-folio primarily of intermediate-term in-vestment grade Michigan Municipal Bonds.

Merrill Lynch Michigan Municipal
 Bond Fund.........................  A portfolio of Merrill Lynch Multi-State
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide as high a
                                      level of income exempt from Federal and
                                      Michigan income taxes as is consistent
                                      with prudent investment management.

Merrill Lynch Minnesota Municipal
 Bond Fund.........................  A portfolio of Merrill Lynch Multi-State
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide as high a
                                      level of income exempt from Federal and
                                      Minnesota personal income taxes as is
                                      consistent with prudent investment man-
                                      agement.

Merrill Lynch Municipal Bond Fund,
 Inc. .............................  Tax-exempt income from three separate di-
                                      versified portfolios of municipal bonds.

Merrill Lynch Municipal
 Intermediate Term Fund............  Currently the only portfolio of Merrill
                                      Lynch Municipal Series Trust, a series
                                      fund, whose objective is to provide as
                                      high a level as possible of income ex-
                                      empt from Federal income taxes by in-
                                      vesting in investment grade obligations
                                      with a dollar weighted average maturity
                                      of five to twelve years.

Merrill Lynch New Jersey Limited
 Maturity Municipal Bond Fund......  A portfolio of Merrill Lynch Multi-State
                                      Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and New Jersey income taxes as is consistent with prudent investment management through a portfolio primarily of intermediate-term investment grade New Jersey Municipal Bonds.

Merrill Lynch New Jersey Municipal
 Bond Fund.........................  A portfolio of Merrill Lynch Multi-State
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide as high a
                                      level of income exempt from Federal and
                                      New Jersey income taxes as is consistent with prudent investment management.

Merrill Lynch New Mexico Municipal
 Bond Fund.........................  A portfolio of Merrill Lynch Multi-State
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide as high a
                                      level of income exempt from Federal and
                                      New Mexico income taxes as is consistent with prudent investment management.

Merrill Lynch New York Limited
 Maturity Municipal Bond Fund......  A portfolio of Merrill Lynch Multi-State
                                      Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal, New York State and New York City income taxes as is consistent with prudent investment management through investment in a portfolio pri-marily of intermediate-term investment grade New York Municipal Bonds.

Merrill Lynch New York Municipal
 Bond Fund.........................  A portfolio of Merrill Lynch Multi-State
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide as high a
                                      level of income exempt from Federal, New
                                      York State and New York City income
                                      taxes as is consistent with prudent in-
                                      vestment management.

Merrill Lynch North Carolina
 Municipal Bond Fund...............  A portfolio of Merrill Lynch Multi-State
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide as high a
                                      level of income exempt from Federal and
                                      North Carolina income taxes as is con-
                                      sistent with prudent investment manage-
                                      ment.

Merrill Lynch Oregon Municipal
 Bond Fund.........................  A portfolio of Merrill Lynch Multi-State
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide as high a
                                      level of income exempt from Federal and
                                      Oregon income taxes as is consistent
                                      with prudent investment management.

Merrill Lynch Pacific Fund,          Capital appreciation by investing in eq-
 Inc. .............................   uity securities of corporations domi-
                                      ciled in Far Eastern and Western Pacific countries, including Japan, Australia,
                                      Hong Kong and Singapore.

Merrill Lynch Pennsylvania Limited
 Maturity Municipal Bond Fund......  A portfolio of Merrill Lynch Multi-State
                                      Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Pennsylvania personal income taxes as is consistent with pru-dent investment management through in-vestment in a portfolio of intermediate-term investment grade Pennsylvania Mu-nicipal Bonds.

Merrill Lynch Pennsylvania
 Municipal Bond Fund...............  A portfolio of Merrill Lynch Multi-State
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide as high a
                                      level of income exempt from Federal and
                                      Pennsylvania personal income taxes as is consistent with prudent investment man-agement.

Merrill Lynch Phoenix Fund,          Long-term growth of capital by investing
 Inc. .............................   in equity and fixed income securities,
                                      including tax-exempt securities, of is-
                                      suers in weak financial condition or ex-periencing poor operating results be-lieved to be undervalued relative to the current or prospective condition of such issuer.

Merrill Lynch Quality Bond
 Portfolio (available only for
 exchanges by certain individual
 retirement accounts for which
 Merrill Lynch acts as
 custodian)...................       A portfolio of Merrill Lynch Asset
                                      Builder Program, Inc., a series fund,
                                      whose objective is to provide a high
                                      level of current income through invest-
                                      ment in a diversified portfolio of debt
                                      obligations, such as corporate bonds and notes, convertible securities, preferred stocks and governmental obligations.


Merrill Lynch Short-Term Global
 Income Fund, Inc. ................  As high a level of current income as is consistent with prudent investment man-
                                      agement from a global portfolio of high
                                      quality debt securities denominated in
                                      various currencies and multinational
                                      currency units and having remaining ma-
                                      turities not exceeding three years.

Merrill Lynch Special Value
 Fund, Inc. .......................  Long-term growth of capital from invest-
                                      ments in securities, primarily common
                                      stocks, of relatively small companies
                                      believed to have special investment
                                      value and emerging growth companies re-
                                      gardless of size.

Merrill Lynch Strategic Dividend
 Fund..............................  Long-term total return from investment in dividend-paying common stocks which
                                      yield more than Standard & Poor's 500
                                      Composite Stock Price Index.

Merrill Lynch Technology Fund,       Capital appreciation through worldwide
 Inc. .............................   investment in equity securities of com-
                                      panies that derive or are expected to
                                      derive a substantial portion of their
                                      sales from products and services in
                                      technology.

Merrill Lynch Texas Municipal Bond
 Fund..............................  A portfolio of Merrill Lynch Multi-State
                                      Municipal Series Trust, a series fund,
                                      whose objective is to provide as high a
                                      level of income exempt from Federal in-
                                      come taxes as is consistent with prudent investment management by investing pri-marily in a portfolio of long-term, in-vestment grade municipal obligations is-sued by the State of Texas, its politi-cal subdivisions, agencies and instru-mentalities.

Merrill Lynch U.S. Government
 Securities Portfolio (available
 only for exchanges by certain
 individual retirement accounts
 for which Merrill Lynch acts as
 custodian)...................      A portfolio of Merrill Lynch Asset
                                      Builder Program, Inc., a series fund,
                                      whose objective is to provide a high
                                      current return through investments in
                                      U.S. Government and government agency
                                      securities, including GNMA mortgage-
                                      backed certificates and other mortgage-
                                      backed government securities.

Merrill Lynch Utility Income
 Fund, Inc. .......................  High current income through investment in equity and debt securities issued by
                                      companies which are primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water.

Merrill Lynch World Income
 Fund, Inc. .......................  High current income by investing in a global portfolio of fixed income securi-ties denominated in various currencies, including multinational currency units.

 Class A Share Money Market Funds:

Merrill Lynch Ready Assets Trust...  Preservation of capital, liquidity and the highest possible current income con-sistent with the foregoing objectives from the short-term money market securi-ties in which the fund invests.

Merrill Lynch Retirement Reserves
 Money Fund (available only if the
 exchange occurs within certain
 retirement plans).................  Currently the only portfolio of Merrill
                                      Lynch Retirement Series Trust, a series
                                      fund, whose objectives are to provide
                                      current income, preservation of capital
                                      and liquidity available from investing
                                      in a diversified portfolio of short-term money market securities.

Merrill Lynch U.S.A. Government
 Reserves..........................  Preservation of capital, current income and liquidity available from investing
                                      in direct obligations of the U.S. Gov-
                                      ernment and repurchase agreements relat-ing to such securities.

Merrill Lynch U.S. Treasury Money
 Fund..............................  Preservation of capital, liquidity and current income through investment exclu-sively in a diversified portfolio of short-term marketable securities which are direct obligations of the U.S. Trea-sury.

 Class B, Class C and Class D Share Money Market Funds:
                                     A portfolio of Merrill Lynch Funds for
Merrill Lynch Government Fund......   Institutions Series, a series fund,
                                      whose objective is to provide current
                                      income consistent with liquidity and se-curity of principal from investment in securities issued or guaranteed by the U.S. Government, its agencies and in-strumentalities and in repurchase agree-ments secured by such obligations.

Merrill Lynch Institutional Fund...  A portfolio of Merrill Lynch Funds for
                                      Institutions Series, a series fund,
                                      whose objective is to provide maximum
                                      current income consistent with liquidity and the maintenance of a high quality portfolio of money market securities.

Merrill Lynch Institutional Tax-
 Exempt Fund.......................  A portfolio of Merrill Lynch Funds for
                                      Institutions Series, a series fund,
                                      whose objective is to provide current
                                      income exempt from Federal income taxes, preservation of capital and liquidity available from investing in a diversi-fied portfolio of short-term, high qual-ity municipal bonds.

Merrill Lynch Treasury Fund........  A portfolio of Merrill Lynch Funds for
                                      Institutions Series, a series fund,
                                      whose objective is to provide current
                                      income consistent with liquidity and se-curity of principal from investment in direct obligations of the U.S. Treasury and up to 10% of its total assets in re-purchase agreements secured by such ob-ligations.

  Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to made.

  To exercise the exchange privilege, shareholders should contact their Merrill Lynch financial consultant, who will advise the Fund of the exchange. Shareholders of the Fund, and shareholders of the other funds described above with shares for which certificates have not been issued, may exercise the exchange privilege by wire through their securities dealers. The Fund reserves the right to require a properly completed

Exchange Application. This exchange privilege may be modified or terminated at any time in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares to the general public at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made.

                            DISTRIBUTIONS AND TAXES

  The Trust intends to continue to qualify the Fund for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). If it so qualifies, in any taxable year in which it distributes at least 90% of its taxable net income and 90% of its tax-exempt net income (see below), the Fund (but not its shareholders) will not be subject to Federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Trust intends to cause the Fund to distribute substantially all of such income.

  As discussed in the Fund's Prospectus, the Trust has established other series in addition to the Fund (together with the Fund, the "Series"). Each Series of the Trust is treated as a separate corporation for Federal income tax purposes. Each Series therefore is considered to be a separate entity in determining its treatment under the rules for RICs described in the Prospectus. Losses in one Series do not offset gains in another Series, and the requirements (other than certain organizational requirements) for qualifying for RIC status are determined for each Series at the Series level rather than at the Trust level.

  The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year-end, plus certain undistributed amounts from previous years. The required distributions, however, are based only on the taxable income of a RIC. The excise tax, therefore, generally will not apply to the tax-exempt income of a RIC, such as the Fund, that pays exempt-interest dividends.

  The Trust intends to qualify the Fund to pay "exempt-interest dividends" as defined in Section 852(b)(5) of the Code. Under such section if, at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets consists of obligations exempt from Federal income tax ("tax-exempt obligations") under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund shall be qualified to pay exempt-interest dividends to its Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). Exempt-interest dividends are dividends or any part thereof paid by the Fund which are attributable to interest on tax-exempt obligations and designated by the Trust as exempt-interest dividends in a written notice mailed to the Fund's shareholders within 60 days after the close of the Fund's taxable year. For this purpose, the Fund will allocate interest from tax-exempt obligations (as well as ordinary income, capital gains and tax preference items, discussed below) among the Class A, Class B, Class C and Class D shareholders according to a method (which it believes is consistent with the Commission's exemptive order permitting the issuance and sale of multiple classes of shares) that is based on the gross income that is allocable to Class A, Class B, Class C and Class D shareholders during the taxable year or such other method as the Internal Revenue Service may prescribe. To the extent that the dividends distributed to the Fund's shareholders are derived from interest income exempt from Federal income tax under Code Section 103(a) and are properly designated as exempt-interest dividends, they will be excludable from a shareholder's gross income for Federal or Ohio income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a person's social security benefits and railroad retirement benefits subject to Federal income taxes. Interest on indebtedness incurred or continued to purchase or carry shares of a RIC, such as the Fund, will not be deductible by the investor for Federal or Ohio income tax purposes to the extent attributable to exempt-interest dividends. Shareholders are advised to consult their tax advisers with respect to whether exempt-interest dividends retain the exclusion under Code
Section 103(a) if a shareholder would be treated as a "substantial user" or "related person" under Code Section 147(a) with respect to property financed with the proceeds of an issue of "industrial development bonds" or "private activity bonds", if any, held by the Fund.

  The portion of the Fund's exempt-interest dividends paid from interest received by the Fund from Ohio Municipal Bonds also will be exempt from Ohio personal income taxes. Shareholders subject to income taxation by states other than Ohio will realize a lower after tax rate of return than Ohio shareholders since the dividends distributed by the Fund generally will not be exempt, to any significant degree, from income taxation by such other states. The Trust will inform shareholders annually regarding the portion of the Fund's distributions which constitutes exempt-interest dividends and the portion which is exempt from Ohio personal income taxes. The Fund will allocate exempt-interest dividends among Class A, Class B, Class C and Class D shareholders for Ohio income tax purposes based on a method similar to that described above for Federal income tax purposes.

  Distributions from investment income and capital gains of the Fund, including exempt-interest dividends, will be subject to Ohio corporation excise tax, and may also be subject to tax in states other than Ohio and local taxes in cities other than those in Ohio.

  Distributions treated as investment income or as capital gains for Federal income tax purposes, including exempt-interest dividends, may be subject to local taxes imposed by certain cities within Ohio. Additionally, the value of shares of the Fund will be included in (i) the net worth measure of the issued and outstanding shares of corporations and financial institutions for purposes of computing the Ohio corporate franchise tax, (ii) the value of the gross estate for purposes of the Ohio estate tax, (iii) the value of capital and surplus for purposes of the Ohio domestic insurance company franchise tax and
(iv) the value of shares of and capital employed by dealers in intangibles for purposes of the Ohio tax on dealers in intangibles. Accordingly, investors in the Fund, including, in particular, corporate investors which may be subject to the Ohio corporate excise tax, should consult their tax advisers with respect to the application of such taxes to an investment in the Fund, the receipt of Fund dividends, holding of shares in the Fund and as to their Ohio tax situation in general.

  To the extent that the Fund's distributions are derived from interest on its taxable investments or from an excess of net short-term capital gains over net long-term capital losses ("ordinary income dividends"), such distributions are considered ordinary income for Federal and Ohio income tax purposes. Distributions, if any, from an excess of net long-term capital gains over net short-term capital losses derived from the sale of securities or from certain transactions in futures or options ("capital gain dividends") are taxable as long-term capital gains for Federal income tax purposes, regardless of the length of time the shareholder has owned Fund shares. Distributions by the Fund, whether from exempt-interest income, ordinary income or capital gains, will not be eligible for the dividends received deduction allowed to corporations under the Code.

  All or a portion of the Fund's gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of capital gain dividends received by the shareholder. In addition, such loss will be disallowed to the extent of any exempt-interest dividends received by the shareholder. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

  The Code subjects interest received on certain otherwise tax-exempt securities to an alternative minimum tax. The alternative minimum tax applies to interest received on "private activity bonds" issued after August 7, 1986. Private activity bonds are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of "tax preference", which could subject investors in such bonds, including shareholders of the Fund, to an alternative minimum tax. The Fund will purchase such "private activity bonds", and the Trust will report to shareholders within 60 days after the Fund's taxable year-end the portion of the Fund's dividends declared during the year which constitutes an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to an alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation's "adjusted current earnings," which more closely reflect a corporation's economic income. Because an exempt-interest dividend paid by the Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay alternative minimum tax on exempt-interest dividends paid by the Fund.

  No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

  If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund on the exchanged shares reduces any sales charge such shareholder would have owed upon purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

  A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

  Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

  Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on certain ordinary income dividends and on capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Trust or who, to the Trust's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

  The Code provides that every person required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including the Fund) during the taxable year.

ENVIRONMENTAL TAX

  The Code imposes a deductible tax (the "Environmental Tax") on a corporation's modified alternative minimum taxable income (computed without regard to the alternative tax net operating loss deduction and the deduction for the Environmental Tax) at a rate of $12 per $10,000 (0.12%) of alternative minimum taxable income in excess of $2,000,000. The Environmental Tax is imposed for taxable years beginning after December 31, 1986, and before January 1, 1996. The Environmental Tax is imposed even if the corporation is not required to pay an alternative minimum tax because the corporation's regular income tax liability exceeds its minimum tax liability. The Code provides, however, that a RIC, such as the Fund, is not subject to the Environmental Tax. However, exempt-interest dividends paid by the Fund that create alternative minimum taxable income for corporate shareholders (as described above) may subject corporate shareholders of the Fund to the Environmental Tax.

TAX TREATMENT OF OPTION AND FUTURES TRANSACTIONS

  The Fund may purchase or sell municipal bond index futures contracts and interest rate futures contracts on U.S. Government securities ("financial futures contracts"). The Fund may also purchase and write call and put options on such financial futures contracts. In general, unless an election is available to the Fund or an exception applies, such options and futures contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each such option or financial futures contract will be treated as sold for its fair market value on the last day of the taxable year, and any gain or loss attributable to Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest rates with respect to its investments.

  Code Section 1092, which applies to certain "straddles", may affect the taxation of the Fund's transactions in financial futures contracts and related options. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain closing transactions in financial futures contracts and related options.

  One of the requirements for qualification as a RIC is that less than 30% of the Fund's gross income be derived from gains from the sale or other disposition of securities held for less than three months. Accordingly, the Fund may be restricted in effecting closing transactions within three months after entering into an options or financial futures contract.

OHIO INCOME TAX

  Under present Ohio law, the Fund is not subject to any Ohio income taxation or taxation measured by the capital assets of the Fund provided that the appropriate annual report is timely filed with the Tax Commissioner of Ohio.

                               ----------------

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code, Treasury regulations and Ohio tax laws presently in effect. For the complete provisions, reference should be made to the pertinent Code sections, the Treasury regulations promulgated thereunder and the applicable Ohio income tax laws. The Code and the Treasury regulations, as well as the Ohio tax laws, are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

  Shareholders are urged to consult their own tax advisers regarding the availability of any exemptions from state or local taxes (other than those imposed by Ohio) and with specific questions as to Federal, foreign, state or local taxes.

                                PERFORMANCE DATA

  From time to time the Fund may include its average annual total return and other total return data, as well as yield and tax-equivalent yield, in advertisements or information furnished to present or prospective shareholders. From time to time, the Fund may include the Fund's Morningstar risk-adjusted Performance Ratings in advertisements or supplemental sales literature. Total return, yield and tax-equivalent yield figures are based on the Fund's historical performance and are not intended to indicate future performance. Average annual total return yield and tax equivalent yield are determined separately for Class A, Class B, Class C and Class D shares in accordance with formulas specified by the Commission.

  Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of the Class B and Class C shares.

  The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.

  Set forth below is the total return, yield and tax equivalent yield information for Class A, Class B, Class C and Class D shares of the Fund for the periods indicated.

                       CLASS A SHARES              CLASS B SHARES             CLASS C SHARES*             CLASS D SHARES*
                 -------------------------- ---------------------------- -------------------------- ----------------------------
                               REDEEMABLE                   REDEEMABLE                 REDEEMABLE                   REDEEMABLE
                 EXPRESSED AS  VALUE OF A   EXPRESSED AS A  VALUE OF A   EXPRESSED AS  VALUE OF A   EXPRESSED AS A  VALUE OF A
                 A PERCENTAGE HYPOTHETICAL    PERCENTAGE   HYPOTHETICAL  A PERCENTAGE HYPOTHETICAL    PERCENTAGE   HYPOTHETICAL
                  BASED ON A     $1,000       BASED ON A      $1,000      BASED ON A     $1,000       BASED ON A      $1,000
                 HYPOTHETICAL  INVESTMENT    HYPOTHETICAL   INVESTMENT   HYPOTHETICAL  INVESTMENT    HYPOTHETICAL   INVESTMENT
                    $1,000    AT THE END OF     $1,000     AT THE END OF    $1,000    AT THE END OF     $1,000     AT THE END OF
                  INVESTMENT   THE PERIOD     INVESTMENT    THE PERIOD    INVESTMENT   THE PERIOD     INVESTMENT    THE PERIOD
                 ------------ ------------- -------------- ------------- ------------ ------------- -------------- -------------
                                                                   AVERAGE ANNUAL TOTAL RETURN
                                                           (INCLUDING MAXIMUM APPLICABLE SALES CHARGE)
One year ended
July 31, 1995...     1.79%      $1,017.90        1.49%       $1,014.90
Inception
(February 28,
1992) to July
31, 1995........     6.25%      $1,230.50        6.74%       $1,249.90
Inception
(October 21,
1994) to July
31, 1995........                                                             9.77%      $1,075.00        5.94%       $1,045.80
                                                                       ANNUAL TOTAL RETURN
                                                           (EXCLUDING MAXIMUM APPLICABLE SALES CHARGE)
Year ended July
31, 1995........     6.03%      $1,060.30        5.49%       $1,054.90
Year ended July
31, 1994........     1.10%      $1,011.00        0.59%       $1,005.90
Year ended July
31, 1993........    10.51%      $1,105.10        9.95%       $1,099.50
Inception
(February 28,
1992) to July
31, 1992........     8.21%      $1,082.10        7.98%       $1,079.80
Inception
(October 21,
1994) to July
31, 1995........                                                             8.50%      $1,085.00        8.93%       $1,089.30
                                                                     AGGREGATE TOTAL RETURN
                                                           (INCLUDING MAXIMUM APPLICABLE SALES CHARGE)
Inception
(February 28,
1992) to July
31, 1995........    23.05%      $1,230.50       24.99%       $1,249.90
Inception
(October 21,
1994) to July
31, 1995........                                                             7.50%      $1,075.00        4.58%       $1,045.80
                                                                              YIELD
30 days ended
July 31, 1995...     4.89%                       4.58%                       4.47%                       4.79%
                                                                     TAX EQUIVALENT YIELD**
30 days ended
July 31, 1995...     6.79%                       6.36%                       6.21%                       6.65%

----

 * Information as to Class C and Class D shares is presented only for the period October 21, 1994 (commencement of operations) to July 31, 1995. Prior to October 21, 1994, no Class C or Class D shares had been publicly issued.

** Based on a Federal income tax rate of 28%.

  In order to reflect the reduced sales the reduced sales charges in the case of Class A or Class D shares or the waiver of the CDSC in the case of Class B shares applicable to certain investors, as described under "Purchase of Shares" and "Redemption of Shares," respectively, the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may take into account the contingent deferred sales charge and therefore may reflect greater total return since, due to the reduced sales charge or the waiver of sales charges, a lower amount of expenses is deducted.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES

  The Declaration of Trust provides that the Trust shall be comprised of separate Series each of which will consist of a separate portfolio which will issue separate shares. The Trust is presently comprised of the Fund, Merrill Lynch Arizona Municipal Bond Fund, Merrill Lynch Arkansas Municipal Bond Fund, Merrill Lynch Colorado Municipal Bond Fund, Merrill Lynch Connecticut Municipal Bond Fund, Merrill Lynch Florida Municipal Bond Fund, Merrill Lynch Maryland Municipal Bond Fund, Merrill Lynch Massachusetts Municipal Bond Fund, Merrill Lynch Michigan Municipal Bond Fund, Merrill Lynch Minnesota Municipal Bond Fund, Merrill Lynch New Jersey Municipal Bond Fund, Merrill Lynch New Mexico Municipal Bond Fund, Merrill Lynch New York Municipal Bond Fund, Merrill Lynch North Carolina Municipal Bond Fund, Merrill Lynch Oregon Municipal Bond Fund, Merrill Lynch Pennsylvania Municipal Bond Fund and Merrill Lynch Texas Municipal Bond Fund. The Trustees are authorized to create an unlimited number of Series and, with respect to each Series, to issue an unlimited number of full and fractional shares of beneficial interest, par value $.10 per share, of different classes and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Series. Shareholder approval is not necessary for the authorization of additional Series or classes of a Series of the Trust. At the date of this Statement of Additional Information, the shares of the Fund are divided into Class A, Class B, Class C and Class D shares. Class A, Class B, Class C and Class D shares represent an interest in the same assets of the Fund and are identical in all respects except that the Class B, Class C and Class D shares bear certain expenses related to the account maintenance and/or distribution of such shares and have exclusive voting rights with respect to matters relating to such account maintenance and/or distribution expenditures. The Trust has received an order (the "Order") from the Commission permitting the issuance and sale of multiple classes of shares. The Order permits the Trust to issue additional classes of shares of any Series if the Board of Trustees deems such issuance to be in the best interest of the Trust. The Board of Trustees of the Trust may classify and reclassify the shares of any Series into additional classes at a future date.

  All shares of the Trust have equal voting rights, except that only shares of the respective Series are entitled to vote on matters concerning only that Series and, as noted above, Class B, Class C and Class D shares will have exclusive voting rights with respect to matters relating to the account maintenance and/or distribution expenses being borne solely by such class. Each issued and outstanding share is entitled to one vote and to participate equally in dividends and distributions declared by the Fund and in the net assets of such Series upon liquidation or dissolution remaining after satisfaction of outstanding liabilities, except that, as noted above, expenses related to the account maintenance and/or distribution of the Class B, Class C and Class D shares are borne solely by such class. There normally will be no meetings of shareholders for the purposes of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders may, in accordance with the terms of the Declaration of Trust, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Also, the Trust will be required to call a special meeting of shareholders in accordance with the requirements of the 1940 Act to seek approval of new management and advisory arrangements, of a material increase in distribution fees or of a change in the fundamental policies, objectives or restrictions of a Series.

  The obligations and liabilities of a particular Series are restricted to the assets of that Series and do not extend to the assets of the Trust generally. The shares of each Series, when issued, will be fully paid and nonassessable, have no preference, preemptive, conversion, exchange or similar rights, and are freely transferable. Holders of shares of any Series are entitled to redeem their shares as set forth elsewhere herein and in the Prospectus. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect all of the Trustees if they choose to do so and in such event the holders of the remaining shares would not be able to elect any Trustees. No amendments may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust.

  The Manager provided the initial capital for the Fund by purchasing 10,000 shares of the Fund for $100,000. Such shares were acquired for investment and can only be disposed of by redemption. The organizational expenses of the Fund (estimated at approximately $47,600) were paid by the Fund and are amortized over a period not exceeding five years. The proceeds realized by the Manager (or any subsequent holder) upon the redemption of any of the shares initially purchased by it will be reduced by the proportionate amount of unamortized organizational expenses which the number of shares redeemed bears to the number of shares initially purchased. Such organizational expenses include certain of the initial organizational expenses of the Trust which have been allocated to the Fund by the Trustees. If additional Series are added to the Trust, the organizational expenses will be allocated among the Series in a manner deemed equitable by the Trustees.

COMPUTATION OF OFFERING PRICE PER SHARE

  An illustration of the computation of the offering price for Class A, Class B, Class C and Class D shares of the Fund based on the value of the Fund's net assets and number of shares outstanding on July 31, 1995, as calculated, is set forth below.

                                      CLASS A     CLASS B   CLASS C   CLASS D
                                     ---------- ----------- -------- ----------
Net Assets.......................... $7,269,939 $64,068,057 $873,714 $3,234,315
                                     ========== =========== ======== ==========
Number of Shares Outstanding........    688,246   6,065,383   82,726    306,321
                                     ========== =========== ======== ==========
Net Asset Value Per Share (net
 assets divided by number of shares
 outstanding)....................... $    10.56 $     10.56 $  10.56 $    10.56
Sales Charge (for Class A and Class
 D shares: 4.00% of offering price
 (4.17% of net asset value per
 share))*...........................        .44          **       **        .44
                                     ---------- ----------- -------- ----------
Offering Price...................... $    11.00 $     10.56 $  10.56 $    11.00
                                     ========== =========== ======== ==========

--------
 * Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares. See "Purchase of Shares-- Deferred Sales Charge Alternatives--Class B and Class C Shares" in the Prospectus.

INDEPENDENT AUDITORS

  Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540-6400, has been selected as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

CUSTODIAN

  State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts 02101, acts as the custodian of the Fund's assets. The custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the delivery of securities and collecting interest on the Fund's investments.

TRANSFER AGENT

  Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as the Trust's transfer agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See "Management of the Trust--Transfer Agency Services" in the Prospectus.

LEGAL COUNSEL

  Brown & Wood, One World Trade Center, New York, New York 10048-0557, is counsel for the Trust.

REPORT TO SHAREHOLDERS

  The fiscal year of the Fund ends on July 31 of each year. The Trust sends to shareholders of the Fund at least semiannually reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year shareholders will receive Federal income tax information regarding dividends and capital gains distributions.

ADDITIONAL INFORMATION

  The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Trust has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, to which reference is hereby made.

  The Declaration of Trust establishing the Trust dated August 2, 1985, a copy of which, together with all amendments thereto (the "Declaration") is on file in the office of the Secretary of the Commonwealth of Ohio, provides that the name "Merrill Lynch Multi-State Municipal Series Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability; nor shall resort be had to their private property for the satisfaction of any obligation or claim of the Trust but the "Trust Property" only shall be liable.

  To the knowledge of the Trust, no person or entity owned beneficially 5% or more of the Fund's shares on November 1, 1995.

                                APPENDIX I

                 ECONOMIC AND FINANCIAL CONDITIONS IN OHIO

  The following information is a brief summary of factors affecting the economy of the State and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of state issuers, however, it has not been updated nor will it be updated during the year. The Trust has not independently verified the information.

  The State of Ohio (the "State") operates on a fiscal biennium for its appropriations and expenditures. The State finances the majority of its operations through the State's General Revenue Fund (the "GRF"). The GRF is funded mainly by the State's personal income tax, sales and use tax, various other taxes and grants from the Federal government. The State is precluded by law from ending a fiscal year or a biennium in a deficit position. In 1981 the State created the Budget Stabilization Fund ("BSF") for purposes of cash management.

  The GRF ending fund and cash balances for the State's 1984-85 through 1994-95 bienniums were as follows:

                                                    ENDING FUND    ENDING CASH
                                 BEGINNING ENDING     BALANCE        BALANCE
              BIENNIUM            JULY 1   JUNE 30 (IN THOUSANDS) (IN THOUSANDS)
              --------           --------- ------- -------------- --------------
     1984-85....................   1983     1985      $297,600      $  849,900
     1986-87....................   1985     1987       226,300         632,700
     1988-89....................   1987     1989       475,100         784,268
     1990-91....................   1989     1991       135,365         326,576
     1992-93....................   1991     1993       111,013         393,634
     1994-95....................   1993     1995       928,000       1,312,200

  Based on year-to date financial results and a then current economic forecast for the State, both in light of the continuing uncertain nationwide economic situation, the State's Office of the Budget and Management ("OBM") projected a Fiscal Year 1992 imbalance in GRF resources and expenditures which was subsequently timely addressed. As an initial action, the Governor of the State ordered most State agencies to reduce GRF appropriations spending in the final six months of Fiscal Year 1992 by a total of approximately $184,000,000. (Debt service and lease rental obligations were not affected by the order). Then, with General Assembly authorization, in June 1992 the entire $100,400,000 BSF balance and additional amounts from certain other funds were transferred to the GRF. Other administration revenue and spending actions resolved the remaining GRF imbalance for Fiscal Year 1992.

  As a first step toward addressing a projected Fiscal Year 1993 GRF shortfall, then estimated by OBM at approximately $520,000,000, the Governor ordered, effective July 1, 1992, selected reductions in Fiscal Year 1993 GRF appropriations spending totaling $300,000,000. Those selected GRF reductions included appropriations for higher education but expressly excluded appropriations for debt service (including lease rental appropriations) and for primary and secondary education. Subsequent executive and legislative actions-- including tax revisions that produced an additional $194,500,000 and additional appropriations spending reductions totalling approximately $50,000,000--provided for positive biennium-ending GRF balances and a better basis for appropriations for the next biennium.

  The GRF budget for the 1994-95 biennium provided for total GRF expenditures of approximately $30.7 billion, with Fiscal Year 1994 expenditures 9.2% higher than in Fiscal Year 1993, and Fiscal Year 1995 expenditures 6.6% higher than in Fiscal Year 1994.

  As noted above, the GRF ended the 1994-95 biennium with a fund balance of $928 million and cash balance of $1,312.2 million. As steps toward BSF replenishment, OBM deposited $21 million in the BSF (being the amount of the GRF ending balance as of June 30, 1993 in excess of $90 million), and transferred another $260.3 million to the BSF at the end of Fiscal Year 1994 and $535.2 million in July 1995, for a current balance in the BSF of $828.3 million. In addition to the transfer to the BSF, the General Appropriations Act for the 1996-97 biennium transferred $322.8 million to a variety of funds (including school assistance funds and, in anticipation of possible federal programs changes, a human services stabilization fund), leaving an unreserved and undesignated balance in the GRF of $70 million.

  The General Appropriations Act for the 1996-97 biennium provides for total GRF biennial expenditures of approximately $33.5 billion, an increase over those for the 1994-95 fiscal biennium. Authorized expenditures in Fiscal Year 1996 are higher than in Fiscal Year 1995 and for Fiscal Year 1997 are higher than in Fiscal Year 1996.

  Necessary GRF debt service and lease-rental appropriations for the entire biennium were requested in the Governor's proposed budget and incorporated in the related appropriations bill as introduced and in the versions as passed by the House and the Senate and in the act as passed and signed.

  Because the schedule of GRF cash receipts and disbursements do not precisely coincide, temporary GRF cash flow deficiencies may occur in some months of a Fiscal Year. Statutory provisions provide for effective management of these temporary GRF cash deficiencies by permitting the adjustment of payment schedules (as was done during some prior Fiscal Years) and the use of a "Total Operating Fund" ("TOF"). The State has not and does not do external revenue anticipation borrowing.

  The TOF includes the total consolidated cash balances, revenues, disbursements and transfers of the GRF and several other specified funds (including the BSF). The TOF cash balance at June 30, 1994 was $3.1099 billion. Those cash balances are consolidated only for the purpose of meeting cash flow requirements, and, except for the GRF, a positive cash balance must be maintained for each discrete fund included in the TOF. The GRF is permitted to incur a temporary cash deficiency by drawing upon the available consolidated cash balance in the TOF. The amount of that permitted GRF cash deficiency at any time is limited to 10% of GRF revenues for the then preceding Fiscal Year (raised from 7% by December 1992 legislation in order to better avoid the need for even short delays in payments).

  The State has encountered (and planned for) GRF cash flow deficiencies in all recent Fiscal Years. For example, cash flow deficiencies occurred in ten months of Fiscal Year 1992, with the highest month requiring a drawdown of $743.14 million from the TOF, in ten months of Fiscal Year 1993, with the highest month requiring a drawdown of $768.64 million from the TOF, in six months of Fiscal Year 1994, with the highest month requiring a drawdown of $500.64 million from the TOF, and in four months of Fiscal Year 1995, with the highest month requiring a drawdown of $337.96 million from the TOF.

  All cash flow deficiencies have been within the TOF limitations discussed above. Often, the GRF balancing steps described above ameliorated deficiencies in later months of a Fiscal Year, significantly assisting in producing the projected positive year-end GRF balances.

  The State's Constitution directs or restricts the use of certain revenues. Highway fees and excise taxes, including gasoline taxes, are limited in use to highway-related purposes including the payment of interest on certain securities issued for purposes related to the State's highways. Not less than 50% of the receipts from State income and estate and inheritance taxes must be returned to the political subdivisions and school districts where such receipts originated. Since 1987 all net State lottery profits are allocated to elementary, secondary, vocational and special education program purposes.

  Litigation contesting the Ohio system of school funding is pending on appeal, with defendants being the State and several State agencies and officials. In August 1995 a court of appeals reversed the trial court's findings for plaintiff districts.

  Among other relief the plaintiffs had sought was essentially a declaratory judgment that the State's statutory system of funding public elementary and secondary education violates various provisions of the Ohio Constitution, with a remedy requested being decrees as may be required to compel the State and the General Assembly to devise and enact a constitutionally acceptable system of school funding. The trial court in July 1994 concluded that certain provisions of current law (including those relating to the Foundation Program, and certain school district borrowing authorizations) violated provisions of the Ohio Constitution, and directed the State "forthwith to provide for and fund a system of funding public elementary and secondary education in compliance with the Ohio Constitution." The State appealed, and the trial court granted a stay of its findings and conclusions, and a stay of its orders except for requirements that officials prepare and present to the General Assembly proposals for a school funding system complying with the court-specified criteria and except for periodic reports to the court on steps taken to eliminate wealth-based disparities among districts.

  In prior litigation, the Ohio Supreme Court in 1979 upheld what was essentially the then existing Foundation Program against similar claims that the school funding system violated provisions of the Ohio Constitution. Applying that 1979 decision to the present case, the court of appeals found no constitutional violation, and reversed the trial court's negative rulings and vacated its remedial orders.

  The plaintiff coalition has announced an intent to appeal the court of appeals decision to the Ohio Supreme Court. It is not possible at this time to state whether the suit will ultimately be successful if appealed or, should plaintiffs prevail on appeal, the effect on the State's present school funding system, including the amount of and criteria for State basic aid allocations to school districts. It cannot be predicted if the 1979 Supreme Court decision will be considered by the Supreme Court, as it was by the court of appeals, to be determinative of any or all of the issues raised in this current litigation.


  Federal courts have ruled that the State shared joint liability with the local school districts for segregation in public schools in Cincinnati, Cleveland, Columbus, Dayton and Lorain. Subsequent trial court orders directed that remedial costs be shared equally by the State and the respective local districts. For that purpose $75,752,659 was expended in the 1992-93 biennium, $119,382,294 was expended in the 1994-95 biennium, and $144,759,340 has been expended for the current biennium.

  The State's Constitution expressly provides that the State General Assembly has no power to pass laws impairing the obligations of contracts.

  At the present time, the State does not levy any ad valorem taxes on real or tangible personal property. Local taxing districts and political subdivisions currently levy such taxes. The State's Constitution limits the amount of the aggregate levy of ad valorem property taxes, without a vote of the electors or municipal charter provision, to 1% of true value in money. Statutes also limit the amount of the aggregate levy, without a vote or charter provision.

  Economic activity in the State, as in many other industrially developed states, tends to be more cyclical than in some other states and in the nation as a whole. Although manufacturing (including auto-related manufacturing) remains an important part of the State's economy, the greatest growth in Ohio employment in recent years, consistent with national trends, has been in the nonmanufacturing area. Ohio ranked third in the nation in 1990 gross state product derived from manufacturing. Manufacturing income was 27.5% of total Ohio gross state product, compared to 17.1% of that total being from "services". In addition, agriculture and "agribusiness" continue as important elements of the Ohio economy. Ohio continues as a major "headquarters" state. Of the top 500 corporations (based on 1994 sales) as reported in 1995 by Fortune magazine, 48 had headquarters in Ohio, placing Ohio fifth as "headquarters" state for corporations. Payroll employment in Ohio, in the diversifying employment base, showed a steady upward trend until 1979, then decreased until 1982. It reached an all-time high in the summer of 1993 after a slight decrease early in 1992 and then decreased slightly, but is now at a new high. Growth in recent years has been concentrated among nonmanufacturing industries, with manufacturing employment tapering off since its 1969 peak. Nonmanufacturing industries now employ approximately 78.6% of all payroll workers (non-agricultural) in Ohio. Historically, the average monthly unemployment rate in Ohio has been higher than the average figures for the United States, although for 1994 the average monthly unemployment rate in Ohio was 5.5% as compared to a national average of 6.1% in the United States.

  Ohio's 1990 decennial census population of over 10,840,000 indicated a 0.5% population growth since 1980 and Ohio as ranking seventh among the states in population. In 1980 it ranked sixth. The State's 1993 population was estimated at 11,091,000.

  Currently, the State's general obligation bonds are rated Aa, AA and AA by Moody's, Standard & Poor's and Fitch, respectively.

                                  APPENDIX II

                           RATINGS OF MUNICIPAL BONDS

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S ("MOODY'S") MUNICIPAL BOND RATINGS

 Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.
         While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
 Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
 A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
 Baa     Bonds which are rated Baa are considered as medium grade obligations;
         i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
 Ba      Bonds which are rated Ba are judged to have speculative elements;
         their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
 B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.
 Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
 Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
 C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

  Short-term Notes: The four ratings of Moody's for short-term notes are MIG 1/VMIG1, MIG 2/VMIG2, MIG 3/VMIG3 and MIG 4/VMIG4; MIG 1/VMIG1 denotes "best quality . . . strong protection by established cash flows"; MIG 2/VMIG2 denotes "high quality" with ample margins of protection; MIG 3/VMIG3 notes are of "favorable quality . . . but . . . lacking the undeniable strength of the preceding grades"; MIG 4/VMIG4 notes are of "adequate quality . . . [p]rotection commonly regarded as required of an investment security is present
 . . . there is specific risk."

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS

  Excerpts from Moody's description of its corporate bond ratings: Aaa--judged to be the best quality, carry the smallest degree of investment risk; Aa-- judged to be of high quality by all standards; A--possess many favorable investment attributes and are to be considered as upper medium grade obligations; Baa--considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

  Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

  Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

  Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

  Issuers rated Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP ("STANDARD & POOR'S") MUNICIPAL DEBT RATINGS

  A Standard & Poor's municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

  The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

  The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

  The ratings are based, in varying degrees, on the following considerations:

    I. Likelihood of default-by capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

    II. Nature of and provisions of the obligation;

    III. Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

 AAA     Debt rated "AAA" has the highest rating assigned by Standard &
         Poor's. Capacity to pay interest and repay principal is extremely strong.
 AA      Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.
 A       Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher categories.
 BBB     Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.
 BB      Bonds rated "BB", "B", "CCC" and "CC" are regarded, on balance, as
 B       predominately speculative with respect to capacity to pay interest
 CCC     and repay principal in accordance with the terms of the obligations.
 CC      "BB" indicates the lowest degree of speculation and "C" the highest
 C       degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

 CI The rating "CI" is reserved for income bonds on which no interest is being paid.
 D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless
         Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

  Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF STANDARD & POOR'S CORPORATE BOND RATINGS

  A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than a debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

  The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS

  A Standard & Poor's Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

   A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
   A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".
   A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
   B Issues rated "B" are regarded as having only speculative capacity for timely payment.

   C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
   D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless
        Standard & Poor's believes that such payments will be made during such grace period.

  A Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

  A Standard & Poor's municipal note rating reflects the liquidity concerns and market access risks unique to such notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

  --Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

  --Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

  Note rating symbols are as follows:

 SP-1 A very strong or strong capacity to pay principal and interest. Issues that possess overwhelming safety characteristics will be given a "+" designation.
 SP-2  A satisfactory capacity to pay principal and interest.
 SP-3  A speculative capacity to pay principal and interest.

  Unrated: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

  Should no rating be assigned, the reason may be one of the following:

  1. An application for rating was not received or accepted.

  2. The issue or issuers belongs to a group of securities that is not rated as a matter of policy.

  3. There is a lack of essential data pertaining to the issue or issuer.

  4. The issue was privately placed, in which case the rating is not published in Standard & Poor's publications.

  Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date information to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

DESCRIPTION OF FITCH INVESTORS SERVICE, INC.'S ("FITCH") INVESTMENT GRADE BOND RATINGS

  Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

  The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

  Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

  Bonds that have the same ratings are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

  Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

  Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

 AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
 AA Bonds considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".
 A       Bonds considered to be investment grade and of high credit quality.
         The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
 BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

  Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

  Credit Trend Indicator: Credit trend indicators show whether credit fundamentals are improving, stable, declining, or uncertain, as follows:

  Improving     (UP ARROW)

  Stable        (LEFT ARROW/RIGHT ARROW)

  Declining     (DOWN ARROW)

  Uncertain     (UP ARROW/DOWN ARROW)

  Credit trend indicators are not predictions that any rating change will occur, and have a longer-term time frame than issues placed on FitchAlert.

 NR           Indicates that Fitch does not rate the specific issue.
 Conditional  A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.
 Suspended    A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.
 Withdrawn    A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.
 FitchAlert   Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as
              "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

DESCRIPTION OF FITCH SPECULATIVE GRADE BOND RATINGS

  Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.

  The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

  Bonds that have the same rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

 BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.
 B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.
 CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.
 CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.
 C Bonds are in imminent default in payment of interest or principal.

DDD, DD and D   Bonds are in default of interest and/or principal payments.
                Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

  Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD", "DD", or "D" categories.

DESCRIPTION OF FITCH INVESTMENT GRADE SHORT-TERM RATINGS

  Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

  The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

  Fitch short-term ratings are as follows:

 F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

 F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+'.
 F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+' and "F-1' categories.
 F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.
 F-S Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.
 D Default. Issues assigned this rating are in actual or imminent payment default.
 LOC The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch Ohio Municipal Bond Fund of
Merrill Lynch Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Ohio Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1995, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period February 28, 1992 (commencement of operations) to July 31, 1992. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Ohio Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey

September 6, 1995

PORTFOLIO ABBREVIATIONS


To simplify the listings of Merrill Lynch Ohio Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT      Alternative Minimum Tax (subject to)
GO       General Obligation Bonds
HFA      Housing Finance Agency
IDR      Industrial Development  Revenue Bonds
LEVRRS   Leveraged Reverse Rate Securities
M/F      Multi-Family
PCR      Pollution Control Revenue Bonds
S/F      Single-Family
UT       Unlimited Tax
VRDN     Variable Rate Demand Notes




SCHEDULE OF INVESTMENTS                                                                                  (in Thousands)
S&P      Moody's    Face                                                                                          Value
Ratings  Ratings   Amount                             Issue                                                     (Note 1a)

Ohio--92.3%
AAA       Aaa     $ 1,500    Adams County, Ohio, Local School District Improvement Bonds (Ohio Valley),
                             UT, 7% due 12/01/2015 (d)                                                           $ 1,745

NR*       Baa1        900    Ashtabula County, Ohio, IDR, Refunding (Ashland Oil Inc. Project), Series A,
                             6.90% due 5/01/2010                                                                     933

NR*       A         4,000    Barberton, Ohio, Hospital Facilities Revenue Bonds (Barberton Citizens
                             Hospital Co. Project), 7.25% due 1/01/2012                                            4,248

AAA       Aaa       1,000    Buckeye Valley, Ohio, Local School District Revenue Bonds (Delaware County),
                             Series A, UT, 6.85% due 12/01/2015 (d)                                                1,133

A1        NR*       3,500    Cincinnati and Hamilton County, Ohio, Port Authority, IDR (Multi-Color Corp.
                             Project), VRDN, 3.90% due 11/01/2000 (a)                                              3,500

NR*       NR*         710    Cincinnati, Ohio, Student Loan Funding Corporation, Revenue Refunding
                             Bonds, AMT, Sub-Series B, 6.75% due 1/01/2007                                           723

A         NR*       3,000    Cuyahoga County, Ohio, Health Care Facilities Revenue Bonds (Benjamin Rose
                             Institute Project), Series A, 5.30% due 12/01/2025                                    2,955

NR*       VMIG1++     300    Cuyahoga County, Ohio, Hospital Revenue Improvement Bonds (Cleveland
                             University Hospital, VRDN, 3.85% due 1/01/2016 (a)                                      300

NR*       NR*       1,400    Cuyahoga County, Ohio, IDR (Cleveland E Excel), VRDN, AMT, 4.10% due
                             3/01/2019 (a)                                                                         1,400

AA        A1        2,000    Delaware County, Ohio, Sewer Improvement Revenue Bonds,
                             5.25% due 12/01/2015                                                                  1,856

A-        A         1,220    Erie County, Ohio, Hospital Improvement Revenue Refunding Bonds
                             (Firelands Community Hospital Project), 6.75% due 1/01/2015                           1,242

                             Hamilton County, Ohio, Health System Revenue Refunding Bonds:
NR*       VMIG1++     600     (Franciscan Sisters Poor Health), VRDN, Series A, 3.85% due 3/01/2017 (a)              600
BBB       Baa1      3,000     Refunding (Providence Hospital-Franciscan), 6.875% due 7/01/2015                     2,960

AAA       Aaa       1,200    Huron County, Ohio, Human Services Building Revenue Bonds, 7.25%
                             due 12/01/2013 (d)                                                                    1,362

NR*       Aaa       5,530    Kent, Ohio, M/F Housing Mortgage Revenue Bonds (Silver Meadows), AMT,
                             7.30% due 12/20/2036 (e)                                                              5,913

AAA       Aaa       2,110    Kings Local School District Revenue Bonds, UT, 7.50% due 12/01/2016 (c)               2,578

NR*       Aa        1,830    Lakewood, Ohio, Revenue Bonds, Series A, 5.50% due 12/01/2015                         1,752

                             Lakota, Ohio, Local School District Revenue Bonds, GO, UT (b):
AAA       Aaa       1,000     7% due 12/01/2008                                                                    1,163
AAA       Aaa       1,740     7% due 12/01/2010                                                                    2,012

AAA       NR*       1,660    Loveland, Ohio, City School District, GO, UT, 6.65% due 12/01/2015 (d)                1,777

SCHEDULE OF INVESTMENTS (concluded)                                                                      (in Thousands)
S&P      Moody's    Face                                                                                          Value
Ratings  Ratings   Amount                             Issue                                                     (Note 1a)

Ohio (concluded)
BBB+      NR*     $ 3,350    Lucas County, Ohio, Hospital Revenue Bonds (Flower Hospital),
                             6.125% due 12/01/2013                                                               $ 3,131

AAA       Aaa       1,500    Mahoning County, Ohio, Hospital Facilities Revenue Refunding Bonds
                             (YHA Inc. Project), Series A, 7% due 10/15/2014 (d)                                   1,647

BBB+      A3        2,000    Moraine, Ohio, Solid Waste Disposal Revenue Bonds (General Motors Corp.
                             Project), AMT, 6.75% due 7/01/2014                                                    2,156

AAA       Aaa       3,000    North Canton City, Ohio, School District Improvement Bonds, GO, UT,
                             6.70% due 12/01/2019 (b)                                                              3,303

AAA       NR*       1,000    Ohio HFA, Residential Mortgage Revenue Bonds, AMT, Series B-2, 6.70%
                             due 3/01/2025 (e)                                                                     1,027

AAA       Aaa       1,185    Ohio HFA, S/F Mortgage Revenue Bonds, AMT, Series B, 6.903%
                             due 3/24/2031 (e)                                                                     1,215

                             Ohio State Air Quality Development Authority Revenue Bonds:
NR*       NR*         400     (Honda America Manufacturing), VRDN, 3.95% due 1/01/1997 (a)                           400
AAA       Aaa       1,505     PCR, Refunding (Ohio-Edison), Series B, 7.10% due 6/01/2018 (c)                      1,654
NR*       Baa1      1,000     Refunding (Ashland Oil Inc. Project), 6.85% due 4/01/2010                            1,023
AA-       Aa3       4,200     Refunding (Coll-Dayton Power & Light Project), Series B, 6.40%
                              due 8/15/2027                                                                        4,295

AA-       Aa        1,410    Ohio State Higher Educational Facilities, Revenue Refunding Bonds
                             (Case Western Reserve University), 6.25% due 10/01/2016                               1,497

AAA       Aaa       1,925    Ohio State Public Facilities Commission Revenue Refunding Bonds (Higher
                             Education Capital Facilities), Series II-A, 5.20% due 5/01/2002 (b)                   1,984

AAA       Aaa       2,825    South Western City, Ohio (Franklin and Pickway Counties), School District
                             Revenue Bonds, UT, 5% due 12/01/2013 (d)                                              2,578

AAA       Aaa         200    University of Toledo, Ohio, General Receipts Refunding Bonds, Series A, 5.90%
                             due 6/01/2020 (c)                                                                       197

AAA       Aaa       2,000    Westerville, Ohio, Minerva Park and Blendon Joint Township, Hospital
                             District Revenue Refunding Bonds (Saint Ann's Hospital), Series B, 7%
                             due 9/15/2012 (b)                                                                     2,207

AAA       Aaa         725    Whitehall, Ohio, Revenue Bonds, 5.65% due 12/01/2010 (b)                                713

NR*       A1          475    Wood County, Ohio, Sewer District Water Assessment Improvement Bonds,
                             Issue II, 6.55% due 12/01/2014                                                          505

Guam--4.0%

BBB       NR*       3,000    Guam Power Authority Revenue Bonds, Series A, 6.75% due 10/01/2024                    3,035

Puerto Rico--2.5%

AAA       Aaa       1,900    Puerto Rico Electric Power Authority, Power Revenue Bonds, LEVRRS,
                             8.018% due 7/01/2023 (f)(g)                                                           1,857

Total Investments (Cost--$72,249)--98.8%                                                                          74,576

Other Assets Less Liabilities--1.2%                                                                                  870
                                                                                                                 -------
Net Assets--100.0%                                                                                               $75,446
                                                                                                                 =======


(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1995.
(b)AMBAC Insured.
(c)FGIC Insured.
(d)MBIA Insured.
(e)GNMA Collateralized.
(f)FSA Insured.
(g)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1995.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of July 31, 1995
Assets:             Investments, at value (identified cost--$72,248,576) (Note 1a)                          $ 74,575,974
                    Cash                                                                                         483,837
                    Receivables:
                      Securities sold                                                      $  2,692,571
                      Interest                                                                  907,675
                      Beneficial interest sold                                                   74,703        3,674,949
                                                                                           ------------
                    Deferred organization expenses (Note 1e)                                                      18,645
                    Prepaid registration fees and other assets (Note 1e)                                          14,270
                                                                                                            ------------
                    Total assets                                                                              78,767,675
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    2,970,450
                      Beneficial interest redeemed                                              160,995
                      Dividends to shareholders (Note 1f)                                        68,636
                      Investment adviser (Note 2)                                                33,274
                      Distributor (Note 2)                                                       26,351        3,259,706
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        61,944
                                                                                                            ------------
                    Total liabilities                                                                          3,321,650
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 75,446,025
                                                                                                            ============

Net Assets          Class A Shares of beneficial interest, $.10 par value,
Consist of:         unlimited number of shares authorized                                                   $     68,825
                    Class B Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                        606,538
                    Class C Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                          8,273
                    Class D Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                         30,632
                    Paid-in capital in excess of par                                                          74,227,750
                    Accumulated realized capital losses on investments--net (Note 5)                          (1,392,366)
                    Accumulated distributions in excess of realized capital gains--net                          (431,025)
                    Unrealized appreciation on investments--net                                                2,327,398
                                                                                                            ------------
                    Net assets                                                                              $ 75,446,025
                                                                                                            ============

Net Asset Value:    Class A--Based on net assets of $7,269,939 and 688,246 shares
                    of beneficial interest outstanding                                                      $      10.56
                                                                                                            ============
                    Class B--Based on net assets of $64,068,057 and 6,065,383 shares
                    of beneficial interest outstanding                                                      $      10.56
                                                                                                            ============
                    Class C--Based on net assets of $873,714 and 82,726 shares
                    of beneficial interest outstanding                                                      $      10.56
                                                                                                            ============
                    Class D--Based on net assets of $3,234,315 and 306,321 shares
                    of beneficial interest outstanding                                                      $      10.56
                                                                                                            ============



                    See Notes to Financial Statements.

Statement of Operations
                                                                                                      For the Year Ended
                                                                                                           July 31, 1995
Investment Income   Interest and amortization of premium and discount earned                                $  4,511,797
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    402,455
                    Account maintenance and distribution fees--Class B (Note 2)                 317,043
                    Professional fees                                                            66,161
                    Printing and shareholder reports                                             56,036
                    Transfer agent fees--Class B (Note 2)                                        48,452
                    Accounting services (Note 2)                                                 32,847
                    Registration fees (Note 1e)                                                  12,961
                    Amortization of organization expenses (Note 1e)                              11,836
                    Custodian fees                                                                7,443
                    Pricing fees                                                                  5,846
                    Transfer agent fees--Class A (Note 2)                                         4,977
                    Trustees' fees and expenses                                                   3,551
                    Account maintenance and distribution fees--Class C (Note 2)                   1,984
                    Account maintenance fees--Class D (Note 2)                                    1,854
                    Transfer agent fees--Class D (Note 2)                                         1,211
                    Transfer agent fees--Class C (Note 2)                                           264
                    Other                                                                         3,889
                                                                                           ------------
                    Total expenses before reimbursement                                         978,810
                    Reimbursement of expenses (Note 2)                                          (19,871)
                                                                                           ------------
                    Total expenses after reimbursement                                                           958,939
                                                                                                            ------------
                    Investment income--net                                                                     3,552,858
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                         (1,392,365)
Unrealized          Change in unrealized appreciation/depreciation
Gain (Loss) on      on investments--net                                                                        1,835,744
Investments--Net                                                                                            ------------
(Notes 1b, 1d & 3): Net Increase in Net Assets Resulting from Operations                                    $  3,996,237
                                                                                                            ============


                    See Notes to Financial Statements.

Statements of Changes in Net Assets
                                                                                             For the Year Ended July 31,
Increase (Decrease) in Net Assets:                                                              1995             1994
Operations:         Investment income--net                                                 $  3,552,858     $  3,310,756
                    Realized loss on investments--net                                        (1,392,365)        (276,074)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                          1,835,744       (2,899,454)
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      3,996,237          135,228
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                  (402,108)        (470,881)
Shareholders          Class B                                                                (3,039,531)      (2,839,875)
(Note 1f):            Class C                                                                   (15,289)              --
                      Class D                                                                   (95,930)              --
                    In excess of realized gain on investments--net:
                      Class A                                                                        --          (76,803)
                      Class B                                                                        --         (515,879)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                            (3,552,858)      (3,903,438)
                                                                                           ------------     ------------

Beneficial Interest Net increase in net assets derived from beneficial interest
Transactions        transactions                                                                 20,090       16,963,612
(Note 4):                                                                                  ------------     ------------

Net Assets:         Total increase in net assets                                                463,469       13,195,402
                    Beginning of year                                                        74,982,556       61,787,154
                                                                                           ------------     ------------
                    End of year                                                            $ 75,446,025     $ 74,982,556
                                                                                           ============     ============


                    See Notes to Financial Statements.

Financial Highlights
                                                                                                Class A
                                                                                                                For the
                                                                                                                 Period
The following per share data and ratios have been derived                                                       Feb. 28,
from information provided in the financial statements.                                                         1992++ to
                                                                                For the Year Ended July 31,     July 31,
Increase (Decrease) in Net Asset Value:                                         1995       1994        1993       1992
Per Share           Net asset value, beginning of period                      $  10.50   $  11.02    $  10.56   $  10.00
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                         .55        .56         .58        .25
                    Realized and unrealized gain (loss) on
                    investments--net                                               .06       (.43)        .49        .56
                                                                              --------   --------    --------   --------
                    Total from investment operations                               .61        .13        1.07        .81
                                                                              --------   --------    --------   --------
                    Less dividends and distributions:
                      Investment income--net                                      (.55)      (.56)       (.58)      (.25)
                      Realized gain on investments--net                             --         --        (.03)        --
                      In excess of realized gain on investments--net                --       (.09)         --         --
                                                                              --------   --------    --------   --------
                    Total dividends and distributions                             (.55)      (.65)       (.61)      (.25)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $  10.56   $  10.50    $  11.02   $  10.56
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                           6.03%      1.10%      10.51%      8.21%+++
Return:**                                                                     ========   ========    ========   ========

Ratios to           Expenses, net of reimbursement                                .86%       .65%        .51%       .16%*
Average                                                                       ========   ========    ========   ========
Net Assets:         Expenses                                                      .89%       .89%       1.04%      1.36%*
                                                                              ========   ========    ========   ========
                    Investment income--net                                       5.30%      5.12%       5.44%      5.75%*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $  7,270   $  9,373    $  8,446   $  4,209
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                         169.34%     44.83%      41.51%     13.21%
                                                                              ========   ========    ========   ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.

Financial Highlights (continued)
                                                                                                  Class B
                                                                                                                For the
                                                                                                                 Period
The following per share data and ratios have been derived                                                       Feb. 28,
from information provided in the financial statements.                                                         1992++ to
                                                                                 For the Year Ended July 31,    July 31,
Increase (Decrease) in Net Asset Value:                                         1995       1994        1993       1992
Per Share           Net asset value, beginning of period                      $  10.50   $  11.02    $  10.56   $  10.00
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                         .49        .50         .52        .23
                    Realized and unrealized gain (loss) on
                    investments--net                                               .06       (.43)        .49        .56
                                                                              --------   --------    --------   --------
                    Total from investment operations                               .55        .07        1.01        .79
                                                                              --------   --------    --------   --------
                    Less dividends and distributions:
                      Investment income--net                                      (.49)      (.50)       (.52)      (.23)
                      Realized gain on investments--net                             --         --        (.03)        --
                      In excess of realized gain on investments--net                --       (.09)         --         --
                                                                              --------   --------    --------   --------
                    Total dividends and distributions                             (.49)      (.59)       (.55)      (.23)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $  10.56   $  10.50    $  11.02   $  10.56
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                           5.49%       .59%       9.95%      7.98%+++
Return:**                                                                     ========   ========    ========   ========

Ratios to           Expenses, excluding account maintenance and
Average             distribution fees and net of reimbursement                    .87%       .66%        .52%       .17%*
Net Assets:                                                                   ========   ========    ========   ========
                    Expenses, net of reimbursement                               1.37%      1.16%       1.02%       .67%*
                                                                              ========   ========    ========   ========
                    Expenses                                                     1.40%      1.39%       1.55%      1.86%*
                                                                              ========   ========    ========   ========
                    Investment income--net                                       4.79%      4.61%       4.93%      5.26%*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $ 64,068   $ 65,610    $ 53,341   $ 26,244
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                         169.34%     44.83%      41.51%     13.21%
                                                                              ========   ========    ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.

FINANCIAL INFORMATION (concluded)


Financial Highlights (concluded)
The following per share data and ratios have been derived                                           For the Period
from information provided in the financial statements.                                          October 21, 1994++ to
                                                                                                    July 31, 1995
Increase (Decrease) in Net Asset Value:                                                        Class C          Class D
Per Share           Net asset value, beginning of period                                       $  10.09         $  10.09
Operating                                                                                      --------         --------
Performance:        Investment income--net                                                          .37              .41
                    Realized and unrealized gain on investments--net                                .47              .47
                                                                                               --------         --------
                    Total from investment operations                                                .84              .88
                                                                                               --------         --------
                    Less dividends from investment income--net                                     (.37)            (.41)
                                                                                               --------         --------
                    Net asset value, end of period                                             $  10.56         $  10.56
                                                                                               ========         ========

Total Investment    Based on net asset value per share                                            8.50%+++         8.93%+++
Return:**                                                                                      ========         ========

Ratios to           Expenses, excluding account maintenance and
Average             distribution fees and net of reimbursement                                     .90%*            .89%*
Net Assets:                                                                                    ========         ========
                    Expenses, net of reimbursement                                                1.50%*            .99%*
                                                                                               ========         ========
                    Expenses                                                                      1.50%*            .99%*
                                                                                               ========         ========
                    Investment income--net                                                        4.62%*           5.17%*
                                                                                               ========         ========

Supplemental        Net assets, end of period (in thousands)                                   $    874         $  3,234
Data:                                                                                          ========         ========
                    Portfolio turnover                                                          169.34%          169.34%
                                                                                               ========         ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Ohio Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

NOTES TO FINANCIAL STATEMENTS (concluded)


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution
Agreement and Distribution Plans with Merrill Lynch Funds
Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion. The Investment Advisory Agreement obligates FAM to reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. FAM's obligation to reimburse the Fund is limited to the amount of the management fee. No fee payment will be made to the Investment Adviser during any fiscal year which will cause such expenses to exceed expense limitations at the time of payment. For the year ended July 31, 1995, FAM earned fees of $402,455, of which $19,871 was voluntarily waived.

Pursuant to the distribution plans ("the Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                     Account      Distribution
                                 Maintenance Fee       Fee

Class B                                0.25%          0.25%
Class C                                0.25%          0.35%
Class D                                0.10%           --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 1995, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                       MLFD         MLPF&S

Class A                                $310         $2,251
Class D                                $112         $  625


MLPF&S received contingent deferred sales charges of $150,198 relating to transactions in Class B Shares of beneficial interest and $123 relating to transactions in Class C Shares of beneficial interest for the Fund for the year ended July 31, 1995.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLPF&S, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 1995 were $114,346,888 and $115,944,053, respectively.

Net realized and unrealized gains (losses) as of July 31, 1995 were as follows:


                                     Realized     Unrealized
                                      Losses        Gains

Long-term investments             $  (638,995)   $ 2,327,398
Short-term investments               (320,617)            --
Financial futures contracts          (432,753)            --
                                  -----------    -----------
Total                             $(1,392,365)   $ 2,327,398
                                  ===========    ===========


As of July 31, 1995, net unrealized appreciation for Federal income tax purposes aggregated $2,327,398, of which $2,425,949 related to appreciated securities and $98,551 related to depreciated securities. The aggregate cost of investments at July 31, 1995 for Federal income tax purposes was $72,248,576.

4. Beneficial Interest Transactions:
Net increase in net assets derived from beneficial interest transactions was $20,090 and $16,963,612 for the years ended July
31, 1995 and July 31, 1994, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares
for the Year Ended                                  Dollar
July 31, 1995                         Shares        Amount

Shares sold                           181,071    $ 1,870,062
Shares issued to shareholders
in reinvestment of dividends           17,661        181,209
                                  -----------    -----------
Total issued                          198,732      2,051,271
Shares redeemed                      (403,178)    (4,123,436)
                                  -----------    -----------
Net decrease                         (204,446)   $(2,072,165)
                                  ===========    ===========


Class A Shares
for the Year Ended                                  Dollar
July 31, 1994                         Shares        Amount

Shares sold                           337,482    $ 3,657,739
Shares issued to shareholders
in reinvestment of dividends
and distributions                      26,056        285,141
                                  -----------    -----------
Total issued                          363,538      3,942,880
Shares redeemed                      (237,374)    (2,563,654)
                                  -----------    -----------
Net increase                          126,164    $ 1,379,226
                                  ===========    ===========


Class B Shares for the Year                         Dollar
Ended July 31, 1995                   Shares        Amount

Shares sold                         1,171,885    $12,053,962
Shares issued to shareholders
in reinvestment of dividends          169,857      1,744,620
                                  -----------    -----------
Total issued                        1,341,742     13,798,582
Automatic conversion of
shares                                   (600)        (6,397)
Shares redeemed                    (1,524,736)   (15,586,483)
                                  -----------    -----------
Net decrease                         (183,594)   $(1,794,298)
                                  ===========    ===========


Class B Shares for the Year                         Dollar
Ended July 31, 1994                   Shares        Amount

Shares sold                         1,957,432    $21,477,219
Shares issued to shareholders
in reinvestment of dividends
and distributions                     180,104      1,968,660
                                  -----------    -----------
Total issued                        2,137,536     23,445,879
Shares redeemed                      (729,706)    (7,861,493)
                                  -----------    -----------
Net increase                        1,407,830    $15,584,386
                                  ===========    ===========


Class C Shares for the Period                       Dollar
Oct. 21, 1994++ to July 31, 1995      Shares        Amount

Shares sold                            88,400    $   911,000
Shares issued to shareholders
in reinvestment of dividends            1,135         11,864
                                  -----------    -----------
Total issued                           89,535        922,864
Shares redeemed                        (6,809)       (71,984)
                                  -----------    -----------
Net increase                           82,726    $   850,880
                                  ===========    ===========

[FN]
++Commencement of Operations.


Class D Shares for the Period                       Dollar
Oct. 21, 1994++ to July 31, 1995      Shares        Amount

Shares sold                           303,361    $ 3,004,430
Automatic conversion of shares            600          6,397
Shares issued to shareholders
in reinvestment of dividends            3,127         32,727
                                  -----------    -----------
Total issued                          307,088      3,043,554
Shares redeemed                          (767)        (7,881)
                                  -----------    -----------
Net increase                          306,321    $ 3,035,673
                                  ===========    ===========

[FN]
++Commencement of Operations.


5. Capital Loss Carryforward:
At July 31, 1995, the Fund had a net capital loss of approximately $750,000, all of which expires in 2003. This amount will be available to offset like amounts of any future taxable gains.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Objective and Policies..........................................   2
Description of Municipal Bonds and Temporary Investments...................   5
 Description of Municipal Bonds............................................   5
 Description of Temporary Investments......................................   7
 Repurchase Agreements.....................................................   8
 Financial Futures Transactions and Options................................   9
Investment Restrictions....................................................  13
Management of the Trust....................................................  16
 Trustees and Officers.....................................................  16
 Compensation of Trustees..................................................  17
 Management and Advisory Arrangements......................................  18
Purchase of Shares.........................................................  20
 Initial Sales Charge Alternatives--Class A and
  Class D Shares...........................................................  20
 Reduced Initial Sales Charges.............................................  21
 Distribution Plans........................................................  24
 Limitations on the Payment of Deferred Sales Charges......................  24
Redemption of Shares.......................................................  26
 Deferred Sales Charge--Class B and Class C Shares.........................  26
Portfolio Transactions.....................................................  26
Determination of Net Asset Value...........................................  28
Shareholder Services.......................................................  29
 Investment Account........................................................  29
 Automatic Investment Plans................................................  30
 Automatic Reinvestment of Dividends and Capital Gains Distributions.......  30
 Systematic Withdrawal Plans--Class A and
  Class D Shares...........................................................  30
 Exchange Privilege........................................................  31
Distributions and Taxes....................................................  45
 Environmental Tax.........................................................  48
 Tax Treatment of Option and Futures Transactions..........................  48
 Ohio Income Tax...........................................................  49
Performance Data...........................................................  49
General Information........................................................  52
 Description of Shares.....................................................  52
 Computation of Offering Price Per Share...................................  53
 Independent Auditors......................................................  54
 Custodian.................................................................  54
 Transfer Agent............................................................  54
 Legal Counsel.............................................................  54
 Report to Shareholders....................................................  54
 Additional Information....................................................  54
Appendix I--Economic and Financial Conditions in Ohio......................  55
Appendix II--Ratings of Municipal Bonds....................................  59
Independent Auditors' Report...............................................  68
Financial Statements.......................................................  69

                                                          Code # 16155-1195

LOGO  MERRILL LYNCH

Merrill Lynch Ohio
Municipal Bond Fund

Merrill Lynch Multi-State
Municipal Series Trust

[ART]

STATEMENT OF
ADDITIONAL
INFORMATION

November 21, 1995

Distributor:
Merrill Lynch
Funds Distributor, Inc.

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

  (a)FINANCIAL STATEMENTS

    Contained in Part A:

     Financial Highlights for each of the years in the three-year period ended July 31, 1995 and for the period February 28, 1992
      (commencement of operations) through July 31, 1992.

    Contained in Part B:
     Schedule of Investments as of July 31, 1995.

     Statement of Assets and Liabilities as of July 31, 1995.

     Statement of Operations for the year ended July 31, 1995.

     Statements of Changes in Net Assets for each of the years in the two-year period ended July 31, 1995.

     Financial Highlights for each of the years in the three-year period ended July 31, 1995 and for the period February 28, 1992
      (commencement of operations) to July 31, 1992.

  (b)EXHIBITS

 EXHIBIT
 NUMBER
 -------
   1(a)  --Declaration of Trust of the Registrant, dated August 2, 1985.(a)
    (b)  --Amendment to Declaration of Trust, dated September 18, 1987.(a)
    (c)  --Amendment to Declaration of Trust, dated December 21, 1987.(a)
    (d)  --Amendment to Declaration of Trust, dated October 3, 1988.(a)
    (e)  --Amendment to Declaration of Trust, dated October 17, 1994 and instrument establishing Class C and Class D shares of beneficial interest.
    (f)  --Instrument establishing Merrill Lynch Ohio Municipal Bond Fund (the
          "Fund") as a series of Registrant.(a)
    (g)  --Instrument establishing Class A and Class B shares of beneficial interest of the Fund.(a)
   2     --By-Laws of Registrant.(a)
   3     --None.
   4     --Portions of the Declaration of Trust, Establishment and Designation
          and By-Laws of the Registrant defining the rights of holders of the
          Fund as a series of the Registrant.(b)
   5(a)  --Form of Management Agreement between Registrant and Fund Asset
          Management, L.P.(a)
    (b)  --Supplement to Management Agreement between Registrant and Fund Asset
          Management, L.P.(e)
   6(a)  --Form of Revised Class A Shares Distribution Agreement between
          Registrant and Merrill Lynch Funds Distributor, Inc. (including Form of Selected Dealers Agreement).(e)
    (b)  --Form of Class B Shares Distribution Agreement between Registrant and
          Merrill Lynch Funds Distributor, Inc.(a)
    (c)  --Form of Class C Shares Distribution Agreement between Registrant and
          Merrill Lynch Funds Distributor, Inc. (including Form of Selected
          Dealers Agreement).(e)
    (d)  --Form of Class D Shares Distribution Agreement between Registrant and
          Merrill Lynch Funds Distributor, Inc. (including Form of Selected
          Dealers Agreement).(e)
    (e)  --Letter Agreement between the Fund and Merrill Lynch Funds
          Distributor, Inc., dated September 15, 1993, in connection with the
          Merrill Lynch Mutual Fund Adviser program.(c)
   7     --None.
   8     --Form of Custody Agreement between Registrant and State Street Bank &
          Trust Company.(d)
   9     --Form of Transfer Agency, Dividend Disbursing Agency and Shareholder
          Servicing Agency Agreement between Registrant and Merrill Lynch
          Financial Data Services, Inc.(f)
  10     --Opinion of Brown & Wood, counsel for the Registrant.
  11     --Consent of Deloitte & Touche LLP, independent auditors for the
          Registrant.

 EXHIBIT
 NUMBER
 -------
     12  --None.
     13  --Certificate of Fund Asset Management, Inc.(a)
     14  --None.
  15(a)  --Form of Amended and Restated Class B Shares Distribution Plan of the
          Registrant and Amended and Restated Class B Shares Distribution Plan
          Sub-Agreement.(g)
    (b)  --Form of Class C Shares Distribution Plan and Class C Shares
          Distribution Plan Sub-Agreement of Registrant.(e)
    (c)  --Form of Class D Shares Distribution Plan and Class D Shares
          Distribution Plan Sub-Agreement of Registrant.(e)
  16(a)  --Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22 relating to Class A
          Shares.(a)
    (b)  --Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22 relating to Class B
          Shares.(a)
    (c)  --Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22 relating to Class C
          Shares.
    (d)  --Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22 relating to Class D
          Shares.
  17(a)  --Financial Data Schedule for Class A Shares.
    (b)  --Financial Data Schedule for Class B Shares.
    (c)  --Financial Data Schedule for Class C Shares.
    (d)  --Financial Data Schedule for Class D Shares.

--------
(a) Refiled pursuant to the Electronic Data Gathering, Analysis and Retrieval ("EDGAR") phase-in requirements.

(b) Reference is made to Article II, Section 2.3 and Articles V, VI, VIII, IX, X and XI of the Registrant's Declaration of Trust, as amended, filed as Exhibits 1(a), 1(b), 1(c), 1(d) and 1(e) with Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the "Registration Statement"); to the Certificates of Establishment and Designation establishing the Fund as a series of the Registrant and establishing Class A and Class B shares of beneficial interest of the Fund, filed as Exhibits 1(f) and 1(g), respectively, with Post-Effective Amendment No. 5 to the Registration Statement; and to Articles I, V and VI of the Registrant's By-Laws, filed as Exhibit 2 with Post-Effective Amendment No. 5 to the Registration Statement.

(c) Filed on November 8, 1993 as an Exhibit to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A under the Securities Act of 1933.

(d) Incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A under the Securities Act of 1933, as amended, filed on October 14, 1994, relating to shares of Merrill Lynch Minnesota Municipal Bond Fund series of the Registrant (File No. 33-44734).

(e) Filed on October 19, 1994 as an Exhibit to Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A under the Securities Act of 1933.

(f) Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A under the Securities Act of 1933, as amended, filed on October 20, 1995, relating to shares of Merrill Lynch Arizona Municipal Bond Fund series of the Registrant (File No. 33-41311).

(g) Incorporated by reference to Exhibit 15(a) to Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A under the Securities Act of 1933, as amended, filed on October 26, 1995, relating to shares of Merrill Lynch Michigan Municipal Bond Fund series of the Registrant (File No. 33-55576).

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

  Registrant is not controlled by or under common control with any other person.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.

                                                               NUMBER OF
                                                           RECORD HOLDERS AT
                        TITLE OF CLASS                    SEPTEMBER 30, 1995*
                        --------------                    -------------------
      Class A Shares of beneficial interest, par value
       $0.10 per share...................................          248
      Class B Shares of beneficial interest, par value
       $0.10 per share...................................        2,306
      Class C Shares of beneficial interest, par value
       $0.10 per share...................................           58
      Class D Shares of beneficial interest, par value
       $0.10 per share...................................           31

--------
* The number of holders includes holders of record plus beneficial owners whose shares are held of record by Merrill Lynch, Pierce, Fenner & Smith Incorporated.

ITEM 27. INDEMNIFICATION.

  Section 5.3 of the Registrant's Declaration of Trust provides as follows:

  "The Trust shall indemnify each of its Trustees, officers, employees and agents (including persons who serve at its request as directors, officers or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a trustee, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person. The rights accruing to any Person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no person may satisfy any right in indemnity or reimbursement granted herein or in Section 5.1 or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable to any Person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under this Section 5.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification."

  Insofar as the conditional advancing of indemnification monies for actions based upon the Investment Company Act of 1940, as amended, may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount which it is ultimately determined he is entitled to receive from the Registrant by reason of indemnification; and (iii)
(a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or
(b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts that the recipient of the advance ultimately will be found entitled to indemnification.

  In Section 9 of the Distribution Agreements relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933 (the "1933 Act"), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

  Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to Trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

  Fund Asset Management, L.P. (the "Manager" or "FAM") acts as the investment adviser for the following open-end investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc. and The Municipal Fund Accumulation Program, Inc.; and the following closed-end investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Emerging Tigers Fund, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniVest California Insured Fund, Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest New York Insured Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Insured Fund II, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield New York Insured Fund III, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc., Senior High Income Portfolio, II, Inc., Senior Strategic Income Fund, Inc., Taurus MuniCalifornia Holdings, Inc., Taurus MuniNewYork Holdings, Inc. and Worldwide DollarVest Fund, Inc.

  Merrill Lynch Asset Management, L.P. ("MLAM"), an affiliate of the Manager, acts as the investment adviser for the following open-end investment companies:
Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Balanced Fund for Investment and Retirement, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Fund For Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Growth Fund for Investment and Retirement, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Institutional Intermediate Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S.A. Government Reserves, Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch Utility Income Fund, Inc. and Merrill Lynch Variable Series Funds, Inc. and the following closed-end investment companies:
Convertible Holdings, Inc. Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc.

  The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Institutional Intermediate Fund is One Financial Center, 15th Floor, Boston, Massachusetts 02111-2646. The address of the Manager, MLAM, Princeton Services, Inc. ("Princeton Services") and Princeton Administrators, L.P. is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch Funds Distributor, Inc. ("MLFD") is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Merrill Lynch & Co., Inc. ("ML & Co.") is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281. The address of the Fund's transfer agent, Merrill Lynch Financial Data Services, Inc. ("MLFDS"), is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

  Set forth below is a list of each executive officer and partner of the Manager indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since August 1, 1993 for his or its own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Zeikel is President, Mr. Glenn is Executive Vice President and Mr. Richard is Treasurer of substantially all of the investment companies described in the preceding paragraphs and Messrs. Giordano, Harvey, Hewitt, Kirstein and Monagle are directors, trustees or officers of one or more of such companies.

  Officers and partners of FAM are set forth as follows:

                                                           OTHER SUBSTANTIAL BUSINESS,
           NAME           POSITION(S) WITH THE MANAGER PROFESSION, VOCATION OR EMPLOYMENT
           ----           ---------------------------- ----------------------------------
 ML & Co. ...............    Limited Partner              Financial Services Holding
                                                           Company; Limited Partner of
                                                           MLAM
 Princeton Services......    General Partner              General Partner of MLAM
 Arthur Zeikel...........    President                    President of MLAM; President
                                                           and Director of Princeton
                                                           Services; Director of MLFD;
                                                           Executive Vice President of
                                                           ML & Co.; Executive Vice
                                                           President of Merrill Lynch
 Terry K. Glenn..........    Executive Vice               Executive Vice President of
                              President                    MLAM; Executive Vice
                                                           President and Director of
                                                           Princeton Services;
                                                           President and Director of
                                                           MLFD; Director of FDS;
                                                           President of Princeton
                                                           Administrators, L.P.
 Vincent R. Giordano.....    Senior Vice President        Senior Vice President of
                                                           MLAM; Senior Vice President
                                                           of Princeton Services
 Elizabeth Griffin.......    Senior Vice President        Senior Vice President of MLAM
 Norman R. Harvey........    Senior Vice President        Senior Vice President of
                                                           MLAM; Senior Vice President
                                                           of Princeton Services
 N. John Hewitt..........    Senior Vice President        Senior Vice President of
                                                           MLAM; Senior Vice President
                                                           of Princeton Services
 Philip L. Kirstein......    Senior Vice                  Senior Vice President,
                              President, General           General Counsel and
                              Counsel and                  Secretary of MLAM; Senior
                              Secretary                    Vice President, General
                                                           Counsel, Secretary and
                                                           Director of Princeton
                                                           Services; Director of MLFD
 Ronald M. Kloss.........    Senior Vice President        Senior Vice President and
                              and Controller               Controller of MLAM; Senior
                                                           Vice President and
                                                           Controller of Princeton
                                                           Services
 Joseph T. Monagle,          Senior Vice President        Senior Vice President of
  Jr. ...................                                  MLAM; Senior Vice President
                                                           of Princeton Services
 Richard L. Reller.......    Senior Vice President        Senior Vice President of
                                                           MLAM; Senior Vice President
                                                           of Princeton Services

                                                           OTHER SUBSTANTIAL BUSINESS,
           NAME           POSITION(S) WITH THE MANAGER PROFESSION, VOCATION OR EMPLOYMENT
           ----           ---------------------------- ----------------------------------
 Gerald M. Richard.......    Senior Vice President        Senior Vice President and
                              and Treasurer                Treasurer of MLAM; Senior
                                                           Vice President and
                                                           Treasurer of Princeton
                                                           Services; Vice President
                                                           and Treasurer of MLFD
 Ronald L. Welburn.......    Senior Vice President        Senior Vice President of
                                                           MLAM; Senior Vice President
                                                           of Princeton Services
 Anthony Wiseman.........    Senior Vice President        Senior Vice President of
                                                           MLAM; Senior Vice President
                                                           of Princeton Services

ITEM 29. PRINCIPAL UNDERWRITERS.

  (a) MLFD acts as the principal underwriter for the Registrant and for each of the open-end investment companies referred to in the first two paragraphs of
Item 28 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, Convertible Holdings, Inc., The Corporate Fund Accumulation Program, Inc., MuniAssets Fund, Inc. and The Municipal Fund Accumulation Program, Inc. and MLFD also acts as the principal underwriter for the following closed-end investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc.

  (b) Set forth below is information concerning each director and officer of MLFD. The principal business address of each such person is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Messrs. Aldrich, Brady, Breen, Crook, Fatseas, Graczyk and Wasel is One Financial Center, 15th Floor, Boston, Massachusetts 02111-2646.

                                       (2)                        (3)
          (1)                POSITION(S) AND OFFICES    POSITION(S) AND OFFICES
         NAME                       WITH MLFD               WITH REGISTRANT
         ----                -----------------------    -----------------------
Terry K. Glenn...........  President and Director       Executive Vice President
Arthur Zeikel............  Director                     President and Trustee
Philip L. Kirstein.......  Director                     None
William E. Aldrich.......  Senior Vice President        None
Robert W. Crook..........  Senior Vice President        None
Kevin P. Boman...........  Vice President               None
Michael J. Brady.........  Vice President               None
William M. Breen.........  Vice President               None
Sharon Creveling.........  Vice President and Assistant None
                            Treasurer
Mark A. DeSario..........  Vice President               None
James T. Fatseas.........  Vice President               None
Stanley Graczyk..........  Vice President               None
Debra W. Landsman-Yaros..  Vice President               None
Michelle T. Lau..........  Vice President               None
Gerald M. Richard........  Vice President and Treasurer Treasurer
Salvatore Venezia........  Vice President               None
William Wasel............  Vice President               None
Robert Harris............  Secretary                    None

  (c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.

  All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules thereunder are maintained at the offices of the Registrant, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

ITEM 31. MANAGEMENT SERVICES.

  Other than as set forth under the caption "Management of the Trust-- Management and Advisory Arrangements" in the Prospectus constituting Part A of the Registration Statement and under "Management of the Trust--Management and Advisory Arrangements" in the Statement of Additional Information constituting Part B of the Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 32. UNDERTAKINGS.

  (a) Not applicable.

  (b) Not applicable.

  (c) Registrant undertakes to furnish each person to whom a Prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Plainsboro, and the State of New Jersey, on the 20th day of November, 1995.

                                          Merrill Lynch Multi-State Municipal
                                           Series Trust
                                                      (Registrant)

                                                    /s/ Terry K. Glenn
                                          By: _________________________________
                                              (TERRY K. GLENN, EXECUTIVE VICE
                                                        PRESIDENT)

  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

              SIGNATURE                         TITLE                DATE

           Arthur Zeikel*               President and
-------------------------------------    Trustee
           (ARTHUR ZEIKEL)               (Principal Executive Officer)

         Gerald M. Richard*             Treasurer (Principal Financial
-------------------------------------    and Accounting
         (GERALD M. RICHARD)             Officer)

         James H. Bodurtha*             Trustee
-------------------------------------
         (JAMES H. BODURTHA)

         Herbert I. London*             Trustee
-------------------------------------
         (HERBERT I. LONDON)

          Robert R. Martin*             Trustee
-------------------------------------
         (ROBERT R. MARTIN)

           Joseph L. May*               Trustee
-------------------------------------
           (JOSEPH L. MAY)

          Andre F. Perold*              Trustee
-------------------------------------
          (ANDRE F. PEROLD)


         /s/ Terry K. Glenn
*By: ________________________________                            November 20,
 (TERRY K. GLENN, ATTORNEY-IN-FACT)                               1995

                               POWER OF ATTORNEY

  The undersigned Trustee of Merrill Lynch Multi-State Municipal Series Trust hereby authorizes Arthur Zeikel, Terry K. Glenn and Gerald M. Richard, or any of them, as attorney-in-fact, to sign on his behalf, in the capacity stated below, any amendments to the Registration Statement (including post-effective amendments) on Form N-1A of Merrill Lynch Ohio Municipal Bond Fund, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

              SIGNATURE                         TITLE                DATE

        /s/ James H. Bodurtha                  Trustee
-------------------------------------                            November 17,
         (JAMES H. BODURTHA)                                      1995

                                 EXHIBIT INDEX

 EXHIBIT                                                                  PAGE
 NUMBER                           DESCRIPTION                            NUMBER
 -------                          -----------                            ------
   1(a)  --Declaration of Trust of the Registrant, dated August 2,
          1985. (a)
    (b)  --Amendment to Declaration of Trust, dated September 18,
          1987. (a)
    (c)  --Amendment to Declaration of Trust, dated December 21, 1987.
          (a)
    (d)  --Amendment to Declaration of Trust, dated October 3, 1988.
          (a)
    (e)  --Amendment to Declaration of Trust, dated October 17, 1994 and instrument establishing Class C and Class D shares of
          beneficial interest.
    (f)  --Instrument establishing Merrill Lynch Ohio Municipal Bond
          Fund (the "Fund") as a series of Registrant. (a)
    (g)  --Instrument establishing Class A and Class B shares of beneficial interest of
          the Fund. (a)
   2     --By-Laws of the Registrant. (a)
   5(a)  --Form of Management Agreement between Registrant and Fund
          Asset
          Management, L.P. (a)
   6(b)  --Form of Class B Shares Distribution Agreement between
          Registrant and Merrill Lynch Funds Distributor, Inc. (a)
  10     --Opinion of Brown & Wood, counsel for the Registrant.
  11     --Consent of Deloitte & Touche LLP, independent auditors for the
          Registrant.
  13     --Certificate of Fund Asset Management, Inc. (a)
  16(a)  --Schedule for computation of each performance quotation provided in the Registration Statement in response to Item
          22 relating to Class A shares. (a)
    (b)  --Schedule for computation of each performance quotation provided in the Registration Statement in response to Item
          22 relating to Class B shares. (a)
    (c)  --Schedule for computation of each performance quotation provided in the Registration Statement in response to Item
          22 relating to Class C shares.
    (d)  --Schedule for computation of each performance quotation provided in the Registration Statement in response to Item
          22 relating to Class D shares.
  17(a)  --Financial Data Schedule for Class A shares.
    (b)  --Financial Data Schedule for Class B shares.
    (c)  --Financial Data Schedule for Class C shares.
    (d)  --Financial Data Schedule for Class D shares.

--------
(a) Refiled pursuant to the Electronic Data Gathering, Analysis and Retrieval ("EDGAR") phase-in requirements.

APPENDIX FOR GRAPHIC AND IMAGE MATERIAL

        Pursuant to Rule 304 of Regulation S-T, the following table presents fair and accurate narrative descriptions of graphic and image material omitted from this EDGAR Submission file due to ASCII-incompatibility and cross-references this material to the location of each occurrence in the text.

DESCRIPTION OF OMITTED                      LOCATION OF GRAPHIC
   GRAPHIC OR IMAGE                           OR IMAGE IN TEXT
----------------------                      -------------------
Compass plate, circular                  Back cover of Prospectus and
graph paper and Merrill Lynch            back cover of Statement of
logo including stylized market           Additional Information
bull